UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.



                   SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008   ANNUAL REPORT

                   Schroder International Alpha Fund
                   Schroder International Diversified Value Fund
                   Schroder Emerging Market Equity Fund
                   Schroder U.S. Opportunities Fund
                   Schroder U.S. Small and Mid Cap Opportunities Fund Schroder North American Equity Fund
                   Schroder Total Return Fixed Income Fund
                   Schroder Multi-Asset Growth Portfolio

(SCHRODERS LOGO)

SCHRODER MUTUAL FUNDS

                                                December 23, 2008

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the 12 months ended October 31, 2008. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by portfolio managers explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The 12 months under review were extremely volatile for investors across all asset classes. U.S. and international markets moved significantly lower as the global economy was shaken over the credit crunch that began in the U.S. What began as a problem for a niche area of the American mortgage market spiraled into a global crisis that has dominated headlines around the world. The credit crunch is no longer just a concern for financial institutions and politicians, but an event with real implications for the consumer. Indeed, the reporting period saw house prices falling, the cost of borrowing rising and concerns about job security mounting, leading to consumer confidence reaching its lowest ebb since the early 1990s. The effect of this is beginning to show -- retail sales in the U.S. have fallen followed by a sharp fall in UK sales. The U.S. Federal Reserve (the "Fed") moved aggressively to inject liquidity into financial markets and bolster confidence in the financial system. However, the Fed's actions have not led to real economic stimulation. This is evidenced by the fact that banks are still cautious in extending credit to borrowers. Central banks elsewhere also stepped up liquidity operations, but generally the banking sector stayed risk averse as judged from the spreads between money market and official rates. The ripple effect can be felt across the globe.

In the U.S., the financial world witnessed the collapse of some of banking's biggest players. Lehman Brothers, Bear Stearns, Washington Mutual, Fortis and HBOS were just some of the names to fall victim to the ongoing turmoil in the face of insurmountable debts. This led to the U.S. Government passing the $700 billion Troubled Asset Relief Program ("TARP"). During the reporting period, credit became much tighter to come by for the consumer, even for those with the strongest credit ratings. Banks drastically scaled back on home equity lines and credit card companies have imposed lower limits and higher minimum balance payments. Even students have been adversely affected as lending institutions have limited finance options. Downgrading of bond insurers had a major effect on the municipal bond market. In addition, with the U.S. economy in recession, worries about job security are stifling the urge to spend. Finally, rising unemployment and staggered income growth continue to lead to higher delinquency rates and charge-offs that in turn has led to tighter credit restraints.

In Europe, equity markets have experienced almost unprecedented levels of volatility in the past 12 months. Prior to the onset of the global credit crunch in the second quarter of 2007, Europe boasted the economic ingredients for stellar growth: M&A activity was robust and corporate earnings enjoyed particularly strong momentum. It was inevitable that this sustained period of growth would have to revert to the mean, and we are now seeing this strong growth environment being replaced with one of caution, as the global financial crisis seeps into the real economy and Europe faces the onset of recession. The European economy is facing some strong headwinds. Along with other regions around the world, European markets have been hit hard by reverberations from the U.S. sub-prime mortgage market meltdown and the aftershocks are likely to be felt well into 2009. Unsurprisingly, in view of the above, earnings growth drivers for European companies are weakening. Following outstanding earnings growth over the past few years, the reporting period saw companies entering a period of declining growth and profitability. Fears of a global recession during the past few months have contributed to a significant fall in the price of oil and other commodities. This has served to ease inflationary pressures and leaves the European Central Bank ("ECB") open to make substantial interest rate cuts. In addition to the recent government-led bank bail-outs, huge fiscal stimulus packages are being discussed and drawn up across Europe, and governments are now taking unprecedented action in response to potential deflationary pressures.

Asian equities have been amongst the hardest hit by the market turmoil during the past 12 months. With the dramatic unfolding of events in the ongoing credit crisis, Asian equities remained under significant pressure as the de-leveraging process in the global financial system continues to unravel. While the region has a relatively small direct exposure to the credit crunch, it has been caught up in the contagion leading to a de-rating in Asian equities. As we move into 2009, we expect growth to slow further and earnings to disappoint as slowing external demand feeds through to export-intensive Asia. Of the two, earnings disappointment poses the greater risk. Although there has been a raft of revision downgrades in the year to date, consensus expectations are still far too optimistic and we would not be surprised to see a further leg down -- particularly with respect to manufacturing companies as high input costs squeeze margins and as sluggish sales impact profitability. Corporate earnings growth could very likely turn negative.

SCHRODER MUTUAL FUNDS

A global recession now seems unavoidable with the UK, the U.S. and Europe all reporting declines in economic growth; and it's not just the developed world that is affected -- emerging markets growth is also slowing as investors seek the perceived safe haven of more economically mature markets. It would, indeed, appear that no economy is immune from this downturn. As such, we now expect economic growth to fall by 1.5% in the U.S. and by 2% in the UK next year, and by 0.5% in Europe. We also anticipate emerging market growth slowing to 4% -- from over 6% last year.

On a more positive note, falling commodity prices and weakening global demand for goods and services should result in a significant drop in inflation over the coming months. This should eventually bring relief to the world's financial markets and pave the way for further interest rate cuts. Indeed, as demonstrated by the Bank of England's recent surprise 1.5% cut, interest rates may fall even further than initially suspected. We now believe that UK and European interest rates will fall below 3% by the end of next year. The Fed, in an historic move, lowered its target for the InterBank federal funds rate to a range of zero to 0.25%, a record low, from 1.00%, and said it was willing to keep rates low for an extended period. This should allow for a modest recovery in 2010.

In this type of environment, we believe that the long-term investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                        Sincerely,


                                        /s/ Mark A. Hemenetz

                                        Mark A. Hemenetz, CFA
                                        President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE MAY NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2008.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

In the 12 months ended October 31, 2008, the Schroder International Alpha Fund (the "Fund") fell 48.95% (Investor Shares) and 49.04% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 46.63% during this same period.

MARKET BACKGROUND

International equity markets moved significantly lower over the past 12 months, dragged down by two forces. One was the acceleration of the credit crunch, with the shape of the global financial system in the process of being altered as a result. Lending conditions remained tight and credit spreads widened further. Banks as well as other businesses and consumers found it difficult to obtain financing. Central banks cut interest rates aggressively, continued to inject liquidity into the financial system and some regulators, as in the U.S., went as far as restricting the practice of short-selling. Given the uncertainty in the market, volatility is at all-time highs.

The economic environment clearly deteriorated sharply in the summer when companies globally 'hit the wall' as banks stopped lending and cash hoarding escalated. This turned what was set to be a 'strong slowdown' in economic growth into a full-blown recession. Given this developing scenario, governments in the U.S., the UK and Europe announced large recapitalization plans. Under the general terms of the various plans, banks were offered capital in exchange for common and preference shares. Some were more attractive than others, but they all had similar goals -- to raise confidence in the financial system and, crucially, to get banks lending again.

The other force driving markets lower in the period involved a sell-off in resource stocks. While long-term economic prospects for infrastructure spending globally remains strong, the acceleration of global economic weakness after September drove material stocks sharply lower. While oil prices reached an all-time high of $147 per barrel in July, they fell dramatically for the rest of the period. This correction in commodity prices was exacerbated by leveraged investors, especially hedge funds, becoming forced sellers. Those weaker commodity prices, however, have had a positive influence on inflation as their retracements deflated inflationary fears.

Given this market backdrop, the financial sector was the weakest performer in the Index, followed closely by material stocks, especially mining. The deteriorating outlook for the global economy also had an adverse impact on industrials and technology stocks. The strongest-performing sectors were defensives, given their attractiveness in uncertain times, and the best of these were consumer staples and health care.

PORTFOLIO REVIEW

Performance over the last 12 months was behind the benchmark, due to the impact of the severe market rotation out of resource-related stocks. From a regional perspective, our holdings in the UK, continental Europe and the Pacific ex-Japan were most beneficial for performance. However, these were negated by our limited exposure to emerging markets and Canada, as well as an underweight position in Japan, where we are finding it difficult to find growth. Across the Fund's portfolio, the technology and financial sectors contributed most to returns, while industrials, energy and utilities detracted most.

Within the technology sector, our contrarian view on names such as HYNIX SEMICONDUCTOR and TAIWAN SEMICONDUCTOR MANUFACTURING benefited Fund returns. Software company AUTONOMY also performed well, as it won a number of large contracts from banks looking to safeguard against credit-related litigation, while Japan-based entertainment software developer SQUARE-ENIX was another contributor, driven by the strength of its new product releases.

Our underweight exposure to financials was helpful in the period, as was overall stock selection, such as our holding in UK motor insurance provider ADMIRAL, which held up relatively well. Many of our defensive positions in other sectors also worked well, like pharmaceutical company ROCHE and consumer staple groups NESTLE and UNILEVER.

In the material sector, our overweight stance detracted from returns, but much of this was compensated for by strong stock selection within the sector. For instance, we were rewarded for retaining only a very small exposure to the mining industry, while some of our climate-change-related holdings also proved beneficial, including SYNGENTA (crop protection) and LINDE (industrial gases). In addition, despite market worries about high input costs, REXAM, the UK-based beverage can and packaging company was able to maintain margin levels and proved to be defensive.

At the other end, DAEWOO SHIPBUILDING headed the list of detractors as the market became increasingly concerned that a combination of the credit crunch and lower commodity prices could see some contracts cancelled. Worries about weaker global demand also weighed on our holdings in steel companies THYSSEN KRUPP and ARCELOR MITTAL. Other detractors included telecommunication provider TELENOR and property company KEPPEL LAND.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

OUTLOOK

We expect that the strong trend of consumer and financial sector de-leveraging combined with the re-leveraging of government balance sheets will continue to unroll. There are several key questions going forward, however. One relates to the speed of adjustment in the global dislocation of the de-leveraging process. While a rapid adjustment may seem appropriate from a capital markets perspective, its economic and social consequences are unacceptable from most political viewpoints, and governments have tried to cushion this via various actions since the intensification of the crisis in September. Central banks and governments are taking extraordinary steps, but a stabilisation in the impact of the 'negative multiplier effect' of de-leveraging will take time.

A second question is if the sharp economic deceleration leads to deflationary trends. The market until recently focused on inflation, but it is clear that with a sharp slowdown, increased idle capacity and higher unemployment, the immediate impact might be deflation, despite high liquidity injections by governments around the world. A deflationary environment is not bad when it brings more buying power to consumers in difficulty, but it can be treacherous if it turns into 'wait and see' consumption patterns in dysfunctional financial systems and recessionary environments.

A third question relates to the impact on the developing economies of the credit crunch and, potentially, one of the worst recessions in 30 years in the developed markets. Emerging economies are in a stronger financial position than in the past, with a current account surplus of US$785 billion this year, and foreign debt having fallen to 24% of GDP, but they are exposed to the misfortunes of the West via trade and capital.

Governments in a few key emerging markets economies, however, should be able to support their domestic economies via large infrastructure programs and stimulate consumer and corporate spending through monetary and fiscal policies. China, for example, which represented close to 30% of world economic growth in 2007, has announced a package close to US$600 billion focused on infrastructure, property and fiscal stimulus for the domestic consumer to be spent by 2010.

Clearly, one of the key priorities for governments globally is to get banks lending again. It is essential to see liquidity becoming accessible for companies. So far, loan surveys have yet to show any signs of revival and bank nationalisations may have further to go if this continues. Another key indicator to watch is U.S. property prices, as a stabilisation would help restore some confidence and might entice banks to lend again.

In this environment, and from a global perspective, we continue to focus on quality, in terms of a company's balance sheet, such as having a strong cash flow and low Net Debt to Equity position. Strong management teams are also key for vision and leadership, and corporate governance will be an essential differentiator. We also seek attractively priced companies with positive earnings growth. In an environment of slower global economic growth, markets will pay up for companies delivering earnings growth, especially if it is visible and sustainable.

While it is very difficult in the midst of ongoing short-term negative news, it is essential to frame stock selection within a medium-term time horizon to avoid being trapped in the fear-induced panic that markets create in such a volatile environment. Understanding key long-term trends that will have a strong impact on the sustainability of growth in earnings in companies around the world is helpful.

Between now and 2050, the world's population is predicted to grow by a staggering three billion people -- a 50% increase. Importantly, demographic trends over the next 40 years will be characterized by three major trends. First, most population growth will take place in emerging economies, and urbanization will be a by-product. Second, the variation in percentage of 35-54 year olds in various countries will drive GDP growth and shift in consumption patterns. Third, increasing longevity means people could have to extend their working lives and provide for their own retirement and long-term health care.

Global climate change is another secular growth driver that we believe will continue supporting both the medium and longer-term earnings of certain companies. Impacts on food supply and weather patterns on insurance and property prices (as well as banks) in major cities are all key items to monitor and anticipate. This is in order to understand better the operating environment for the corporate world. This will lead, once the most intense part of the current crisis is behind us, to an acceleration of governments' plans to reduce harmful carbon emissions, and the need for large infrastructure investments to mitigate and adapt to those harmful changes.

We believe companies with goods and services benefiting from those trends will have more sustainable earnings and, while some are currently neglected in the market, current share price weakness offers strong opportunities, in our opinion.

SCHRODER INTERNATIONAL ALPHA FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
      THE SCHRODER INTERNATIONAL ALPHA FUND -- INVESTOR AND ADVISOR SHARES
         VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

                               (PERFORMANCE GRAPH)

               Schroder         Schroder
            International     International
             Alpha Fund,       Alpha Fund,    MSCI EAFE
           Investor Shares   Advisor Shares     Index
           ---------------   --------------   ---------
10/31/98       $10,000           $10,000       $10,000
10/31/99        12,182            12,154        12,303
10/31/00        13,158            13,094        11,947
10/31/01         9,874             9,801         8,969
10/31/02         8,176             8,100         7,784
10/31/03        10,028             9,906         9,888
10/31/04        11,363            11,202        11,751
10/31/05        13,573            13,340        13,877
10/31/06        17,625            17,303        17,696
10/31/07        22,451            21,960        22,105
10/31/08        11,462            11,190        11,798

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                            One Year Ended      Five Years Ended        Ten Years Ended
                                           October 31, 2008   October 31, 2008 (b)   October 31, 2008 (b)
                                           ----------------   --------------------   --------------------
Schroder International Alpha Fund (a) --
   Investor Shares .....................        (48.95)%              2.71%                  1.37%
   Advisor Shares ......................        (49.04)%              2.47%(c)               1.13%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b)  Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*        % OF INVESTMENTS
---------        ----------------
Vodafone Group          3.5%
Roche Holding           3.5
Admiral Group           3.4
Nestle                  3.1
E.ON                    2.6

*    Excludes any Short-Term Investments.

                              GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                         % of Investments
                         ----------------
Continental Europre           35.6%
Emerging Markets              21.8
United Kingdom                21.7
Japan                          9.6
Pacific ex-Japan               5.2
North America                  3.5
Short-term Investement         2.6

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

In the 12-months ended October 31, 2008, the Schroder International Diversified Value Fund (the "Fund") fell 50.61% (Investor Shares) and 50.78% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 46.63% during this same period.

MARKET BACKGROUND

International equity markets fell dramatically in the 12-month period ending October 31, 2008, as the collapse of the U.S. sub-prime mortgage market led to a global credit crunch, pushing several of the world's largest economies close to a recession and fuelling anxiety over the outlook for corporate earnings growth. Volatility increased significantly in this environment; the Chicago Board's VIX Index, a widely followed gauge of fear in the U.S. stock market, hit a succession of historic highs towards the end of the review period. This was accompanied by a flight to quality as investors sought protection against the turmoil in equity markets in more defensive sectors and asset classes. Financials stocks declined significantly as the global liquidity crisis resulted in the collapse of several major financial institutions. The materials sector also underperformed as commodity prices declined and investors downgraded their expectations for future demand growth as the global economy slowed.

PORTFOLIO REVIEW

The Fund is managed using a bottom-up approach taking an index unconstrained approach to international stock investing. The Fund's composition can differ quite markedly from market cap weighted indices, therefore, and it can experience large deviations in relative performance in the short term.

The Fund's return lagged the Index over the 12-month period. The Fund's comparatively low weights in the consumer staples and health care sectors, both of which performed comparatively well, proved most detrimental. The Fund was underweight both due to the higher weight concentration in mega cap stocks of these sectors in the Index as well as limited value opportunities within these defensive sectors. Holdings in European consumer stocks, especially continental European autos (RENAULT, PEUGEOT), UK house-builders (TAYLOR WIMPEY, PERSIMMON) and retailers (KESA ELECTRICALS, DSG INTERNATIONAL), and the Fund's exposure to real estate investment trusts (REITs) within the financials sector also detracted from performance.

Positive contributors to performance in the review period included the Fund's exposure to the materials sector as it avoided under-performing mining companies and benefited from good relative returns from paper stocks (NIPPON PAPER, HOLMEN, STORA ENSO). Telecommunications also added value, particularly stocks in Canada (TELUS) and the emerging markets (Brazil's TELESP and Poland's TPSA).

OUTLOOK

Recent economic data have indicated that all major economies are decelerating and the world is heading into a recession but there remains considerable uncertainty over the likely depth and duration of the downturn. Traditional investment strategies tend to struggle as risk aversion increases because investors' time horizons shorten. The portfolio management team regards value returns as a risk premium earned by strong-willed investors who are prepared to take a long term view, and continue to attempt to position the Fund to capture significant return opportunities when market conditions stabilize.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
THE SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND -- INVESTOR AND ADVISOR SHARES
         VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

                               (PERFORMANCE GRAPH)

                Schroder        Schroder
             International   International
              Diversified     Diversified
              Value Fund,     Value Fund,
                Investor        Advisor      MSCI EAFE
                 Shares          Shares        Index
             -------------   -------------   ---------
8/30/06         $10,000         $10,000       $10,000
10/31/06         10,540          10,530        10,407
10/31/07         13,866          13,827        13,000
10/31/08          6,848           6,805         6,938

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                   One Year         Annualized
                                     Ended            Since
                               October 31, 2008   Inception (a)
                               ----------------   -------------
Schroder International
   Diversified Value Fund --
   Investor Shares .........        (50.61)%         (16.01)%
   Advisor Shares ..........        (50.78)%         (16.26)%

   (a) From commencement of Fund operations on August 30, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*         % OF INVESTMENTS
---------         ----------------
Sanofi Aventis          0.5%
Royal KPN               0.5
Honda Motor             0.5
GlaxoSmithKline         0.5
TELUS                   0.5

*    Excludes any Short-Term Investments.

                              GEOGRAPHIC ALLOCATION

                                   (PIE CHART)

                        % of Investments
                        ----------------
Continental Europe            39.0%
Japan                         21.5
Emerging Markets              16.7
United Kingdom                 9.3
North America                  7.0
Pacific ex-Japan               5.3
Short-Term Investment          1.2

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 26, 2008)

PERFORMANCE

In the 12 months ended October 31, 2008, the Schroder Emerging Market Equity Fund (the "Fund") declined 55.18% (Investor Shares) and 55.25% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of emerging market stocks, which fell 56.35% during this same period.

MARKET BACKGROUND

Emerging markets fell sharply in what was a difficult period for stock markets globally. Performance was particularly weak in the latter half of the period as concerns grew about the global economic outlook, while commodity price weakness was a negative for several emerging market countries. Investor confidence was also hit by severe difficulties at several large financial institutions in the U.S. and Europe associated with the ongoing problems in global credit markets (including the collapse of Lehman Brothers). Globally, governments and central banks intervened with bank rescue packages and interest rate cuts. In other developments, the Fed announced temporary reciprocal currency arrangements (swap lines) with Brazil, Mexico, South Korea and Singapore. The International Monetary Fund ("IMF") also announced the creation of a new facility that can be drawn on by emerging market countries with a track record of sound macro-economic policies.

All global emerging equity markets were down sharply over the period. The energy-dominated Russian market was the weakest performer. The weakening of oil prices over the period was a negative as were concerns about tightening liquidity conditions and domestic inflation, while risk premiums in Russia have increased, given investor concerns about the political and corporate governance environment. Hungary and Turkey also underperformed. The Turkish market is particularly sensitive to changes in risk appetite, while increased domestic political tensions were also a negative for a significant part of the period. However, these subsided later in the period following the Turkish Constitutional Court's decision to reject a motion to ban the ruling AKP. Hungary was also among the weakest performers, with its market falling particularly sharply in the latter part of the period. The Hungarian central bank surprised the markets with a 300 basis point increase in interest rates towards the end of the period, following a sharp fall in the country's currency (the forint). In other developments, the IMF, EU and World Bank offered Hungary a US$25 billion bail-out package, to help Hungary cover external debt maturities and any balance of payments deficits/government borrowing shortfalls. In Asia, India and Indonesia were the weakest performers. India underperformed despite strong growth data as inflation started to rise and valuations looked increasingly expensive relative to other markets. The Indonesian market fell particularly sharply in the latter half of the period with concerns over the country's sizeable external debt burden having a negative impact as did commodity price weakness. In Latin America, Brazil was the weakest performer, with weakness among commodity-related stocks impacting performance in the latter half of the period.

Israel was among the better performing emerging markets, outperforming the Index by a wide margin, while Chile, Colombia and Malaysia also outperformed. Chile performed relatively well despite the Chilean central bank aggressively tightening monetary policy to counter an inflation rate which is well above target, while Malaysia outperformed due to factors including low levels of foreign ownership of this market and the country's large current account surplus. In Colombia, developments over the period included the government announcing the removal of capital controls for equity and fixed income investments.

PORTFOLIO REVIEW

Fund performance was ahead of the benchmark index over the period. The Fund's cash exposure added value, given the weak market conditions over the period. Stock selection in China, Korea, Taiwan and Thailand also added value, as did the underweight to the Indian and Brazilian markets, which underperformed. On the negative side, our stock selection in Brazil held back relative returns, as did our underweight to Mexico, which outperformed. An underweight in South Africa, which outperformed, also had a negative impact.

OUTLOOK

The outlook for global GDP growth has deteriorated sharply in recent months. Prospects for economic growth, particularly in the U.S., Europe and Japan, have worsened due to the virtual freezing up of credit markets. Liquidity has dried up and banks appear to be unwilling to lend. We now expect negative GDP growth in the U.S. and Europe next year, OECD GDP of -1.0% and global growth of just 0.4% in 2009. Moreover, the recovery is likely to be modest. Our 2010 global GDP forecast is 1.9% which is well below the long term average of around 3%. Given this scenario, GDP in the emerging world will also slow, but remain above that

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 26, 2008)

of the developed economies, where deleveraging is likely to be protracted. The deteriorating growth outlook has led to further weakness in oil and other commodity prices as worries mount that slowing emerging growth combined with recession in the developed world will result in reduced demand for materials and energy. Deleveraging is also likely to result in further downward pressure on commodity prices. GDP growth in the emerging world is expected to slow from 6.3% in 2008 to 4.2% in 2009 before recovering to 5.0% in 2010.

We do not believe that the deterioration in growth prospects for 2009 and 2010 has been fully discounted by markets, particularly in terms of earnings expectations. Therefore, we are maintaining our cautious stance. However, following the sell-off in recent weeks valuations look particularly attractive. The current forward P/E ratio for global emerging markets is around 7.5X versus the longer term average of around 13X. As noted above, valuations may be flattered by overly optimistic earnings forecasts, but emerging markets still appear cheap even if downgrades are factored in. Furthermore, the emerging economies are less dependent on the developed world for growth as domestic demand and trade between the emerging countries become increasingly important. Economic fundamentals are also strong so fiscal spending can be used to counteract any slowdown. Finally, debt levels in emerging markets are generally modest and they are not suffering from the deleveraging that will impact the developed markets for some time to come. Rather, apart from a few exceptions, we believe they are experiencing a short-term liquidity squeeze. We therefore expect the emerging economies to lead the global recovery. Against this background, emerging markets are likely to remain volatile in the near term but should deliver strong returns over the medium term.

SCHRODER EMERGING MARKET EQUITY FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER EMERGING MARKET EQUITY FUND -- INVESTOR AND ADVISOR SHARES VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS INDEX.

                               (PERFORMANCE GRAPH)

           Schroder   Schroder
           Emerging   Emerging
            Market     Market
            Equity     Equity      MSCI
             Fund,      Fund,    Emerging
           Investor    Advisor    Markets
            Shares     Shares      Index
           --------   --------   --------
3/31/06     $10,000    $10,000    $10,000
10/31/06     10,550     10,530     10,510
10/31/07     17,987     17,910     17,639
10/31/08      8,062      8,015      7,700

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

                               One Year         Annualized
                                 Ended            Since
                           October 31, 2008   Inception (a)
                           ----------------   -------------
Schroder Emerging Market
   Equity Fund --
   Investor Shares .....       (55.18)%          (8.00)%
   Advisor Shares ......       (55.25)%          (8.21)%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                            % OF INVESTMENTS
---------                            ----------------
OAO Gazprom ADR                            4.3%
China Mobile                               3.7
Taiwan Semiconductor Manufacturing         3.5
Petroleo Brasileiro ADR                    2.8
HON HAI Precision Industry GDR             2.3

*    Excludes any Short-Term Investments.

                              GEOGRAPHIC ALLOCATION

                                   (PIE CHART)

                        % of Investments
                        ----------------
Asia/Far East                 54.2%
Latin America                 16.9
Europe                        14.8
Africa                         5.5
Mid-East                       4.7
Short-Term Investment          3.9

SCHRODER U.S. OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

In the 12-months ended October 31, 2008, the Schroder U.S. Opportunities Fund (the "Fund") fell 31.08% (Investor Shares) and 31.28% (Advisor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 34.16% during this same period.

MARKET BACKGROUND

Overall, U.S. small cap stocks were in negative territory during the 12-month period under review. Volatility in the U.S. markets continued throughout the reporting period.

PORTFOLIO REVIEW

Stock selection in the technology and consumer staples sectors contributed to performance, but was offset by weaker picks in the autos and transportation and utilities sectors. A large cash balance (9.9% on average throughout the year) also contributed to returns.

In the technology sector, SYNIVERSE HOLDINGS, a provider of technology and business solutions for the telecommunications industry, had a positive impact. The company announced strong second-quarter earnings of $20.4 million or 30 cents per share, which was ahead of sell-side analysts' expectations. From the consumer staples sector, UNITED NATURAL FOODS, a distributor of natural, organic and specialty foods added value to the portfolio. In the third-quarter, the company beat Wall Street's earnings expectations due to a 21% rise in revenue.

In the autos and transportation sector, HORIZON LINES, a container shipping and integrated logistics company detracted from performance. Shares of the company fell when it reported a 24.3% drop in earnings in the second-quarter due to rising fuel costs earlier this year.

At the sector level, our exposure to cash (averaging 9.9% over the period) was the largest single contributor to returns. Our overweight in the energy sector had a positive impact while our underweight in financial services hurt the portfolio.

OUTLOOK

These are clearly very volatile and worrying times. In the portfolio manager's history of managing small cap equities (over 25 years), Ms. Jones has never had to focus so much on the macro environment and the impact that it is having on the day-to-day operations of companies in the U.S. and on the stock market. In previous economic slowdowns, the portfolio management team used history as a guide and as a playbook for how to invest through the downturn. However, in the current slowdown investors are finding history to be a less useful benchmark as the world is much more globally integrated than it was in the past.

With the sharp sell off we saw in October, valuations currently stand at considerable discounts to their long-term averages. Against this backdrop, the team is now finding many more compelling investment opportunities where they see significant appreciation potential over the next two or three years.

In this environment we are remaining true to our bottom-up, fundamentally driven investment process and the team are actively searching for compelling new investment opportunities. We currently have several health care names on our "new ideas list" that are approaching valuations where they would be attractive buy candidates. We are also finding some interesting opportunities in the consumer discretionary sector where we feel the share prices are now factoring in an overly pessimistic outlook for certain companies.

SCHRODER U.S. OPPORTUNITIES FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR AND ADVISOR SHARES VS.
                             THE RUSSELL 2000 INDEX.

                               (PERFORMANCE GRAPH)

                 Schroder U.S.         Schroder U.S.
             Opportunities Fund,   Opportunities Fund,   Russell 2000
               Investor Shares       Advisor Shares          Index
             -------------------   -------------------   ------------
10/31/98            $10,000              $10,000            $10,000
10/31/99             10,891               10,867             11,487
10/31/00             15,328               15,256             13,486
10/31/01             15,836               15,719             11,774
10/31/02             14,266               14,126             10,411
10/31/03             18,850               18,617             14,926
10/31/04             22,811               22,471             16,677
10/31/05             25,379               24,939             18,692
10/31/06             30,880               30,287             22,426
10/31/07             37,062               36,272             24,506
10/31/08             25,545               24,927             16,134

The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                              One Year Ended      Five Years Ended       Ten Years Ended
                                             October 31, 2008   October 31, 2008 (c)   October 31, 2008 (c)
                                             ----------------   --------------------   --------------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares .......................       (31.08)%              6.27%                  9.83%
   Advisor Shares ........................       (31.28)%              6.01%(d)               9.56%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)  Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                              % OF INVESTMENTS
---------                              ----------------
Reinsurance Group of America Class A          2.3%
PSS World Medical                             2.0
Waste Connections                             2.0
KV Pharmaceutical Class A                     2.0
Scientific Games Class A                      2.0

*    Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                 % OF INVESTMENTS
---------                              ----------------
Financial Services                           17.1%
Consumer Discretionary                       16.5
Health Care                                  15.4
Technology                                   15.1
Materials & Processing                        6.9
Other Energy                                  6.0
Producer Durables                             5.0
Utilities                                     3.0
Consumer Staples                              2.5
Autos & Transportation                        1.8
Short-Term Investment                        10.7

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

In the 12- months ended October 31, 2008, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") fell 32.31% (Investor Shares) and 32.56% (Advisor Shares) compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 37.27% during this same period.

The Fund's outperformance of the Index was driven by strong stock selection in the technology, financial services and autos and transportation sectors. Stock selection within the utilities and energy sectors detracted from relative performance during the 12-month period.

MARKET BACKGROUND

Overall, U.S. small and mid cap stocks were in negative territory during the 12-month period under review. Volatility in the U.S. market continued throughout the reporting period.

PORTFOLIO REVIEW

In the technology sector, CITRIX SYSTEMS which designs, develops and markets application delivery infrastructure solutions, had a positive impact on the Fund's performance. The company's shares rose on the back of the announcement of better-than-expected revenue and adjusted earnings for the third-quarter.

Within the financial services sector, the Fund's portfolio benefited from owning two conservatively managed banks, CULLEN/FROST BANKERS and WESTAMERICA BANCORP. Both companies have had little to no exposure to the subprime mortgage market and have also maintained high credit quality. They both produced positive returns over the 12-month period.

Over the same period, stock picks in the utilities and energy sectors detracted from performance. In the utilities sector, shares of TW TELECOM, a provider of managed network services tumbled as the economic slowdown put pressure on revenue. Likewise, shares of FOREST OIL, an oil and gas company, dropped with the fall of commodity prices.

At the sector level, an average of 9.5% in cash was the largest single contributor to returns. Our underweight in autos, transportation and consumer discretionary added value while our underweight in financial services detracted.

OUTLOOK

These are clearly very volatile and worrying times. In the portfolio manager's history of managing small cap equities (over 25 years), Ms. Jones has never had to focus so much on the macro environment and the impact that it is having on the day-to-day operations of companies in the U.S. and on the stock market. In previous economic slowdowns, the portfolio management team used history as a guide and as a playbook for how to invest through the downturn. However, in the current slowdown investors are finding history to be a less useful benchmark as the world is much more globally integrated than it was in the past.

With the sharp sell off we saw in October, valuations currently stand at considerable discounts to their long-term averages. Against this backdrop, the team is now finding many more compelling investment opportunities where they see significant appreciation potential over the next two or three years.

In this environment we are remaining true to our bottom-up, fundamentally driven investment process and the team is actively searching for compelling new investment opportunities. We currently have several health care names on our "new ideas list" that are approaching valuations where they would be attractive buy candidates. We are also finding some interesting opportunities in the consumer discretionary sector where we feel the share prices are now factoring in an overly pessimistic outlook for certain companies.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
 THE SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND -- INVESTOR AND ADVISOR
                       SHARES VS. THE RUSSELL 2500 INDEX.

                               (PERFORMANCE GRAPH)

              Schroder U.S.         Schroder U.S.
            Small and Mid Cap     Small and Mid Cap
           Opportunities Fund,   Opportunities Fund,   Russell 2500
             Investor Shares       Advisor Shares          Index
           -------------------   -------------------   ------------
3/31/06          $10,000               $10,000           $10,000
10/31/06          10,250                10,230            10,077
10/31/07          12,567                12,530            11,358
10/31/08           8,506                 8,450             7,125

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

                                                             One Year         Annualized
                                                              Ended             Since
                                                         October 31, 2008   Inception (a)
                                                         ----------------   -------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ...................................       (32.31)%          (6.07)%
   Advisor Shares ....................................       (32.56)%          (6.31)%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                              % OF INVESTMENTS
---------                              ----------------
DaVita                                        3.8%
Amdocs                                        3.2
iShares Russell Midcap Index Fund             3.1
Reinsurance Group of America Class A          2.9
Pactiv                                        2.6

*    Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                 % OF INVESTMENTS
------                                 ----------------
Technology                                   15.9%
Health Care                                  13.1
Consumer Discretionary                       12.6
Financial Services                           11.9
Materials & Processing                        9.4
Utilities                                     7.8
Other Energy                                  4.9
Producer Durables                             3.2
Autos & Transportation                        2.4
Consumer Staples                              0.8
Short-Term Investment                        18.0

SCHRODER NORTH AMERICAN EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

In the 12-months ended October 31, 2008, the Schroder North American Equity Fund (the "Fund") fell 34.81% (Investor Shares) and 35.08% (Advisor Shares) compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which fell 36.49%. For the same twelve-month period, the S&P 500 Index fell by 36.10%.

MARKET BACKGROUND

North American equity markets fell dramatically in the 12-month period ended October 31, 2008, as the collapse of the U.S. sub-prime mortgage market led to a global credit crunch, pushing the U.S. and several other major economies close to a recession and fuelling anxiety over the outlook for corporate earnings growth. Volatility increased significantly in this environment; the Chicago Board's VIX Index, a widely followed gauge of fear in the U.S. stock market, hit a succession of historic highs towards the end of the review period. This was accompanied by a flight to quality as investors sought protection against the turmoil in equity markets in more defensive sectors and asset classes. Financials stocks declined significantly as the global liquidity crisis resulted in the collapse of several major financial institutions. The materials sector also underperformed as commodity prices declined and investors downgraded their expectations for future demand growth as the global economy slowed.

PORTFOLIO REVIEW

The Fund's portfolio consists of multiple small stock positions diversified across sectors and industries. The Fund invests in stocks offering a favorable combination of value, quality and momentum and sector weights versus the Index are tightly controlled to avoid concentrating risk.

The Fund outperformed the Index over the 12-month period as a result of positive stock selection (the Fund outperformed or matched the benchmark in nine out of 10 sectors). Sector positioning had a neutral impact on performance, which is consistent with the Fund's risk controls. The Fund's positioning within the financials sector was the main contributor to outperformance. Its overweight positions in banks BB&T, WELLS FARGO and U.S. BANCORP added value and the Fund avoided underperforming thrifts. Within the consumer discretionary sector, the positive contributors included a bias towards specialty retailers at the expense of multi-line retailers, and good relative returns from restaurant chains YUM! BRANDS and MCDONALD'S. Performance was also helped by avoiding the mega cap auto manufacturers, which witnessed car sales plummeting and the credit crisis threatening companies with bankruptcy. Pharmaceuticals stocks (JOHNSON & JOHNSON, ABBOTT LABS) and mid and small cap energy equipment stocks (COMPLETE PRODUCTION SERVICES, GREY WOLF ) also added value. By avoiding underperforming internet and software stocks (EBAY, YAHOO!) the Fund also added value in the period.

OUTLOOK

Conditions are likely to remain challenging for North American equities with the ongoing deceleration in the U.S. economy and growing anxiety over the outlook for corporate earnings growth. The portfolio management team is able to take full advantage of heightened market volatility by analyzing over 3,000 North American stocks every day. The investment team's quantitative approach identifies stocks with value, quality and momentum characteristics. The Fund is constructed to attempt to perform well against its benchmark in all major market environments, with multiple investment strategies spread across many small stock positions and rigorous risk control.

SCHRODER NORTH AMERICAN EQUITY FUND

         COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
    THE SCHRODER NORTH AMERICAN EQUITY FUND -- INVESTOR AND ADVISOR SHARES
           VS. THE STANDARD & POOR'S (S&P) 500 INDEX, AND THE FTSE
                          NORTH AMERICAN (NA) INDEX.

                             (PERFORMANCE GRAPH)

               Schroder North         Schroder North
           American Equity Fund,   American Equity Fund,   S&P 500   FTSE NA
              Investor Shares         Advisor Shares        Index     Index
           ---------------------   ---------------------   -------   -------
9/17/03           $10,000                 $10,000          $10,000   $10,000
10/31/03           10,280                  10,278           10,261    10,278
10/31/04           11,348                  11,308           11,228    11,331
10/31/05           12,536                  12,459           12,207    12,552
10/31/06           14,547                  14,408           14,201    14,695
10/31/07           16,740                  16,520           16,269    17,155
10/31/08           10,914                  10,725           10,396    10,896

The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends. The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                             One Year           Five Years         Annualized
                                               Ended              Ended              Since
                                         October 31, 2008   October 31, 2008 (c)    Inception
                                         ----------------   --------------------   ----------
Schroder North American Equity Fund --
   Investor Shares                           (34.81)%              1.20%             1.72%(a)
   Advisor Shares                            (35.08)%              0.85%(b)          1.38%(b)

(a)  The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(c)  Average annual total return.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
---------                                                       ----------------
Exxon Mobil                                                           3.5%
Procter & Gamble                                                      1.9
General Electric                                                      1.9
Microsoft                                                             1.9
Johnson & Johnson                                                     1.7

*    Excludes any Short-Term Investments.

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
------                                                          ----------------
Manufacturing                                                        41.8%
Finance, Insurance and Real Estate                                   17.9
Short-Term Investment                                                 9.1
Transportation, Communications, Electric, Gas and Sanitary
    Services                                                          8.5
Retail Trade                                                          7.6
Services                                                              7.5
Mining                                                                5.9
Wholesale Trade                                                       1.4
Agriculture, Forestry and Fishing                                     0.2
Construction                                                          0.1

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2008)

PERFORMANCE

During the 12-months ended October 31, 2008, the Schroder Total Return Fixed Income Fund (the "Fund") rose 1.93% (Investor Shares) and 1.67% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 0.31% during this same period. The Fund owned fewer corporate bonds and more Treasuries than the benchmark, which contributed strongly to the Fund's outperformance.

MARKET BACKGROUND

The 12-months under review were volatile for bond investors as the U.S. entered recession and risk premiums rose sharply. Investors witnessed unprecedented conditions within the capital markets during the reporting period. The tremendous amount of deleveraging (i.e., the selling of assets to reduce positions financed with debt) in the financial system cast enormous downward pressure on asset prices ranging from housing to financial assets. The deleveraging effect also restricted the amount of liquidity and borrowing within the financial system as banks and other financial institutions were fearful of lending to one another and as banks tightened lending standards to businesses and to consumers. The sluggish and uncertain economic environment coupled with the downward technical pressure from forced selling caused an upheaval in the markets and proved to be a difficult environment for investors.

The deleveraging impact coupled with investor panic led to the collapse of some of the largest and most well-known financial institutions. Mortgage giants Fannie Mae and Freddie Mac were taken over by the federal government as they were put under conservatorship status in early September. Shortly afterward, Lehman Brothers was forced into bankruptcy, and AIG had to be rescued with a sizeable government bailout package. Several other financial institutions, such as Washington Mutual and Merrill Lynch, were salvaged only by acquisitions from large well-capitalized banks. The turmoil extended to money market mutual funds as one of the nation's oldest money market funds, the Reserve Primary Fund, "broke-the-buck" and was forced into liquidation. These events led to the U.S. Treasury proposing the $700 billion Troubled Asset Relief Program ("TARP"), which is intended to buy distressed assets from financial institutions as well as provide capital injections to banks, among other innovative new initiatives from the Fed and the U.S. Treasury Department.

Even after the first $250 billion in capital infusions provided by the $700 billion TARP, the credit crunch continued unabated as banks continued to stockpile liquidity and forego lending.

PORTFOLIO REVIEW

The Fund benefited most from its significant underweight to corporate credit, particularly its very low exposure to financials and economically sensitive industries. Indeed, all of the Fund's portfolio holdings in the financial sector are in large banks or institutions that we currently believe to be well-capitalized or institutions that are national champions or that we believe are "too big to fail." The Fund held no positions in the brokerage sector or in banks hit hard by losses from sub-prime mortgage lending such as Wachovia and Washington Mutual.

The Fund's mortgage holdings are predominantly agency-issued mortgage-backed securities ("MBS") , which contributed favorably to returns through October. MBS exposure was trimmed into the rally following the Fannie Mae/Freddie Mac bailout package, and then was increased after spreads widened in subsequent weeks. The Fund's yield curve steepening strategy also added to performance as the front-end of the Treasury curve rallied more strongly than the long-end did. Modest detractors from Fund performance relative to its benchmark were its exposure to TIPS (treasury inflation protected securities) (now sold) and its overweight in commercial mortgage-backed securities ("CMBS") (which has now been trimmed).

OUTLOOK

Markets are transitioning from deleveraging and forced selling, which hurt all risk assets, and are now worrying about recession, which has a much bigger impact on the more leveraged assets. To this end, higher grade corporate and mortgage sectors are mostly priced for recession risks and beginning to look attractive. We have reduced our significant Treasury overweight to close to neutral in order to add exposure to MBS and large liquid corporate bonds. However, we believe it is still too early to take a very aggressive position, or to extend exposure to lower-rated issuers.

The yield curve is likely to remain relatively steep. Short-term Treasury yields cannot decline much further with the Fed Funds rate at 1.0%, but Treasury funding pressures will keep longer-term yields from falling significantly. The Fund has a modest underweight in 30-year bonds in favor of intermediate maturities which benefit from good curve roll down. Duration is unlikely to deviate materially from neutral.

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2008)

Prolonged periods of wealth creation built upon leverage have always been followed by periods of wealth destruction as credit is withdrawn. Just as with the Fannie Mae/Freddie Mac support package, the $700 billion TARP provides some relief to the symptoms of the current financial crisis, but does not address the underlying problems caused by years of over-borrowing and spending. We believe these packages nonetheless help with the reallocation of risky assets into stronger hands, and reduce the chances of the credit crunch unfolding into a more serious and prolonged recession. In addition, the Federal Reserve is now flooding the financial market with liquidity through their lending programs in order to prevent a further deterioration in lending conditions. While there are still fundamentally difficult problems to be solved before the economy can recover, the steps taken by the U.S. government should soon put an end to the panic selling of September and October.

Tighter bank lending conditions will be a problem for industrial companies as well as consumers. Lower-rated companies in cyclical industries are likely to be impacted most negatively as their profit margins are squeezed and it becomes more difficult to service their high debt burden. Although credit fundamentals will remain quite challenging in coming months, the rapid increase in corporate bond yield spreads now provides more adequate compensation for such risks. We expect to add credit exposure in the coming months, primarily by buying new issues priced at material concessions to outstanding bonds and by buying corporate bonds during waves of volatility.

SCHRODER TOTAL RETURN FIXED INCOME FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER TOTAL RETURN FIXED INCOME FUND -- INVESTOR AND ADVISOR SHARES
              VS. THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX.

                              (PERFORMANCE GRAPH)

                                                                Barclays Capital U.S.
           Schroder Total Return   Schroder Total Return        Aggregate Bond Index
             Fixed Income Fund,      Fixed Income Fund,    (formerly known as the Lehman
              Investor Shares         Advisor Shares         U.S. Aggregate Bond Index)
           ---------------------   ---------------------   -----------------------------
12/31/04         $10,000                 $10,000                      $10,000
10/31/05          10,151                  10,130                       10,102
10/31/06          10,649                  10,592                       10,626
10/31/07          11,170                  11,072                       11,197
10/31/08          11,386                  11,258                       11,232

The Barclays Capital U.S. Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PERFORMANCE INFORMATION

                                                One Year         Annualized
                                                  Ended             Since
                                             October 31, 2008   Inception (a)
                                             ----------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares .......................         1.93%             3.44%
   Advisor Shares ........................         1.67%             3.14%

(a)  From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                       % OF INVESTMENTS
--------                                                       ----------------
FHLMC 3.125%, 10/25/10                                               12.3%
FNMA 6.000%, 09/01/38                                                 6.8
FNMA 5.000%, 06/01/35                                                 5.2
Barclays Capital 2.648%, 11/26/08                                     4.8
FNMA 5.000%, 11/01/35                                                 4.6

                                SECTOR ALLOCATION

SECTOR                                                         % OF INVESTMENTS
------                                                         ----------------
U.S. Government Mortgage-Backed Obligations                          46.4%
U.S. Government Agency Obligations                                   14.2
Corporate Obligations                                                13.6
U.S. Treasury Obligations                                             9.1
Commercial Mortgage-Backed Obligations                                7.2
Commercial Paper                                                      4.8
Collateralized Mortgage Obligations                                   3.6
Asset-Backed Securities                                               0.1
Short-Term Investment                                                 1.0

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

PERFORMANCE

The Schroder Multi-Asset Growth Portfolio (the "Fund") was launched and commenced trading on December 20, 2007. In the period from inception through October 31, 2008, the Fund declined 29.90% (Investor Shares), 30.00% (Advisor and Class A Shares) and 30.20% for Class R Shares. This is compared to the Consumer Price Index ("CPI" or "the Index", specifically, the CPI for All Urban Consumers), which rose by 3.09% and the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, which declined by 37.30% during this same period.

MARKET BACKGROUND

Turbulence in the equity markets continued throughout the reporting period with concerns over the growth outlook on the world economy taking center stage. While central banks worldwide have been ready to slash interest rates and pump liquidity into the financial system to stabilize markets, the consequence of such measures has yet to be fully seen. Although, there has been some evidence of a narrowing in interbank spreads, households and corporates continue to face tight lending conditions. The lack of feed through from monetary policy to the real economy and the need for greater visibility of earnings has therefore kept us cautious on equities.

Meanwhile, government bond markets have rallied strongly recently driven by the deterioration in the economic backdrop. However, we prefer the credit markets given that spreads are trading at extreme levels and we believe that most of the bad news has already been discounted.

The economic landscape continued to worsen during the reporting period as the world economy edges closer to a recession. The latest worldwide business and consumer surveys have fallen to levels that appear consistent with negative growth. For the first time since the Second World War, the International Monetary Fund is now expecting growth in the OECD to turn negative in 2009. We are also forecasting a global recession with the OECD experiencing a contraction in growth of 0.9% next year. Growth in the emerging markets is also expected to slow to 4.2% in 2009.

Despite concerted efforts by central banks worldwide to cut interest rates aggressively in response to the economic downturn, the lack of flow of liquidity from monetary policy to the economy remained. Fiscal policy is now expected to play a greater role as governments look to stimulate activity.

PORTFOLIO REVIEW

With the introduction of the Troubled Asset Recovery Plan ("TARP"), it appeared that equity markets were likely to rally, and as a consequence, we cautiously increased the Fund's exposure over the latter part of the reporting period. Nonetheless, with fundamentals (unemployment, corporate earnings, etc.) still looking bleak, our outlook remained cautious as evidenced by the Fund's relatively high cash balance of 21.0% as of October 31, 2008. When the TARP plan did not create the positive reaction we had expected, we took the decision to de-risk the Fund's portfolio and reduce the Fund's equity exposure once again.

In order to compensate for our negative views towards equities, we recently increased our exposure to high yield debt, an area where we saw relative value especially as corporate spreads were trading at historically wide levels and yields were in the mid-teens.

In the area of alternatives, with a strengthening U.S. dollar, we decreased the Fund's emerging market debt exposure. This asset class has been strongly negatively correlated with the U.S. dollar's performance, and subsequently, this decision has been vindicated as the dollar has rallied further.

We also took the opportunity to add to our infrastructure allocation. This has been an asset class which has traditionally shown a low correlation to global equity markets, while also providing inflation linked returns.

OUTLOOK

We continue to acknowledge that our cyclical asset allocation model has moved into the recession phase, which is generally a good stage for risk assets. Indeed, equities are looking attractive in terms of valuation and arguably, sentiment indicators are suggesting that equities are at over-sold levels. However, we expect the Fund to remain underweight equities until we are more confident on two fronts. The first is that we will require evidence that the transmission mechanism between monetary policy and the real economy has returned such that there is greater willingness by banks to lend and by consumers to borrow. Secondly, an improvement in earnings visibility will be an important step in encouraging a more positive stance on risk assets.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 4, 2008)

Despite the weakness in the U.S. economy, we continue to favor the market for its defensive qualities. We believe that the monetary environment in the region is relatively benign and valuations remain attractive.

We remain neutral on UK equities. While the economy has tipped into recession, the fall in Sterling and the Bank of England's appearance of being forthcoming with further cuts in interest rates offers support. Concerns that Sterling may weaken further mean we are moving gradually from underweight to neutral in UK equities. In contrast, the somewhat cyclical and high beta nature of the European market suggests that equities look particularly vulnerable to deterioration in the economic fundamentals.

Meanwhile, we continue to retain our negative outlook on emerging market equities. The growth prospects of the sector have deteriorated as the slowdown in the world economy and the decline in commodity prices starts to be a drag on those markets. Within the emerging sector, we prefer emerging Asia as it has a more broad-based economy, which is less reliant on commodity production.

Our positive stance on bonds remains with investment grade, high yield and inflation-linked preferred over conventional government bonds. Government bonds have rallied strongly in recent weeks given the prospect of the world economy heading towards a recession, but they appear un-compelling on valuation grounds. In comparison, high yield and investment grade are looking attractive in terms of valuation given that spreads have widened to historical levels. Although, there is the risk of further spread widening, we believe that most of the bad news has already been discounted by the markets.

We remain cautious on commodities, property, hedge funds and private equity. We expect that the prospect of a recession in the world economy and the slowdown in China could put a dampener on the demand for commodities. On the currency front, we remain positive on the U.S. dollar, negative on Sterling and Euros and neutral on the Japanese Yen and the Swiss Franc.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
    THE SCHRODER MULTI-ASSET GROWTH PORTFOLIO -- INVESTOR, ADVISOR, CLASS A,
               AND CLASS R SHARES, VS. THE MORGAN STANLEY CAPITAL
         INTERNATIONAL (MSCI) WORLD INDEX, AND THE CONSUMER PRICE INDEX

                              (PERFORMANCE GRAPH)

             Schroder Multi-Asset   Schroder Multi-Asset   Schroder Multi-Asset   Schroder Multi-Asset
               Growth Portfolio,      Growth Portfolio,      Growth Portfolio,      Growth Portfolio,    MSCI World     Consumer
                Investor Shares        Advisor Shares            A Shares               R Shares            Index     Price Index
             --------------------   --------------------   --------------------   --------------------   ----------   -----------
12/20/07            $10,000                 $10,000                $9,550                $10,000           $10,000      $10,000
10/31/08              7,010                   7,000                 6,685                  6,980             6,270       10,309

The MSCI World Index is an unmanaged market capitalization index that is designed to measure global developed market equity performance. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

PERFORMANCE INFORMATION

                                            Cumulative
                                               Since
                                           Inception (a)
                                           -------------
Schroder Multi-Asset Growth Portfolio --
   Investor Shares .....................      (29.90)%
   A Shares ............................      (30.00)%
   Advisor Shares ......................      (30.00)%
   R Shares ............................      (30.20)%

(a)  From commencement of Fund operations on December 20, 2007.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
---------                                                       ----------------
Schroder U.S. Small and Mid Cap Opportunities Fund                    13.5%
Goldman Sachs High Yield Fund                                         10.9
iShares iBoxx Investment Grade Corporate Bond Fund                     9.0
Schroder International Alpha Fund                                      8.8
Schroder International Diversified Value Fund                          6.4

*    Excludes any Short-Term Investments.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 94.9%
                  AUSTRALIA - 1.9%
         46,663   Orica (3)                                              606,865
                                                                 ---------------
                  CANADA - 3.5%
         26,185   Cameco                                                 427,250
         15,225   Niko Resources                                         664,803
                                                                 ---------------
                                                                       1,092,053
                  CHINA - 4.0%
         15,253   Ctrip.com International ADR                            466,437
        316,800   Dongfang Electric Class H (3)                          616,758
        346,000   Industrial & Commercial Bank of
                     China Class H (3)                                   162,809
                                                                 ---------------
                                                                       1,246,004
                  DENMARK - 1.4%
         29,753   Danske Bank (3)                                        440,567
                                                                 ---------------
                  FRANCE - 5.2%
         27,398   AXA (3)                                                523,353
         12,307   GDF Suez (3)                                           547,767
          9,789   Groupe Danone (3)                                      544,998
                                                                 ---------------
                                                                       1,616,118
                  GERMANY - 6.6%
         23,381   E.ON (3)                                               876,099
          5,239   Linde (3)                                              433,436
          6,159   Siemens (3)                                            362,142
         21,085   ThyssenKrupp (3)                                       399,317
                                                                 ---------------
                                                                       2,070,994
                  GREECE - 1.3%
         37,898   EFG Eurobank Ergasias (3)                              411,891
                                                                 ---------------
                  HONG KONG - 10.8%
        550,000   China Unicom Hong Kong (3)                             785,283
      2,212,000   Denway Motors (3)                                      551,673
        104,900   Esprit Holdings (3)                                    596,087
        448,000   Shangri-La Asia (3)                                    634,328
         23,000   Sun Hung Kai Properties (3)                            201,517
         89,000   Swire Pacific Class A (3)                              626,840
                                                                 ---------------
                                                                       3,395,728
                  ISRAEL - 2.2%
        182,661   Makhteshim-Agan Industries (3)                         694,475
                                                                 ---------------
                  ITALY - 2.0%
        170,493   Intesa Sanpaolo (3)                                    623,915
                                                                 ---------------
                  JAPAN - 9.6%
         14,500   Canon (3)                                              507,379
         34,200   Mitsubishi (3)                                         573,255
        114,000   Sekisui Chemical (3)                                   666,064
         25,800   Square Enix (3)                                        649,995
         44,900   Ushio (3)                                              606,575
                                                                 ---------------
                                                                       3,003,268

     Shares                                                          Value $
---------------                                                  ---------------
                  LUXEMBOURG - 1.1%
         13,082   ArcelorMittal (3)                                      339,590
                                                                 ---------------
                  NETHERLANDS - 5.0%
          6,246   Koninklijke Philips Electronics (3)                    115,412
         37,825   SBM Offshore (3)                                       665,268
         31,887   Unilever (3)                                           768,372
                                                                 ---------------
                                                                       1,549,052
                  NORWAY - 0.5%
         23,859   Telenor (3)                                            142,536
                                                                 ---------------
                  SINGAPORE - 3.3%
         60,784   Jardine Strategic Holdings (3)                         738,703
        236,000   Keppel Land (3)                                        303,502
                                                                 ---------------
                                                                       1,042,205
                  SOUTH KOREA - 0.6%
         21,109   Daewoo Shipbuilding & Marine
                     Engineering (3)                                     200,977
                                                                 ---------------
                  SWITZERLAND - 12.7%
         13,177   Credit Suisse Group (3)                                492,739
         27,314   Nestle (3)                                           1,062,159
         16,758   Novartis (3)                                           850,603
          7,083   Roche Holding (3)                                    1,083,181
          2,534   Syngenta (3)                                           473,689
                                                                 ---------------
                                                                       3,962,371
                  TAIWAN - 1.5%
         55,668   Taiwan Semiconductor
                     Manufacturing ADR                                   459,818
                                                                 ---------------
                  UNITED KINGDOM - 21.7%
         72,876   Admiral Group (3)                                    1,079,643
         47,908   BG Group (3)                                           703,983
        141,878   Rexam (3)                                              854,379
         14,624   Rio Tinto (3)                                          682,679
        219,411   Sage Group (3)                                         613,853
        129,251   Tesco (3)                                              707,724
         77,894   Venture Production (3)                                 508,022
        577,011   Vodafone Group (3)                                   1,109,290
         90,935   WPP Group (3)                                          543,600
                                                                 ---------------
                                                                       6,803,173
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $47,771,728)                               29,701,600
                                                                 ---------------
                  EQUITY-LINKED WARRANTS (1) (2) - 2.6%
                  INDIA - 2.6%
        204,163   Infrastructure Development
                     Finance Company
                     Expires 07/15/13                                    238,871

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
        136,608   Shriram Transport Finance
                     Expires 01/18/13                                    590,146
                                                                 ---------------
                  TOTAL EQUITY-LINKED WARRANTS
                     (Cost $1,792,922)                                   829,017
                                                                 ---------------

   Principal
    Amount $
---------------
                  SHORT-TERM INVESTMENT - 2.6%
        803,997   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $803,997)                                     803,997
                                                                 ---------------
                  TOTAL INVESTMENTS - 100.1%
                     (Cost $50,368,647)                               31,334,614
                                                                 ---------------
                  OTHER ASSETS LESS LIABILITIES - (0.1)%                 (28,176)
                                                                 ---------------
                  NET ASSETS - 100.0%                            $    31,306,438
                                                                 ===============

(1)  Securities are not readily marketable.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. On October 31, 2008, the value of these securities amounted to $829,017, representing 2.6% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 98.7%
                  AUSTRALIA - 2.7%
         18,320   Abacus Property Group REIT (3)                           4,060
          6,960   Aditya Birla Minerals (3)                                1,272
          7,062   Aspen Group REIT (3)                                     3,220
          1,613   Australia & New Zealand Banking
                     Group (3)                                            18,918
          2,668   Caltex Australia (3)                                    16,813
         10,757   Centro Retail Group REIT (3)                               805
          2,895   Challenger Financial Services
                     Group (3)                                             3,194
          2,249   City Pacific (3)                                           196
         28,723   Commonwealth Property Office
                     Fund REIT (3)                                        25,395
         20,282   Goodman Fielder (3)                                     22,520
         11,208   GPT Group REIT (3)                                       5,612
         18,014   ING Industrial Fund REIT (3)                             4,090
         19,042   ING Office Fund REIT (3)                                13,970
         27,747   Macquarie CountryWide Trust
                     REIT (3)                                              4,437
         15,703   Macquarie DDR Trust REIT (3)                               975
         36,636   Macquarie Office Trust REIT (3)                          7,051
          2,959   McPherson's (2)(3)                                       4,191
         10,177   Minara Resources (3)                                     7,024
          5,819   Mirvac Group REIT (2)(3)                                 3,811
          4,452   Mirvac REIT (3)                                          1,317
         11,656   Pacific Brands (3)                                       7,823
         15,922   Qantas Airways (3)                                      25,875
         10,664   Rubicon America Trust REIT                                 113
          1,699   Sims Group (3)                                          16,301
         20,070   SP Telemedia (3)                                         1,524
          5,754   Stockland REIT (3)                                      15,481
          1,584   Timbercorp (3)                                             540
          7,449   Tishman Speyer Office Fund
                     REIT (3)                                              1,577
         15,487   Valad Property Group REIT (3)                              878
                                                                 ---------------
                                                                         218,983
                  AUSTRIA - 0.6%
            309   Austria Technologie &
                     Systemtechnik (3)                                     1,367
            587   OMV (3)                                                 18,788
          2,101   Telekom Austria (3)                                     25,812
                                                                 ---------------
                                                                          45,967
                  BELGIUM - 2.9%
          1,018   Belgacom (3)                                            34,826
             70   Cofinimmo REIT (3)                                       8,722
            545   Delhaize Group (3)                                      30,647
          1,843   Dexia (3)                                                9,801
            551   Econocom Group (3)                                       4,563
            622   Euronav (3)                                              9,092
          1,604   Fortis (3)                                               1,858
            650   InBev (3)                                               26,214
            136   Intervest Offices REIT (3)                               4,167

    Shares                                                           Value $
---------------                                                  ---------------
            949   KBC Ancora (3)                                          28,207
            298   KBC Groep (3)                                           12,810
            422   Mobistar (3)                                            28,001
             46   Retail Estates REIT (3)                                  1,906
            205   Solvay (3)                                              19,066
            321   Tessenderlo Chemie (3)                                  12,697
             66   Wereldhave Belgium REIT (3)                              3,847
                                                                 ---------------
                                                                         236,424
                  BERMUDA - 1.4%
          3,963   Catlin Group (3)                                        22,132
            700   Frontline (3)                                           21,797
          4,920   Hiscox (3)                                              19,483
          3,533   Lancashire Holdings (3)                                 19,482
          3,000   Seadrill (3)                                            28,918
                                                                 ---------------
                                                                         111,812
                  BRAZIL - 1.2%
            420   Brasil Telecom Participacoes ADR                        14,385
          1,100   Braskem ADR                                              9,493
            900   Cia Energetica de Minas Gerais ADR                      13,689
            800   CPFL Energia                                            11,602
          1,000   EDP - Energias do Brasil                                10,769
          1,400   Tele Norte Leste Participacoes ADR                      19,012
            700   Telecomunicacoes de Sao Paulo ADR                       15,925
                                                                 ---------------
                                                                          94,875
                  BRITISH VIRGIN ISLANDS - 0.0%
          5,357   Livermore Investments Group                              1,206
                                                                 ---------------
                  CANADA - 7.1%
          1,400   AGF Management Class B                                  15,364
            300   AltaGas Income Trust                                     4,776
          3,400   Amerigo Resources                                        1,687
            700   Atco Class I                                            22,774
            981   Baytex Energy Trust                                     16,971
          1,600   Bell Aliant Regional Communications                     31,770
          1,700   Biovail                                                 14,565
            900   Bonavista Energy Trust                                  15,876
            400   Empire Class A                                          15,217
          1,800   Energy Savings Income Fund (3)                          18,161
            682   Enerplus Resources Fund                                 18,216
            340   Enerplus Resources Fund (Canada)                         9,124
          1,442   GAZ Metro LP                                            16,707
            700   George Weston                                           35,608
          2,902   Gerdau Ameristeel                                       16,077
          1,200   Husky Energy                                            35,925
          1,000   InnVest REIT                                             4,507
            300   Magna International Class A                             10,033
            600   Manitoba Telecom Services                               21,133
          1,700   Methanex                                                19,247
            400   Mullen Group Income Fund                                 4,965
            800   Northbridge Financial                                   19,795
            718   Parkland Income Fund                                     4,216
          1,500   Power Corp. of Canada                                   32,501
          1,300   Precision Drilling Trust                                13,976

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
          1,100   Progress Energy Trust                                    8,733
          1,400   Provident Energy Trust                                   8,926
          2,200   Superior Plus Income Fund                               21,814
          1,800   Teck Cominco (United States) Class B                    17,658
          1,100   TELUS                                                   38,726
          1,600   Total Energy Services Trust                              6,060
          1,400   TransForce                                               5,685
          1,200   Trinidad Drilling                                        6,748
            700   Vermilion Energy Trust                                  17,309
            700   Vicwest Income Fund                                      4,261
            300   Wajax Income Fund                                        5,954
            900   Yellow Pages Income Fund                                 6,512
                                                                 ---------------
                                                                         567,577
                  CHILE - 0.0%
            200   Administradora de Fondos
                     de Pensiones Provida                                  2,850
                                                                 ---------------
                  CHINA - 0.3%
          9,500   China COSCO Holdings Class H (3)                         5,118
         19,000   China Shineway Pharmaceutical
                     Group (3)                                             7,199
         10,000   Jiangxi Copper Class H (3)                               4,916
         24,000   People's Food Holdings (3)                               6,569
          4,500   Weiqiao Textile Class H (3)                                922
                                                                 ---------------
                                                                          24,724
                  CZECH REPUBLIC - 0.3%
          1,215   Telefonica O2 Czech Republic (3)                        26,021
                                                                 ---------------
                  DENMARK - 0.2%
            150   Amagerbanken (3)                                         1,732
          1,100   Danske Bank (3)                                         16,288
                                                                 ---------------
                                                                          18,020
                  FINLAND - 1.8%
          1,016   Elisa (3)                                               15,281
            644   Huhtamaki (3)                                            4,314
            400   Kesko Class B Shares (3)                                 9,362
             38   Lemminkainen (1)(3)                                        652
          1,706   Neste Oil (3)                                           26,980
          1,122   Nokia (3)                                               17,185
          1,254   Outokumpu (3)                                           12,994
          1,242   PKC Group (3)                                            6,434
            600   Rautaruukki (3)                                          9,791
          2,248   Stora Enso Class R Shares (3)                           20,903
            905   UPM-Kymmene (3)                                         12,796
            962   YIT (3)                                                  5,990
                                                                 ---------------
                                                                         142,682
                  FRANCE - 7.2%
          1,300   Air France-KLM (3)                                      18,728
          1,609   AXA (3)                                                 30,735
            486   BNP Paribas (3)                                         35,086
            588   Bouygues (3)                                            25,034
            462   CNP Assurances (3)                                      37,223
            138   Compagnie Plastic-Omnium (3)                             1,497

     Shares                                                          Value $
---------------                                                  ---------------
          2,420   Credit Agricole (3)                                     35,006
             26   Credit Industriel et Commercial (3)                      3,748
            201   Esso Ste Anonyme Francaise (3)                          23,114
            444   Euler Hermes (3)                                        21,870
            200   Fonciere Des Regions REIT (3)                           13,224
          1,316   France Telecom (3)                                      33,180
            374   Gecina REIT (3)                                         25,970
            361   Groupe Steria (3)                                        4,727
          6,515   Natixis (3)                                             14,426
            463   Nexity (3)                                               4,032
            479   Peugeot (3)                                             12,781
            254   Pierre & Vacances (3)                                   11,631
            280   Rallye (3)                                               5,670
            403   Renault (3)                                             12,350
          1,864   Rexel (3)                                               18,174
            677   Sanofi-Aventis (3)                                      42,888
          1,353   SCOR (3)                                                22,164
            126   Societe de la Tour Eiffel REIT (3)                       7,105
              1   Societe Generale (3)                                        54
            169   Ste Industrielle d'Aviation Latecoere (3)                1,357
            659   Thomson (3)                                                924
            659   Total (3)                                               36,250
             39   Total Gabon (3)                                         13,888
            949   Valeo (3)                                               16,529
            228   Vallourec (3)                                           25,501
            824   Vivendi (3)                                             21,536
                                                                 ---------------
                                                                         576,402
                  GERMANY - 5.6%
            241   Allianz (3)                                             17,685
             48   Allianz (France) (3)                                     3,698
            730   BASF (3)                                                24,097
            765   Bayerische Motoren Werke (3)                            19,397
             61   Boewe Systec (3)                                           587
            612   Commerzbank (3)                                          6,513
            814   Continental (3)                                         33,446
            525   Daimler (3)                                             17,796
            440   Deutsche Bank (3)                                       16,435
            269   Deutsche Beteiligungs (3)                                3,578
          2,262   Deutsche Lufthansa (3)                                  31,325
          1,416   Deutsche Post (3)                                       15,524
          2,495   Deutsche Telekom (3)                                    36,600
            615   E.ON (3)                                                23,044
          1,166   Hannover Rueckversicherung (3)                          28,862
            566   Heidelberger Druckmaschinen (3)                          5,304
          1,253   Hypo Real Estate Holding (3)                             8,159
            906   IKB Deutsche Industriebank (1)(3)                        1,767
            455   Indus Holding (3)                                        8,037
            285   Koenig & Bauer (3)                                       3,083
            993   Lanxess (3)                                             15,027
            370   Leoni (3)                                                4,589
            130   MPC Muenchmeyer Petersen
                     Capital (3)                                           1,150
            269   Muenchener Rueckversicherungs (3)                       34,918
            573   Norddeutsche Affinerie (3)                              18,302

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
            383   RWE (3)                                                 31,395
            297   Salzgitter (3)                                          19,122
            125   Schlott Gruppe (3)                                       1,238
            256   Sixt (3)                                                 3,867
          1,197   SQS Software Quality Systems (3)                         4,297
            691   ThyssenKrupp (3)                                        13,086
                                                                 ---------------
                                                                         451,928
                  GREECE - 0.7%
          1,277   Alpha Bank (3)                                          18,642
          1,473   EFG Eurobank Ergasias (3)                               16,009
          1,253   Hellenic Petroleum (3)                                  10,380
            992   Motor Oil Hellas Corinth Refineries (3)                 10,758
                                                                 ---------------
                                                                          55,789
                  GUERNSEY - 0.1%
          5,219   ISIS Property Trust 2 (3)                                4,865
                                                                 ---------------
                  HONG KONG - 4.0%
         18,000   Asia Financial Holdings (3)                              5,188
         26,000   Cathay Pacific Airways (3)                              31,730
         14,000   CCT Telecom Holdings (3)                                   480
         49,000   Champion REIT (3)                                       11,765
         66,822   Champion Technology Holdings (3)                         1,515
         20,000   Chinese Estates Holdings (3)                            15,367
          4,000   Chow Sang Sang Holding (3)                               1,783
         30,000   Cnpc Hong Kong (3)                                       9,199
         16,000   Fountain SET Holdings (3)                                  498
          9,000   Great Eagle Holdings (3)                                10,333
          4,000   Guoco Group (3)                                         23,495
          6,000   Hongkong Land Holdings (3)                              16,317
         30,000   Hung Hing Printing Group (3)                             3,728
          3,000   Hutchison Whampoa (3)                                   16,213
          1,600   Jardine Matheson Holdings (3)                           37,868
          8,500   Kingboard Chemical Holdings (3)                         16,969
         22,000   Kingboard Laminates Holdings (3)                         5,388
         15,000   Kowloon Development (3)                                  5,087
         22,000   Lerado Group Holdings (3)                                1,203
         19,000   New World Development (3)                               15,817
         28,000   Norstar Founders Group (3)                               3,370
          5,500   Orient Overseas International (3)                        9,822
         58,000   Pacific Andes International Holdings (3)                 3,648
         25,000   Pacific Basin Shipping (3)                              13,387
          2,781   Prosperity Minerals Holdings (3)                           911
         18,000   Public Financial Holdings (3)                            6,537
         44,000   Regal REIT (3)                                           4,123
         24,000   Silver Grant International (3)                           1,612
         30,000   SIM Technology Group (3)                                 1,306
         48,000   Sinolink Worldwide Holdings (3)                          2,756
         90,000   Solomon Systech International (3)                        1,407
         11,000   Sun Hung Kai (3)                                         4,677
         21,000   Sunlight REIT (3)                                        3,224
         14,000   TPV Technology (3)                                       2,780

     Shares                                                          Value $
---------------                                                  ---------------
          7,200   Transport International Holdings (3)                    17,340
          5,000   Varitronix International (3)                             1,065
         18,000   Victory City International Holdings (3)                  2,302
          3,000   VTech Holdings (3)                                      11,175
         16,000   Xiwang Sugar Holdings (3)                                1,941
                                                                 ---------------
                                                                         323,326
                  HUNGARY - 0.5%
          5,413   Magyar Telekom
                  Telecommunications (3)                                  17,392
            335   MOL Hungarian Oil & Gas (3)                             18,404
                                                                 ---------------
                                                                          35,796
                  INDIA - 0.1%
          1,900   Tata Motors ADR                                         11,115
                                                                 ---------------
                  INDONESIA - 0.2%
         65,000   Aneka Tambang (3)                                        6,176
          7,000   Astra Agro Lestari                                       3,921
         36,000   International Nickel Indonesia (3)                       5,777
                                                                 ---------------
                                                                          15,874
                  IRELAND - 1.1%
          5,409   Allied Irish Banks (3)                                  28,808
          3,548   Anglo Irish Bank (3)                                    11,387
          1,501   Bank of Ireland (3)                                      4,432
          2,733   C&C Group (3)                                            3,975
          1,065   DCC (3)                                                 16,598
            753   FBD Holdings (3)                                        10,962
          1,959   Irish Life & Permanent (3)                               6,700
          5,133   McInerney Holdings (3)                                   1,573
                                                                 ---------------
                                                                          84,435
                  ISRAEL - 1.1%
          3,959   Bank Hapoalim (3)                                        9,001
          4,582   Bank Leumi Le-Israel (3)                                12,069
         15,580   Bezeq Israeli Telecommunication (3)                     23,355
             80   Delek Group (3)                                          5,246
            665   IDB Development (3)                                      7,880
            361   IDB Holding (3)                                          5,688
          5,619   Migdal Insurance & Financial Holding (3)                 3,851
          1,840   Mizrahi Tefahot Bank (3)                                 9,671
            743   Partner Communications (3)                              13,665
                                                                 ---------------
                                                                          90,426
                  ITALY - 5.2%
         14,452   Banca Monte dei Paschi di Siena (3)                     28,055
          1,765   Banca Popolare dell'Emilia Romagna (3)                  21,987
          3,453   Banca Popolare di Milano (3)                            20,207
            291   Banco di Sardegna (3)                                    3,566
          1,667   Banco Popolare (3)                                      20,793
          2,182   Caltagirone (3)                                          8,137
          8,978   Cofide (3)                                               4,305
          5,016   Enel (3)                                                33,555

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
          1,487   ENI (3)                                                 35,488
             32   ErgyCapital (1)(3)                                          20
          2,480   Fiat (3)                                                19,676
          1,078   Fondiaria-Sai (3)                                       20,250
            802   Indesit (3)                                              6,533
          7,162   Intek (3)                                                3,489
          7,679   Intesa Sanpaolo (3)                                     28,101
            204   Italmobiliare (3)                                        8,378
          3,269   KME Group (3)                                            2,042
          1,516   Mediolanum (3)                                           5,944
          1,746   Milano Assicurazioni (3)                                 5,707
          9,553   Pirelli & C (3)                                          3,368
            171   Pirelli & C Real Estate (3)                              1,213
          9,025   Saras (3)                                               31,751
         51,939   Seat Pagine Gialle (3)                                   4,556
         23,910   Telecom Italia (3)                                      27,464
          7,542   UniCredit (3)                                           18,461
          1,861   Unione di Banche Italiane (3)                           31,392
         13,810   Unipol Gruppo Finanziario (3)                           24,499
                                                                 ---------------
                                                                         418,937
                  JAPAN - 21.6%
          2,300   ADEKA (3)                                               14,536
          1,300   Aica Kogyo (3)                                          11,540
          1,300   Aichi (3)                                                4,674
          4,000   Aichi Steel (3)                                         13,922
          2,000   Aida Engineering (3)                                     7,321
          1,500   Aisan Industry (3)                                       9,580
          1,700   Aisin Seiki (3)                                         30,082
          1,400   Amano (3)                                                9,369
          3,000   Ando (3)                                                 4,243
          1,300   Aoyama Trading (3)                                      15,199
          3,000   Arnest One (3)                                           3,870
              9   Asset Managers Holdings (3)                                605
            700   Belluna (3)                                              1,907
          2,600   Brother Industries (3)                                  17,737
          2,000   Bunka Shutter (3)                                        7,587
            800   Canon Finetech (3)                                       7,836
          1,800   Canon Marketing Japan (3)                               30,112
            500   Century Leasing System (3)                               3,278
            400   Chiyoda Integre (3)                                      4,923
          4,000   Chuo Mitsui Trust Holdings (3)                          15,782
          1,300   CKD (3)                                                  4,346
          2,000   Commuture (3)                                            9,692
              4   Creed Office Investment REIT (3)                         2,644
              3   DA Office Investment REIT (3)                            5,787
          1,000   Daifuku (3)                                              5,380
          1,000   Daiichi Jitsugyo (3)                                     2,857
          8,000   Daikyo (3)                                               8,404
          1,600   Denso (3)                                               31,185
          9,000   DIC (3)                                                 14,547
            300   Doshisha (3)                                             3,333
            500   Excel (3)                                                3,421
             13   Fintech Global (3)                                         504

     Shares                                                          Value $
---------------                                                  ---------------
            600   Fuji (3)                                                 1,342
            600   Fuji Electronics (3)                                     4,355
            600   Fuji Machine Manufacturing (3)                           5,181
          1,600   FUJIFILM Holdings (3)                                   36,833
          1,200   Fujikura Rubber (3)                                      3,724
          4,000   Furukawa-Sky Aluminum (3)                                7,987
            600   Furusato Industries (3)                                  5,079
              2   Grandy House (3)                                           345
            360   Gulliver International (3)                               5,553
          1,000   Harima Chemicals (3)                                     4,339
          5,000   Hitachi Cable (3)                                       10,531
          3,000   Hitachi Kokusai Electric (3)                            14,254
          1,600   Honda Motor (3)                                         39,785
            970   Honeys (3)                                               5,704
             12   Hoosiers (3)                                               913
          1,000   Hosokawa Micron (3)                                      3,769
          4,000   Ichiken (3)                                              4,193
              5   ITC Networks (3)                                         7,472
          4,000   ITOCHU (3)                                              21,139
          2,400   Itochu Enex (3)                                         12,104
          1,300   Itoki (3)                                                4,121
          3,000   Iwasaki Electric (3)                                     3,641
            800   Japan General Estate (3)                                 1,760
              3   Japan Hotel and Resort REIT (3)                          3,606
              3   Japan Retail Fund Investment REIT (3)                   10,835
            700   JBCC Holdings (3)                                        4,355
          1,400   JFE Holdings (3)                                        35,722
            700   Joint (3)                                                  962
              4   Joint REIT Investment (3)                                3,650
            600   Kaga Electronics (3)                                     6,246
          2,000   Kanamoto (3)                                             6,409
          1,400   Kanto Auto Works (3)                                    17,012
          2,000   Kasai Kogyo (3)                                          4,462
          4,000   Kawasaki Kisen Kaisha (3)                               15,848
          1,000   Keihanshin Real Estate (3)                               3,867
            900   Keihin (3)                                               8,044
            500   Kintetsu World Express (3)                               7,257
            700   Koa (3)                                                  3,625
            700   Kojima (3)                                               2,639
            900   Komori (3)                                              10,290
            600   Kuroda Electric (3)                                      4,677
            200   Kyoshin Technosonic (3)                                    879
          2,000   Makino Milling Machine (3)                               5,798
          1,000   Meiwa Estate (3)                                         4,528
              4   MID REIT (3)                                             5,363
          1,000   Mikuni (3)                                               1,453
          8,000   Mitsubishi Chemical Holdings (3)                        32,341
          3,000   Mitsubishi Materials (3)                                 6,774
          9,000   Mitsubishi Rayon (3)                                    19,321
          3,000   Mitsui (3)                                              29,069
          6,000   Mitsui Chemicals (3)                                    20,949
          2,000   Mitsui Home (3)                                          8,340
             44   Mitsui Knowledge Industry (3)                            7,537

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
          6,000   Mitsui OSK Lines (3)                                    31,331
          1,400   Mori Seiki (3)                                          12,084
            600   Muto Seiko (3)                                           2,486
            300   Nafco (3)                                                3,157
          1,000   Namura Shipbuilding (3)                                  2,299
            700   NEC Leasing (3)                                          6,168
            600   NEC Mobiling (3)                                         8,379
          1,700   Neturen (3)                                             10,116
            800   Nihon Eslead (3)                                         4,093
          3,000   Nihon Yamamura Glass (3)                                 5,975
          3,000   Nippon Light Metal (3)                                   2,835
          6,000   Nippon Mining Holdings (3)                              18,368
          1,000   Nippon Pillar Packing (3)                                3,571
              5   Nippon Residential Investment REIT (3)                   2,691
          4,000   Nippon Steel (3)                                        13,464
          3,000   Nippon Steel Trading (3)                                 5,049
              8   Nippon Telegraph & Telephone (3)                        32,646
          1,000   Nippon Thompson (3)                                      5,008
          2,000   Nippon Valqua Industries (3)                             4,551
          6,900   Nissan Motor (3)                                        34,268
          2,000   Nissan Shatai (3)                                       13,063
         10,000   Nisshin Steel (3)                                       13,392
          3,000   Nissin (3)                                               8,558
            500   Nitta (3)                                                5,587
            700   Nittan Valve (3)                                         2,317
             18   NTT DoCoMo (3)                                          28,547
          2,000   Okamoto Machine Tool Works (3)                           2,380
              5   Okinawa Cellular Telephone (3)                           8,780
          3,000   OKK (3)                                                  3,187
          1,000   OKUMA (3)                                                4,397
          2,400   Omron (3)                                               34,265
            500   Onoken (3)                                               5,312
            400   Osaka Steel (3)                                          3,994
            600   Otsuka Kagu (3)                                          3,958
          2,000   Pacific Industrial (3)                                   6,584
          2,000   Pacific Metals (3)                                       8,829
            450   Pal (3)                                                  2,951
          2,000   Riken (3)                                                5,806
          5,000   Ryobi (3)                                               10,270
          2,000   Ryoden Trading (3)                                      10,198
          1,100   Ryosan (3)                                              20,929
          3,000   Sakai Chemical Industry (3)                              7,573
          3,000   San-Ai Oil (3)                                          11,390
            600   Sanei-International (3)                                  6,239
          1,200   Sanoh Industrial (3)                                     5,664
            700   Sanshin Electronics (3)                                  7,510
          4,000   Sanwa Holdings (3)                                      13,270
              5   Sapporo Hokuyo Holdings (3)                             21,564
            900   Sato Shoji (3)                                           5,923
          2,000   Seika (3)                                                3,591
          1,000   Sekisui Jushi (3)                                        6,335
          3,000   Sharp (3)                                               21,412
             13   Shidax (3)                                               4,335

     Shares                                                          Value $
---------------                                                  ---------------
            600   Shinhokoku Steel (3)                                     1,567
            900   Shinko Shoji (3)                                         5,966
          2,000   Shinmaywa Industries (3)                                 5,248
          2,000   Shinwa Kaiun Kaisha (3)                                  4,727
          3,400   Showa Shell Sekiyu (3)                                  27,776
          1,100   Sorun (3)                                                5,323
          2,100   Sumco (3)                                               22,741
          6,000   Sumikin Bussan (3)                                      12,537
          8,000   Sumitomo Light Metal Industries (3)                      6,588
          3,000   Sumitomo Metal Mining (3)                               22,498
              8   Tact Home (3)                                            2,619
          4,000   Taihei Kogyo (3)                                         9,203
         12,000   Taiheiyo Cement (3)                                     13,968
          1,100   Taiho Kogyo (3)                                          7,297
            400   Takachiho Electric (3)                                   3,420
            460   Takefuji (3)                                             3,698
            300   Takeuchi Manufacturing (3)                               2,433
          4,000   Takisawa Machine Tool (3)                                3,612
          2,000   TBK (3)                                                  3,863
            800   TDK (3)                                                 27,031
          3,000   Toho Zinc (3)                                            6,157
          1,000   Tokai Lease (3)                                          1,331
          5,000   Tokai Tokyo Securities (3)                              13,697
          4,000   Tomoku (3)                                               6,564
          1,000   Toppan Printing (3)                                      7,353
          2,000   Toshiba Machine (3)                                      5,737
          3,000   Toshiba TEC (3)                                          9,263
          7,000   Tosoh (3)                                               13,958
          1,400   Toyo Machinery & Metal (3)                               2,847
          1,700   Toyota Auto Body (3)                                    27,254
            900   Toyota Motor (3)                                        35,146
          1,000   Trinity Industrial (3)                                   4,078
            400   Trusco Nakayama (3)                                      5,251
          1,700   Unipres (3)                                             13,927
            200   USC (3)                                                  1,779
          1,000   Yachiyo Industry (3)                                     7,337
          2,200   Yamaha Motor (3)                                        24,323
          1,700   Yamazen (3)                                              5,371
          4,000   Yokohama Rubber (3)                                     19,627
            300   Yorozu (3)                                               2,476
            600   Yusen Air & Sea Service (3)                              6,442
                                                                 ---------------
                                                                       1,740,867
                  LIECHTENSTEIN - 0.2%
            225   Liechtenstein Landesbank (3)                            12,477
                                                                 ---------------
                  MALAYSIA - 0.8%
         16,100   DRB-Hicom (3)                                            3,270
          8,400   Hong Leong Financial Group (3)                           9,124
          5,300   Lingui Development (3)                                     914
          3,100   MNRB Holdings (3)                                        2,623
          7,800   OSK Holdings (3)                                         2,218
          1,418   OSK Property Holdings (3)                                   88
          9,700   Padiberas Nasional (3)                                   3,169
          6,200   Petronas Dagangan (3)                                   11,748

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
          6,000   Shell Refining (3)                                      16,983
         14,000   Titan Chemicals (3)                                      2,919
          2,000   TM International (1)(3)                                  2,561
         11,300   Unisem M (3)                                             2,727
         15,457   YTL Power International (3)                              7,287
                                                                 ---------------
                                                                          65,631
                  MEXICO - 0.8%
          1,600   Alfa Class A                                             3,158
          9,700   Embotelladoras Arca                                     21,113
          4,453   Gruma Class B (3)                                        2,903
          7,500   Grupo Continental                                       11,668
         25,400   Grupo Mexico, Series B                                  21,616
                                                                 ---------------
                                                                          60,458
                  NETHERLANDS - 3.3%
          2,705   Aegon (3)                                               11,238
            313   Draka Holding (3)                                        3,779
            863   Grontmij (3)                                            18,810
            325   Hunter Douglas (3)                                       8,071
          2,554   ING Groep (3)                                           23,955
            253   KAS Bank (3)                                             4,066
            779   Koninklijke DSM (3)                                     21,691
            461   Nieuwe Steen Investments Funds REIT (3)                  8,047
          1,063   OCE (3)                                                  4,919
          1,363   Royal Dutch Shell Class A Shares (3)                    37,424
          1,300   Royal Dutch Shell Class B Shares (3)                    35,223
          2,886   Royal KPN (3)                                           40,639
          2,249   SNS Reaal (3)                                           16,496
            521   USG People (3)                                           5,445
            446   Vastned Offices/Industrial REIT (3)                      5,881
            235   Vastned Retail REIT (3)                                 12,021
            447   Wavin (3)                                                1,560
            105   Wereldhave REIT (3)                                      8,726
                                                                 ---------------
                                                                         267,991
                  NEW ZEALAND - 0.8%
         13,956   Air New Zealand (3)                                      7,467
         22,850   AMP NZ Office Trust REIT (3)                            13,666
          3,103   Fisher & Paykel Appliances Holdings (3)                  2,451
          1,497   Fletcher Building (3)                                    5,087
          7,801   ING Property Trust REIT (3)                              2,805
         13,212   Telecom Corp. of New Zealand (3)                        17,921
         10,489   Vector (3)                                              12,643
                                                                 ---------------
                                                                          62,040
                  NORWAY - 1.7%
          9,000   ABG Sundal Collier Holding (3)                           6,272
            800   Acta Holding (3)                                           231
            640   Aker Class A Shares (3)                                 14,368
          2,100   Aker Solutions (3)                                      11,498
          1,900   DnB NOR (3)                                             11,024

     Shares                                                          Value $
---------------                                                  ---------------
          2,400   SpareBank 1 SMN (3)                                      9,465
            866   Sparebank 1 SR Bank (3)                                  4,661
            500   Sparebanken 1 Nord-Norge (3)                             3,587
            350   Sparebanken More (3)                                     8,644
          1,457   StatoilHydro (3)                                        29,341
          1,600   Storebrand (3)                                           3,797
          4,800   Telenor (3)                                             28,676
          2,200   Veidekke (3)                                             6,819
                                                                 ---------------
                                                                         138,383
                  PHILIPPINES - 0.3%
         10,700   First Gen (1)(3)                                         3,033
          6,500   First Philippine Holdings (3)                            2,420
            400   Globe Telecom (3)                                        7,454
            200   Philippine Long Distance Telephone                       8,180
         24,400   Universal Robina (3)                                     2,610
                                                                 ---------------
                                                                          23,697
                  POLAND - 0.6%
            510   KGHM Polska Miedz (3)                                    5,662
          1,148   Polski Koncern Naftowy Orlen (3)                        11,707
          4,052   Telekomunikacja Polska (3)                              30,621
                                                                 ---------------
                                                                          47,990
                  PORTUGAL - 0.6%
          3,581   Portugal Telecom (3)                                    23,549
          2,026   Redes Energeticas Nacionais (3)                          6,588
          1,886   Semapa-Sociedade de Investimento e
                     Gestao (3)                                           16,442
            916   Sonae Industria (3)                                      2,414
                                                                 ---------------
                                                                          48,993
                  SINGAPORE - 1.8%
         17,000   Beyonics Technology (3)                                  1,172
         21,000   CapitaCommercial Trust REIT (3)                         14,432
         28,000   Fortune REIT (3)                                         7,079
          9,000   Frasers Commercial Trust (3)                             1,509
         18,000   Jurong Technologies Industrial (3)                       1,065
         52,000   K1 Ventures (3)                                          7,023
          5,473   Kim Eng Holdings (3)                                     3,563
         26,800   MobileOne (3)                                           23,868
          4,733   Singapore Airlines (3)                                  36,277
          6,000   Singapore Petroleum (3)                                  8,560
          8,000   Suntec REIT (3)                                          3,831
         15,000   UOB-Kay Hian Holdings (3)                                9,317
         11,000   UOL Group (3)                                           14,405
          4,000   Venture (3)                                             14,623
          2,000   Wing Tai Holdings (3)                                      934
                                                                 ---------------
                                                                         147,658
                  SOUTH AFRICA - 0.4%
            481   Astral Foods (3)                                         4,353
          1,003   JD Group (3)                                             2,890
          1,227   Liberty Group (3)                                        7,726
          6,245   Metropolitan Holdings (3)                                6,418

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
            219   Nedbank Group (3)                                        2,129
          1,129   Telkom (3)                                              12,269
                                                                 ---------------
                                                                          35,785
                  SOUTH KOREA - 1.7%
            160   Cambridge Members (3)                                      978
            660   Chokwang Paint (3)                                         797
          2,000   Dae Won Kang Up (3)                                      2,676
            121   GS Home Shopping (3)                                     4,142
          1,120   Hanil E-Wha (3)                                          1,453
            210   Husteel (3)                                              2,306
            190   Hyundai Motor (3)                                        8,872
            160   INTOPS (3)                                               1,683
            112   KB Financial Group (3)                                   2,805
            190   Kolon Engineering & Construction (3)                       572
            160   Korea Development (3)                                      543
            700   Korea Exchange Bank (3)                                  3,935
             90   Korean Petrochemical Industries (3)                      1,209
            900   KT ADR                                                  11,295
          1,920   LG Telecom (3)                                          13,831
             86   Nong Shim Holdings (3)                                   4,360
            210   Pusan City Gas (3)                                       2,763
            240   Samwhan (3)                                              1,658
             49   SeAH Holdings (3)                                        2,465
          2,500   Seowon (3)                                                 906
            490   Shell-Line (3)                                           3,871
            220   SK Energy (3)                                           12,790
            109   SK Gas (3)                                               3,930
            500   SK Telecom ADR                                           8,605
            580   SL (3)                                                   1,371
            623   S-Oil (3)                                               31,897
          1,020   Tae Kyung Industrial (3)                                 3,001
            250   Woori Finance Holdings (3)                               1,356
                                                                 ---------------
                                                                         136,070
                  SPAIN - 1.8%
          1,778   Banco Bilbao Vizcaya Argentaria (3)                     20,634
            748   Banco Santander (3)                                      8,213
          1,900   Banco Santander Central Hispano (3)                     20,546
            320   Bolsas y Mercados Espanoles (3)                          7,808
         10,313   Mapfre (3)                                              32,818
          1,285   Repsol (3)                                              24,433
          1,801   Telefonica (3)                                          33,342
                                                                 ---------------
                                                                         147,794
                  SWEDEN - 2.4%
            750   Axfood (3)                                              14,463
          1,800   BE Group (3)                                             5,280
            600   Bilia Class A Shares (3)                                 1,720
          1,300   Billerud (3)                                             7,343
          1,950   Boliden (3)                                              4,693
          1,000   D Carnegie (3)                                           2,720
          2,000   Electrolux, Series B (3)                                18,423
          1,700   Fabege (3)                                               6,743
            600   Haldex (3)                                               2,799

     Shares                                                          Value $
---------------                                                  ---------------
            900   Hoganas Class B Shares (3)                              12,666
            300   Holmen Class B Shares (3)                                8,461
            900   KappAhl Holding (3)                                      3,337
          2,500   Klovern (3)                                              5,024
          2,200   Kungsleden (3)                                          10,649
          1,300   NCC Class B Shares (3)                                  10,629
          1,800   Skanska Class B Shares (3)                              15,818
          1,900   Svenska Cellulosa Class B Shares (3)                    14,038
          6,000   TeliaSonera (3)                                         26,413
            800   Trelleborg Class B Shares (3)                            4,785
          2,500   Volvo Class A Shares (3)                                12,927
                                                                 ---------------
                                                                         188,931
                  SWITZERLAND - 2.4%
            317   Baloise Holding (3)                                     16,948
            144   Bellevue Group (3)                                       4,981
            391   Credit Suisse Group (3)                                 14,621
             32   Georg Fischer (3)                                        7,175
            107   Helvetia Holding (3)                                    18,342
             15   Schweizerische National-Versicherungs
                     Gesellschaft (3)                                      8,153
            228   Swiss Life Holding (3)                                  20,544
            524   Swiss Reinsurance (3)                                   21,853
            123   Swisscom (3)                                            37,584
             36   Valora Holding (3)                                       5,220
            185   Zurich Financial Services (3)                           37,532
                                                                 ---------------
                                                                         192,953
                  TAIWAN - 2.7%
         24,694   Advanced Semiconductor
                     Engineering (3)                                      10,519
         23,099   AU Optronics (3)                                        16,135
          2,454   AU Optronics ADR                                        16,933
            126   Chunghwa Telecom ADR                                     2,074
          2,100   Compal Communications (3)                                1,310
         30,300   Compal Electronics (3)                                  21,756
          9,282   Coretronic (3)                                           5,947
          7,000   Dah San Electric Wire & Cable (3)                        1,865
            906   Eclat Textile (3)                                          253
         18,582   Far EasTone Telecommunications (3)                      19,697
            715   First Insurance (3)                                        144
          7,000   Formosa Petrochemical (3)                               15,999
         53,000   HannStar Display (3)                                     9,652
         32,550   Inventec (3)                                            10,205
         10,050   Lite-On Technology (3)                                   6,278
          7,000   Marketech International (3)                              2,012
          3,150   Mirle Automation (3)                                     1,781
         15,713   Mitac International (3)                                  5,818
         12,339   POU Chen (3)                                             5,627
          3,150   Promate Electronic (3)                                   1,147
         26,780   Quanta Computer (3)                                     28,200
          9,000   Sheng Yu Steel (3)                                       5,018
         16,000   Sinon (3)                                                4,351
          5,249   Sunplus Technology (3)                                   2,201

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
          6,000   U-Ming Marine Transport (3)                              7,007
          4,200   Unitech Printed Circuit Board (3)                        1,251
         16,575   Universal Scientific Industrial (3)                      4,981
          7,348   WT Microelectronics (3)                                  3,536
         21,000   Yieh Phui Enterprise (3)                                 6,056
                                                                 ---------------
                                                                         217,753
                  THAILAND - 0.7%
         36,800   CalComp Electronics Thailand (3)                         1,954
          5,100   Electricity Generating (3)                               8,678
          8,000   Hana Microelectronics (3)                                2,395
         96,400   IRPC (3)                                                 6,284
         20,900   MCS Steel (3)                                            1,205
          3,800   Padaeng Industry (3)                                       912
          5,100   Precious Shipping (3)                                    1,138
          2,600   PTT (3)                                                 11,946
          4,400   Regional Container Lines (3)                               657
          1,600   Siam Cement (3)                                          4,839
          3,600   Thai Airways International (3)                             794
         16,800   Thai Oil (3)                                            10,066
         11,800   Thai Plastic & Chemical (3)                              3,544
          5,900   Thanachart Capital (3)                                   1,223
                                                                 ---------------
                                                                          55,635
                  TURKEY - 0.4%
          1,700   Aksa Akrilik Kimya Sanayii (3)                           1,761
          2,011   Bolu Cimento Sanayii (3)                                 1,462
          1,178   Ford Otomotiv Sanayi (3)                                 3,716
          1,140   Mardin Cimento Sanayii (3)                               2,605
          1,695   Sarkuysan Elektrolitik Bakir (3)                         2,182
          1,149   Tupras Turkiye Petrol Rafine (3)                        14,548
          6,500   Turkiye Vakiflar Bankasi Tao (3)                         6,365
                                                                 ---------------
                                                                          32,639
                  UNITED KINGDOM - 9.4%
          3,046   Acertec                                                    245
          2,359   Antofagasta (3)                                         14,566
          6,557   Ashmore Group (3)                                       17,252
            840   AstraZeneca (3)                                         35,575
          3,710   Aviva (3)                                               22,116
          6,869   Barclays (3)                                            19,678
          1,384   Barratt Developments (3)                                 1,722
          6,061   Beazley Group (3)                                       10,326
          1,433   Bellway (3)                                             12,476
          4,623   BP (3)                                                  37,660
            967   Braemar Shipping Services (3)                            4,542
          2,675   Brit Insurance Holdings (3)                              7,862
          9,165   British Airways (3)                                     20,266
          1,388   British Land (3)                                        13,832
            920   British Polythene Industries (3)                         2,704
         12,553   BT Group (3)                                            23,572
          1,162   Capital & Regional (3)                                     857
            869   Carnival (3)                                            19,098
          6,848   Centrica (3)                                            33,628
          9,886   Chaucer Holdings (3)                                     9,231
          2,439   Chesnara (3)                                             4,168

     Shares                                                          Value $
---------------                                                  ---------------
          6,947   Clinton Cards (3)                                        1,762
          1,805   Close Brothers Group (3)                                15,696
          3,282   Colliers Cre (3)                                           825
          3,848   Dart Group (3)                                           1,623
          1,726   Davis Service Group (3)                                  6,140
          1,586   Dawson Holdings (3)                                      1,290
          6,055   Debenhams (3)                                            3,727
          3,219   Drax Group (3)                                          29,893
          5,794   DS Smith (3)                                             6,212
         16,747   DSG International (3)                                    8,713
          8,352   Electrocomponents (3)                                   19,143
         11,520   Ennstone (3)                                               873
         11,188   Friends Provident (3)                                   12,821
          2,048   GlaxoSmithKline (3)                                     39,345
          8,363   HBOS (3)                                                13,685
          9,524   Henderson Group (1)(3)                                   8,141
          8,449   Home Retail Group (3)                                   26,912
          1,360   HSBC Holdings (3)                                       16,098
          1,029   Investec (3)                                             3,905
          6,366   Johnston Press (3)                                       2,542
         11,027   Kcom Group (3)                                           3,206
          7,722   Kesa Electricals (3)                                     9,910
             81   Kier Group (3)                                             888
          9,586   Kingfisher (3)                                          17,682
          2,822   Ladbrokes (3)                                            7,187
         18,146   Legal & General Group (3)                               20,856
          4,730   Lloyds TSB Group (3)                                    15,278
            393   Mapeley (3)                                              1,546
          2,706   Marston's (3)                                            4,138
          2,271   McBride (3)                                              4,600
          3,467   Millennium & Copthorne Hotels (3)                       11,809
            238   Mondi (3)                                                  863
            191   Northgate (3)                                              393
          1,338   office2office (3)                                        1,902
         20,560   Old Mutual (3)                                          16,638
          4,528   Paragon Group (3)                                        3,378
         10,545   Pendragon (3)                                              864
          1,994   Persimmon (3)                                            9,647
         10,473   Premier Foods (3)                                        4,641
          1,335   Redrow (3)                                               4,462
         11,612   Royal Bank of Scotland Group (3)                        12,783
          1,536   RPC Group (3)                                            2,679
            400   Stolt-Nielsen (3)                                        4,140
         11,659   Tomkins (3)                                             21,386
            665   Travis Perkins (3)                                       3,145
          3,038   TT electronics (3)                                       2,312
         11,512   Vodafone Group (3)                                      22,131
          2,171   Wolseley (3)                                            11,873
         24,233   Woolworths Group (3)                                     1,663
          4,296   Yell Group (3)                                           4,261
                                                                 ---------------
                                                                         756,983
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $14,176,400)                                7,940,762
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  PREFERRED STOCK - 0.9%
                  BRAZIL - 0.7%
          1,400   AES Tiete                                                8,748
            700   Bradespar                                                6,160
            200   Centrais Eletricas de Santa Catarina Class B             3,048
            300   Cia Energetica do Ceara Class A                          2,220
            720   Eletropaulo Metropolitana Eletricidade
                     de Sao Paulo Class B                                  8,851
            700   Telemar Norte Leste Class A                             17,616
          1,000   Usinas Siderurgicas de Minas Gerais Class A             12,802
                                                                 ---------------
                                                                          59,445
                  CHILE - 0.0%
          1,269   Embotelladora Andina                                     2,129
                                                                 ---------------
                  GERMANY - 0.2%
            253   Dyckerhoff (3)                                          10,577
            918   ProSiebenSat.1 Media (3)                                 2,833
                                                                 ---------------
                                                                          13,410
                                                                 ---------------
                  TOTAL PREFERRED STOCK
                     (Cost $ 121,732)                                     74,984
                                                                 ---------------
                  RIGHTS - 0.0%
                  BELGIUM - 0.0%
          1,604   Fortis (1)(2)(3), Expires 07/14
                     (Cost $--)                                               --
                                                                 ---------------

   Principal
    Amount $
--------------
                  SHORT-TERM INVESTMENT - 1.2%
         94,381   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $ 94,381)                                      94,381
                                                                 ---------------
                  TOTAL INVESTMENTS - 100.8%
                     (Cost $ 14,392,513)                               8,110,127
                                                                 ---------------
                  OTHER ASSETS LESS LIABILITIES - (0.8)%                 (64,901)
                                                                 ---------------
                  NET ASSETS - 100.0%                            $     8,045,226
                                                                 ===============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On October 31, 2008 the value of these securities amounted to $8,002 representing 0.1% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 92.6%
                  BRAZIL - 9.8%
            900   All America Latina Logistica                             4,151
         19,926   Banco Bradesco ADR                                     233,134
          3,700   BM&FBOVESPA                                              9,833
          3,900   Brasil Telecom Participacoes                            82,012
          3,300   Centrais Eletricas Brasileiras                          39,609
          8,425   Cia de Concessoes Rodoviarias                           80,991
          2,100   Cia Siderurgica Nacional ADR                            28,560
          3,100   Cia Vale do Rio Doce                                    39,830
         21,600   Cia Vale do Rio Doce ADR                               257,166
          1,100   Empresa Brasileira de Aeronautica                        5,643
            400   Gerdau                                                   2,117
          3,700   Gerdau ADR                                              23,717
            200   Global Village Telecom Holding (1)                       2,177
            200   Perdigao                                                 2,910
          6,000   Petroleo Brasileiro                                     79,530
         22,000   Petroleo Brasileiro ADR                                485,540
          2,300   Tam ADR                                                 24,334
          4,191   Unibanco-Uniao de Bancos                               139,217
          3,920   Usinas Siderurgicas de Minas Gerais                     44,930
         22,300   Weg                                                    126,769
                                                                 ---------------
                                                                       1,712,170
                  CHINA - 10.4%
         29,000   China Coal Energy Class H (2)                           17,590
        206,000   China Communications Services Class H (2)              108,334
        355,000   China Construction Bank Class H (2)                    176,118
         72,000   China Life Insurance Class H (2)                       192,424
         25,000   China Merchants Bank Class H (2)                        38,303
        214,000   China National Building Material Class H (2)           124,631
        522,000   China Petroleum & Chemical Class H (2)                 342,800
        121,000   Golden Eagle Retail Group (2)                           63,266
        168,000   Hidili Industry International Development (2)           35,561
        676,000   Industrial & Commercial Bank of China
                  Class H (2)                                            318,090
        110,000   Parkson Retail Group (2)                               102,115
         67,500   Ping An Insurance Group of China Class H (2)           288,696
                                                                 ---------------
                                                                       1,807,928
                  COLOMBIA - 0.5%
         23,700   Almacenes Exito GDR (3)                                 82,142
                                                                 ---------------
                  EGYPT - 1.6%
          2,588   Orascom Construction Industries (2)                     84,771
          1,050   Orascom Construction Industries GDR (2)                 70,822
         48,250   Telecom Egypt (2)                                      115,877
                                                                 ---------------
                                                                         271,470

     Shares                                                           Value $
---------------                                                  ---------------
                  HONG KONG - 8.5%
         34,000   Beijing Enterprises Holdings (2)                       134,286
         74,000   China Mobile (2)                                       651,483
        138,000   China Unicom Hong Kong (2)                             197,035
        337,000   CNOOC (2)                                              276,720
        578,000   Denway Motors (2)                                      144,153
        382,000   Franshion Properties China (2)                          73,549
                                                                 ---------------
                                                                       1,477,226
                  HUNGARY - 1.7%
         29,556   Magyar Telekom
                  Telecommunications (2)                                  94,962
          1,026   MOL Hungarian Oil & Gas (2)                             56,367
          1,033   Richter Gedeon (2)                                     144,930
                                                                 ---------------
                                                                         296,259
                  INDIA - 3.4%
          4,000   ICICI Bank ADR                                          68,360
          7,600   Infosys Technologies ADR                               222,832
         26,570   ITC GDR                                                 83,363
          3,700   Reliance Industries GDR (2)(3)                         210,926
                                                                 ---------------
                                                                         585,481
                  INDONESIA - 1.4%
        329,500   Bank Central Asia (2)                                   80,595
        582,500   Perusahaan Gas Negara (2)                               74,034
        165,000   Telekomunikasi Indonesia (2)                            83,311
                                                                 ---------------
                                                                         237,940
                  ISRAEL - 3.2%
         31,504   Bezeq Israeli Telecommunication (2)                     47,225
         19,282   Makhteshim-Agan Industries (2)                          73,310
         26,500   Super-Sol (2)                                          113,309
          7,400   Teva Pharmaceutical Industries ADR                     317,312
                                                                 ---------------
                                                                         551,156
                  MALAYSIA - 3.1%
         47,100   Bumiputra-Commerce Holdings BHD (2)                     82,110
         22,600   Kuala Lumpur Kepong (2)                                 52,905
        326,500   Resorts World (2)                                      230,662
        175,700   Telekom Malaysia (2)                                   166,302
                                                                 ---------------
                                                                         531,979
                  MEXICO - 3.2%
          8,339   America Movil ADR, Series L                            258,009
          4,100   Fomento Economico Mexicano ADR                         103,689
          4,900   Grupo Televisa ADR                                      86,534
         75,229   Urbi Desarrollos Urbanos (1)                           107,328
                                                                 ---------------
                                                                         555,560

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  POLAND - 1.6%
          1,000   Central European Distribution (1)                       28,790
         10,002   Powszechna Kasa Oszczednosci
                     Bank Polski (2)                                     113,013
         17,432   Telekomunikacja Polska (2)                             131,733
                                                                 ---------------
                                                                         273,536
                  RUSSIA - 9.2%
          6,400   LUKOIL ADR                                             248,320
          4,244   Mechel ADR                                              38,917
          9,600   MMC Norilsk Nickel ADR                                  96,343
          6,800   Mobile Telesystems ADR                                 266,220
         37,543   OAO Gazprom ADR                                        747,597
         32,900   Rosneft Oil GDR (2)                                    150,992
          2,500   Uralkali GDR                                            52,225
                                                                 ---------------
                                                                       1,600,614
                  SOUTH AFRICA - 5.5%
          7,012   AngloGold Ashanti (2)                                  133,428
         74,319   FirstRand (2)                                          108,107
          4,921   Impala Platinum Holdings (2)                            51,433
         28,727   Mr Price Group (2)                                      70,677
         17,875   MTN Group (2)                                          200,988
          8,575   Naspers Class N Shares (2)                             142,949
         22,242   Raubex Group (2)                                        57,431
          4,648   Sasol (2)                                              137,382
          2,212   Standard Bank Group (2)                                 17,587
          3,933   Telkom (2)                                              42,743
                                                                 ---------------
                                                                         962,725
                  SOUTH KOREA - 13.1%
          4,160   Hana Financial Group (2)                                66,761
         16,000   Hankook Tire (2)                                       156,499
          3,270   Hyundai Development (2)                                 89,420
          2,029   Hyundai Mobis (2)                                      120,418
          3,173   KB Financial Group (1)                                  79,480
            529   KB Financial Group ADR (1)                              13,019
          5,700   Korea Exchange Bank (2)                                 32,040
          1,897   KT&G (2)                                               123,038
            655   LG Electronics (2)                                      49,418
         20,810   LG Telecom (2)                                         149,905
            756   POSCO (2)                                              210,417
            872   Samsung Electronics (2)                                371,509
          1,308   Samsung Electronics GDR (2)(3)                         270,036
          1,472   Samsung Fire & Marine Insurance (2)                    197,012
            275   Shinsegae (2)                                           97,538
          1,539   SK Telecom (2)                                         246,840
                                                                 ---------------
                                                                       2,273,350

     Shares                                                          Value $
---------------                                                  ---------------
                  TAIWAN - 11.7%
         22,000   Cathay Financial Holding (2)                            23,637
         18,642   Cathay Financial Holding GDR                           199,236
        274,000   Chinatrust Financial Holding (2)                        78,300
         17,102   Chunghwa Telecom ADR                                   281,499
         81,263   HON HAI Precision Industry GDR                         394,215
         16,000   MediaTek (2)                                           143,341
         29,396   Siliconware Precision Industries ADR                   165,793
        334,000   SinoPac Financial Holdings (2)                          70,834
        145,000   Taiwan Cement (2)                                       74,483
         73,431   Taiwan Semiconductor Manufacturing                     606,540
                                                                 ---------------
                                                                       2,037,878
                  THAILAND - 3.1%
         69,900   Advanced Info Service                                  140,598
         59,700   Kasikornbank (2)                                        86,754
         23,000   Kasikornbank (2)                                        33,456
        419,400   Land & Houses (2)                                       45,149
         38,400   PTT Exploration & Production (1)(2)                     96,045
         93,800   Siam Commercial Bank                                   140,499
                                                                 ---------------
                                                                         542,501
                  TURKEY - 1.6%
          6,264   Tupras Turkiye Petrol Rafine (2)                        79,312
         43,102   Turk Telekomunikasyon (1)(2)                            91,381
         39,257   Turkiye Is Bankasi Class C (2)                         111,909
                                                                 ---------------
                                                                         282,602
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $24,944,515)                               16,082,517
                                                                 ---------------
                  PREFERRED STOCK - 3.5%
                  BRAZIL - 3.5%
          3,100   Banco Bradesco                                          35,603
          8,579   Bradespar                                               75,493
            500   Centrais Eletricas Brasileiras                           5,419
            300   Cia de Bebidas das Americas                             12,770
          8,659   Cia Energetica de Minas Gerais                         131,784
          4,400   Cia Vale do Rio Doce Class A                            51,103
          6,605   Eletropaulo Metropolitana
                     Eletricidade de Sao Paulo
                     Class B                                              81,200
          1,600   Gerdau                                                  10,190
            700   Metalurgica Gerdau                                       6,254
          6,900   Petroleo Brasileiro                                     74,431
            100   Tam                                                      1,045
            700   Telegraph Norte Leste Participacoes                      9,479
          5,800   Ultrapar Participacoes                                 107,224
            700   Usinas Siderurgicas de Minas Gerais Class A              8,961
                                                                 ---------------
                  TOTAL PREFERRED STOCK
                     (Cost $917,658)                                     610,956
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  EQUITY-LINKED
                  WARRANT (3) (4) - 0.8%
                  RUSSIA - 0.8%
        150,698   Sberbank Savings Bank of the
                     Russian Federation
                     Expires 02/28/18
                     (Cost $353,457)                                     135,628
                                                                 ---------------

   Principal
    Amount $
---------------
                  SHORT-TERM INVESTMENT - 3.9%
        676,474   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $676,474)                                     676,474
                                                                 ---------------
                  TOTAL INVESTMENTS - 100.8%
                     (Cost $26,892,104)                               17,505,575
                                                                 ---------------
                  OTHER ASSETS LESS
                     LIABILITIES - (0.8)%                               (132,490)
                                                                 ---------------
                  NET ASSETS - 100.0%                            $    17,373,085
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. On October 31, 2008, the value of these securities amounted to $698,732, representing 4.0% of the net assets of the Fund.

(4)  Security is not readily marketable.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 89.2%
                  AUTO & TRANSPORTATION - 1.8%
         37,900   BorgWarner                                             851,613
         55,200   Kansas City Southern (1)                             1,704,024
         66,900   Seaspan                                                773,364
                                                                 ---------------
                                                                       3,329,001
                  CONSUMER DISCRETIONARY - 16.5%
         98,800   AH Belo                                                327,028
        158,500   Ambassadors Group                                    1,654,740
          4,400   Capella Education (1)                                  208,560
        105,500   Casual Male Retail Group (1)                           200,450
        135,100   Central Garden & Pet (1)                               456,638
         79,000   Children's Place (1)                                 2,640,970
         21,000   GameStop Class A (1)                                   575,190
        196,600   Geo Group (1)                                        3,471,956
        156,900   Home Inns & Hotels Management
                     ADR (1)                                           1,569,000
        239,000   Internap Network Services (1)                          683,540
        109,800   Knology (1)                                            531,432
         54,000   Lamar Advertising Class A (1)                          819,180
        216,100   LKQ (1)                                              2,472,184
         66,000   Regis                                                  816,420
         51,000   Rent-A-Center (1)                                      744,600
        199,500   Scientific Games Class A (1)                         3,591,000
        115,900   Shuffle Master (1)                                     447,374
          9,700   Sohu.com (1)                                           532,918
         85,900   Sonic (1)                                              919,130
         74,200   Standard Parking (1)                                 1,555,232
        110,000   Valueclick (1)                                         814,000
        109,000   Waste Connections (1)                                3,689,650
         31,800   Watson Wyatt Worldwide Class A                       1,350,546
                                                                 ---------------
                                                                      30,071,738
                  CONSUMER STAPLES - 2.5%
         19,600   Boston Beer Class A (1)                                740,684
         20,900   Diamond Foods                                          610,907
         27,000   Sanderson Farms                                        842,940
        102,900   United Natural Foods (1)                             2,298,786
                                                                 ---------------
                                                                       4,493,317
                  FINANCIAL SERVICES - 17.1%
         96,350   Annaly Capital Management REIT                       1,339,265
         48,691   Apollo Investment (1)(2)                               641,747
         82,373   Argo Group International
                     Holdings (1)                                      2,627,699
         20,600   Bank of Hawaii                                       1,044,626
         23,100   Berkshire Hills Bancorp                                601,293
        263,800   Chimera Investment REIT                                759,744
         26,943   Cullen/Frost Bankers                                 1,508,000
         10,920   CVB Financial                                          138,247
         45,300   Digital Realty Trust REIT                            1,516,644
         58,700   Genpact (1)                                            459,621
         66,850   H&E Equipment Services (1)                             381,045
         35,008   Health Care REIT                                     1,558,206

     Shares                                                          Value $
---------------                                                  ---------------
         45,400   Huron Consulting Group (1)                           2,468,398
         45,300   Investment Technology Group (1)                        924,573
         74,400   Investors Real Estate Trust REIT                       735,072
        145,000   Jack Henry & Associates                              2,756,450
        168,400   MFA Mortgage Investments REIT                          926,200
         70,500   National Retail Properties REIT                      1,257,015
        146,300   Online Resources (1)                                   512,050
        113,900   Reinsurance Group of America Class A                 4,253,026
         42,900   SVB Financial Group (1)                              2,207,205
         45,000   Westamerica Bancorporation                           2,576,250
                                                                 ---------------
                                                                      31,192,376
                  HEALTH CARE - 15.4%
         13,100   Air Methods (1)                                        219,818
         69,700   Amsurg (1)                                           1,738,318
         34,200   athenahealth (1)                                     1,046,520
        257,400   Bruker (1)                                           1,052,766
        106,000   Cepheid (1)                                          1,258,220
        110,600   Cooper                                               1,822,688
         35,500   Haemonetics (1)                                      2,096,630
         50,800   HMS Holdings (1)                                     1,258,316
         37,500   Immucor (1)                                            995,625
        211,600   KV Pharmaceutical Class A (1)                        3,597,200
         55,300   Luminex (1)                                          1,031,345
         53,800   Perrigo                                              1,829,200
        204,100   PSS World Medical (1)                                3,702,374
        132,600   Skilled Healthcare Group Class A (1)                 1,628,328
         97,100   Sun Healthcare Group (1)                             1,114,708
         58,400   Volcano (1)                                            908,120
         22,500   WellCare Health Plans (1)                              543,825
         52,600   West Pharmaceutical Services                         2,099,792
                                                                 ---------------
                                                                      27,943,793
                  MATERIALS & PROCESSING - 6.8%
         63,000   Airgas                                               2,416,680
         31,800   Brush Engineered Materials (1)                         390,186
         91,200   Cabot                                                2,412,240
         27,400   Clean Harbors (1)                                    1,796,618
         55,600   Interface Class A                                      391,980
         54,800   PAN American Silver (1)                                636,228
         23,800   Perini (1)                                             452,676
         14,300   Royal Gold                                             412,269
         16,700   Schnitzer Steel Industries Class A                     449,731
         53,200   Scotts Miracle-Gro Class A                           1,389,584
         59,800   Sonoco Products                                      1,505,764
         43,751   Yamana Gold                                            202,567
                                                                 ---------------
                                                                      12,456,523
                  OTHER ENERGY - 6.0%
         58,900   CARBO Ceramics                                       2,548,603
         31,200   Crew Energy (1)                                        174,939
        103,400   Dresser-Rand Group (1)                               2,316,160
        124,242   Galleon Energy Class A (1)                             660,665
         88,800   Key Energy Services (1)                                550,560
         39,100   Plains Exploration & Production (1)                  1,102,620

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
        109,700   St. Mary Land & Exploration                          2,730,433
         57,500   Willbros Group (1)                                     890,675
                                                                 ---------------
                                                                      10,974,655
                  PRODUCER DURABLES - 5.0%
         75,700   Actuant Class A                                      1,357,301
          8,600   ESCO Technologies (1)                                  296,700
        140,400   FEI (1)                                              2,949,804
         57,450   IDEX                                                 1,331,691
         27,300   Nordson                                              1,008,189
         39,700   Rofin-Sinar Technologies (1)                           884,913
         24,100   Ryland Group                                           452,839
         95,600   Veeco Instruments (1)                                  739,944
                                                                 ---------------
                                                                       9,021,381
                  TECHNOLOGY - 15.1%
        500,100   Anadigics (1)                                          880,176
        164,200   Aspen Technology (1)                                 1,285,686
         52,300   Cbeyond (1)                                            628,646
        124,200   Emulex (1)                                           1,179,900
        105,200   F5 Networks (1)                                      2,611,064
        104,800   Gartner (1)                                          1,928,320
         80,000   GeoEye (1)                                           1,731,200
        126,700   Harmonic (1)                                           900,837
        183,400   Informatica (1)                                      2,576,770
        126,400   Intermec (1)                                         1,639,408
        174,900   Interwoven (1)                                       2,205,489
         14,600   MEMSIC (1)                                              31,536
         16,500   Microsemi (1)                                          358,710
         74,860   Parametric Technology (1)                              972,432
        168,600   QLogic (1)                                           2,026,572
        117,500   Semtech (1)                                          1,424,100
        240,500   SonicWALL (1)                                        1,077,440
         23,100   Standard Microsystems (1)                              416,031
        143,900   Syniverse Holdings (1)                               2,705,320
         95,400   Volterra Semiconductor (1)                             900,576
                                                                 ---------------
                                                                      27,480,213
                  UTILITIES - 3.0%
         70,200   NorthWestern                                         1,371,708
         93,600   Portland General Electric                            1,920,672
         31,900   UIL Holdings                                         1,052,700
         39,100   Unisource Energy                                     1,078,378
                                                                 ---------------
                                                                       5,423,458
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $190,221,298)                             162,386,455
                                                                 ---------------
                  INVESTMENT COMPANY - 1.1%
         38,300   iShares Russell 2000 Index Fund
                     (Cost $2,594,775)                                 2,048,284
                                                                 ---------------

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
                  SHORT-TERM INVESTMENT - 9.6%
     17,420,532   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $17,420,532)                               17,420,532
                                                                 ---------------
                  TOTAL INVESTMENTS - 99.9%
                     (Cost $210,236,605)                             181,855,271
                                                                 ---------------
                  OTHER ASSETS LESS LIABILITIES - 0.1%                   254,208
                                                                 ---------------
                  NET ASSETS - 100.0%                            $   182,109,479
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  Business development company.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 85.6%
                  AUTO & TRANSPORTATION - 2.5%
          5,500   Genuine Parts                                          216,425
          2,200   Wabtec                                                  87,472
                                                                 ---------------
                                                                         303,897
                  CONSUMER DISCRETIONARY - 13.2%
         12,600   Corrections Corp. of America (1)                       240,786
          1,900   DeVry                                                  107,711
          4,400   Dick's Sporting Goods (1)                               67,408
          8,400   Interpublic Group of Cos. (1)                           43,596
          3,900   Lamar Advertising Class A (1)                           59,163
          1,000   Magna International Class A                             33,810
          5,000   Monster Worldwide (1)                                   71,200
          3,200   Regis                                                   39,584
         12,700   Republic Services                                      300,990
          5,800   Ross Stores                                            189,602
         13,100   Scientific Games Class A (1)                           235,800
          6,600   Valueclick (1)                                          48,840
          4,300   VeriSign (1)                                            91,160
          2,000   Watson Wyatt Worldwide Class A                          84,940
                                                                 ---------------
                                                                       1,614,590
                  CONSUMER STAPLES - 0.9%
          3,800   Ruddick                                                108,832
                                                                 ---------------
                  FINANCIAL SERVICES - 12.4%
            900   Affiliated Managers Group (1)                           41,742
          7,500   Annaly Capital Management REIT                         104,250
          2,000   Bank of Hawaii                                         101,420
          4,300   Broadridge Financial Solutions                          52,030
          3,600   Cullen/Frost Bankers                                   201,492
          1,300   Dun & Bradstreet                                        95,797
          1,800   Global Payments                                         72,918
          2,400   Health Care REIT                                       106,824
            200   National Western Life Insurance
                     Class A (1)                                          37,756
            400   Nationwide Financial Services Class A                   18,924
          3,900   People's United Financial                               68,250
          9,800   Reinsurance Group of America Class A                   365,932
          1,800   Westamerica Bancorporation                             103,050
          5,700   WR Berkley                                             149,739
                                                                 ---------------
                                                                       1,520,124
                  HEALTH CARE - 13.7%
          1,200   Alexion Pharmaceuticals (1)                             48,900
          2,800   Barr Pharmaceuticals (1)                               179,928
          8,500   DaVita (1)                                             482,375
          2,600   Dentsply International                                  78,988
          1,800   Gen-Probe (1)                                           84,708
          4,800   IMS Health                                              68,832
          3,300   Inverness Medical Innovations (1)                       63,195
          2,600   Invitrogen (1)                                          74,854
         10,000   Mylan (1)                                               85,700
          4,600   Omnicare                                               126,822

     Shares                                                          Value $
---------------                                                  ---------------
          3,900   Perrigo                                                132,600
          1,900   Pharmaceutical Product Development                      58,862
          1,900   WellCare Health Plans (1)                               45,923
          3,500   West Pharmaceutical Services                           139,720
                                                                 ---------------
                                                                       1,671,407
                  MATERIALS & PROCESSING - 9.8%
          5,400   Albemarle                                              131,490
          9,200   Cabot                                                  243,340
          2,800   Commercial Metals                                       31,080
         12,700   Crown Holdings (1)                                     256,286
          1,500   Jacobs Engineering Group (1)                            54,645
         13,900   Pactiv (1)                                             327,484
          1,900   PAN American Silver (1)                                 22,059
            700   Royal Gold                                              20,181
          1,100   Schnitzer Steel Industries Class A                      29,623
          4,600   ShawCor Class A                                         69,426
          2,470   Yamana Gold                                             11,436
                                                                 ---------------
                                                                       1,197,050
                  OTHER ENERGY - 5.1%
          7,300   Dresser-Rand Group (1)                                 163,520
          5,100   Exterran Holdings (1)                                  114,291
          1,500   FMC Technologies (1)                                    52,485
          3,200   Forest Oil (1)                                          93,472
         19,200   Galleon Energy Class A (1)                             102,098
          3,600   Plains Exploration & Production (1)                    101,520
                                                                 ---------------
                                                                         627,386
                  PRODUCER DURABLES - 3.3%
          2,100   Curtiss-Wright                                          77,490
          5,400   Dover                                                  171,558
          6,750   IDEX                                                   156,465
                                                                 ---------------
                                                                         405,513
                  TECHNOLOGY - 16.6%
          3,500   Adtran                                                  53,200
         18,000   Amdocs (1)                                             406,080
         21,900   Brocade Communications Systems (1)                      82,563
          6,500   Citrix Systems (1)                                     167,505
          7,700   Compuware (1)                                           49,126
         10,200   Emulex (1)                                              96,900
          6,300   F5 Networks (1)                                        156,366
         12,200   Integrated Device Technology (1)                        77,592
          6,600   Intersil Class A                                        90,354
         14,200   Macrovision Solutions (1)                              157,336
          5,000   Microchip Technology                                   123,150
          8,200   NetApp (1)                                             110,946
          6,400   Parametric Technology (1)                               83,136
          4,500   QLogic (1)                                              54,090
         11,500   SAIC (1)                                               212,405
         15,300   Skyworks Solutions (1)                                 109,089
                                                                 ---------------
                                                                       2,029,838

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  UTILITIES - 8.1%
          5,800   Constellation Energy Group                             140,418
          6,900   NeuStar (1)                                            135,930
          4,200   NII Holdings (1)                                       108,192
          8,100   Northeast Utilities                                    182,736
          9,200   Portland General Electric                              188,784
         10,600   Sierra Pacific Resources                                87,874
         11,600   tw telecom (1)                                          82,128
          1,800   US Cellular (1)                                         68,958
                                                                 ---------------
                                                                         995,020
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $12,883,466)                               10,473,657
                                                                 ---------------
                  INVESTMENT COMPANIES - 4.9%
          3,800   iShares Russell 2000 Index Fund                        203,224
          6,100   iShares Russell Midcap Index Fund                      394,182
                                                                 ---------------
                  TOTAL INVESTMENT COMPANIES
                     (Cost $610,412)                                     597,406
                                                                 ---------------

   Principal
    Amount $
---------------
                  SHORT-TERM INVESTMENT - 14.0%
      1,706,213   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $1,706,213)                                 1,706,213
                                                                 ---------------
                  TOTAL INVESTMENTS - 104.5%
                     (Cost $15,200,091)                               12,777,276
                                                                 ---------------
                  OTHER ASSETS LESS LIABILITIES - (4.5)%                (548,529)
                                                                 ---------------
                  NET ASSETS - 100.0%                            $    12,228,747
                                                                 ===============

(1)  Denotes non-income producing security.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  COMMON STOCK - 89.6%
                  BERMUDA - 1.0%
         58,035   Accenture Class A                                    1,918,057
         25,961   ACE                                                  1,489,123
          8,367   Axis Capital Holdings                                  238,292
         32,944   Nabors Industries (1)                                  473,735
          2,600   PartnerRe                                              175,994
          5,890   Platinum Underwriters Holdings                         186,948
          9,000   RenaissanceRe Holdings                                 413,100
                                                                 ---------------
                  Total Bermuda                                        4,895,249
                                                                 ---------------
                  CANADA - 6.2%
         31,300   AGF Management Class B                                 343,492
         18,600   Agrium                                                 710,190
         12,200   Bank of Montreal                                       434,042
         38,173   Bank of Nova Scotia                                  1,268,750
         32,721   Barrick Gold                                           745,775
         40,287   BCE                                                  1,167,097
          5,550   Bell Aliant Regional
                     Communications Income
                     Fund (1)(2)(3)(4)                                   110,201
         39,427   Canadian National Railway                            1,705,938
         26,427   Canadian Natural Resources                           1,329,218
         10,700   Davis & Henderson Income Fund                          132,732
         41,283   EnCana                                               2,090,438
         42,600   Energy Savings Income Fund (1)                         429,805
         48,654   Gerdau Ameristeel                                      269,543
         36,300   Goldcorp                                               676,647
         18,800   Harry Winston Diamond                                  182,683
         26,200   Husky Energy                                           784,353
          7,900   IGM Financial                                          238,071
         90,752   Manulife Financial                                   1,810,237
         17,400   Methanex                                               196,995
         13,800   Nexen                                                  218,435
         22,739   Penn West Energy Trust                                 404,119
          2,996   Penn West Energy Trust
                     (United States)                                      53,509
         21,300   Petro-Canada                                           530,915
         19,594   Power Corp. of Canada                                  424,548
         27,600   Power Financial                                        688,631
         31,454   Research In Motion (1)                               1,587,267
         51,000   Rogers Communications Class B                        1,475,761
         59,986   Royal Bank of Canada                                 2,323,639
         26,000   Saputo                                                 541,846
         72,058   Shaw Communications Class B                          1,257,976
          5,900   Shoppers Drug Mart                                     226,398
         63,400   Suncor Energy                                        1,517,888
          2,079   Teck Cominco Class B                                    20,632
         41,130   Teck Cominco (United States)
                     Class B                                             403,485
         49,438   Toronto-Dominion Bank                                2,327,168
         45,700   TransCanada                                          1,376,442
         11,500   Vermilion Energy Trust                                 284,362
                                                                 ---------------
                  Total Canada                                        30,289,228
                                                                 ---------------

    Shares                                                           Value $
---------------                                                  ---------------
                  CAYMAN ISLANDS - 0.2%
         16,600   Garmin                                                 372,670
         58,611   Seagate Technology                                     396,796
                                                                 ---------------
                  Total Cayman Islands                                   769,466
                                                                 ---------------
                  UNITED STATES - 82.2%
                  APPAREL & ACCESSORY STORES - 0.9%
         89,000   Gap                                                  1,151,660
         43,762   Kohl's (1)                                           1,537,359
         47,400   Limited Brands                                         567,852
         23,900   Nordstrom                                              432,351
         22,700   Ross Stores                                            742,063
                                                                 ---------------
                                                                       4,431,285
                  APPAREL & OTHER FINISHED PRODUCTS - 0.3%
          6,900   Phillips-Van Heusen                                    169,119
          5,300   Polo Ralph Lauren                                      250,001
         18,566   VF                                                   1,022,987
                                                                 ---------------
                                                                       1,442,107
                  AUTOMOTIVE DEALERS & GASOLINE SERVICE
                  STATIONS - 0.3%
         13,100   Advance Auto Parts                                     408,720
          6,421   Autozone (1)                                           817,329
                                                                 ---------------
                                                                       1,226,049
                  BUILDING CONSTRUCTION GENERAL
                  CONTRACTORS - 0.0%
            400   NVR (1)                                                196,084
                                                                 ---------------
                  BUILDING MATERIALS, HARDWARE,
                  GARDEN SUPPLY & MOBILE HOME
                  DEALERS - 0.8%
        119,900   Home Depot                                           2,828,441
          6,900   Lowe's                                                 149,730
         13,472   Sherwin-Williams                                       766,691
                                                                 ---------------
                                                                       3,744,862
                  BUSINESS SERVICES - 5.7%
         51,400   Activision Blizzard (1)                                640,444
         21,700   Adobe Systems (1)                                      578,088
         16,826   Affiliated Computer Services Class A (1)               689,866
         10,500   Arbitron                                               342,090
         52,094   Automatic Data Processing                            1,820,685
         13,100   Cadence Design Systems (1)                              53,317
         33,300   Check Point Software Technologies (1)                  673,326
         21,200   Computer Sciences (1)                                  639,392
         21,600   Convergys (1)                                          166,104
         14,900   CSG Systems International (1)                          247,787
         35,200   Earthlink (1)                                          242,880
         20,900   Fair Isaac                                             325,831
         26,400   Fidelity National Information Services                 398,376

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2008

    Shares                                                           Value $
---------------                                                  ---------------
          6,602   Google Class A (1)                                   2,372,495
         12,100   Heartland Payment Systems                              210,661
         27,800   infoGROUP                                              123,988
         13,200   Lender Processing Services                             304,524
         10,000   Manpower                                               311,300
          3,381   Mastercard Class A                                     499,779
        398,934   Microsoft                                            8,908,196
          3,700   MicroStrategy Class A (1)                              145,669
         33,966   Omnicom Group                                        1,003,356
        244,906   Oracle (1)                                           4,479,331
         16,900   Robert Half International                              318,903
          2,400   Sohu.com (1)                                           131,856
          8,400   Sybase (1)                                             223,692
         58,800   Symantec (1)                                           739,704
         40,700   Total System Services                                  559,218
         15,920   United Online                                          117,808
         38,000   Western Union                                          579,880
                                                                 ---------------
                                                                      27,848,546
                  CHEMICALS & ALLIED PRODUCTS - 11.0%
         85,143   Abbott Laboratories                                  4,695,636
         59,813   Amgen (1)                                            3,582,201
         26,600   Bristol-Myers Squibb                                   546,630
          3,200   CF Industries Holdings                                 205,408
         21,700   Clorox                                               1,319,577
          4,200   Colgate-Palmolive                                      263,592
         61,600   Dow Chemical                                         1,642,872
         55,500   EI Du Pont de Nemours                                1,776,000
         60,773   Eli Lilly                                            2,055,343
         15,500   Estee Lauder Class A                                   558,620
         34,183   Genentech (1)                                        2,835,138
         16,100   Genzyme (1)                                          1,173,368
         46,146   Gilead Sciences (1)                                  2,115,794
        136,741   Johnson & Johnson                                    8,387,693
         56,000   King Pharmaceuticals (1)                               492,240
          6,700   Lubrizol                                               251,786
         72,928   Merck                                                2,257,122
          9,220   Monsanto                                               820,396
        278,251   Pfizer                                               4,927,825
        145,067   Procter & Gamble                                     9,362,624
         12,300   Sepracor (1)                                           163,836
          9,500   Terra Industries                                       208,905
          8,700   USANA Health Sciences (1)                              330,078
         28,600   Viropharma (1)                                         358,644
        108,178   Wyeth                                                3,481,168
                                                                 ---------------
                                                                      53,812,496
                  COAL MINING - 0.0%
          4,800   Natural Resource Partners LP                           112,896
                                                                 ---------------
                  COMMUNICATIONS - 3.5%
        279,023   AT&T                                                 7,469,446
          9,100   Atlantic Tele-Network                                  221,403
         16,396   CenturyTel                                             411,704

    Shares                                                           Value $
---------------                                                  ---------------
         36,170   Comcast Class A                                        570,039
         55,206   DIRECTV Group (1)                                    1,208,459
         27,000   Embarq                                                 810,000
         88,000   Frontier Communications                                669,680
         14,400   NII Holdings (1)                                       370,944
         10,100   NTELOS Holdings                                        262,600
        138,531   Verizon Communications                               4,110,215
         53,896   Viacom Class B (1)                                   1,089,777
                                                                 ---------------
                                                                      17,194,267
                  DEPOSITORY INSTITUTIONS - 7.2%
          6,100   Associated Banc-Corp                                   134,566
        249,738   Bank of America                                      6,036,167
         25,743   Bank of New York Mellon                                839,222
         42,244   BB&T                                                 1,514,447
         32,697   Capital One Financial                                1,279,107
        226,001   Citigroup                                            3,084,914
         10,200   City Bank                                              105,060
          4,900   City Holding                                           205,016
          7,100   Comerica                                               195,889
        160,138   JPMorgan Chase                                       6,605,693
          5,100   M&T Bank                                               413,610
          4,400   Midwest Banc Holdings                                   13,244
         14,000   Northern Trust                                         788,340
         11,600   Pacific Capital Bancorp                                227,824
          6,500   PacWest Bancorp                                        162,435
          8,000   PNC Financial Services Group                           533,360
         30,100   Regions Financial                                      333,809
         39,100   State Street                                         1,694,985
         20,900   Sterling Bancshares                                    166,364
         33,200   SunTrust Banks                                       1,332,648
         45,500   Synovus Financial                                      470,015
         20,800   TCF Financial                                          368,992
          6,600   Trustmark                                              135,432
         96,427   U.S. Bancorp                                         2,874,489
        142,890   Wells Fargo                                          4,865,404
         11,400   Whitney Holding                                        216,600
          8,800   Zions Bancorporation                                   335,368
                                                                 ---------------
                                                                      34,933,000
                  EATING & DRINKING PLACES - 0.9%
         26,700   Brinker International                                  248,310
         24,900   CKE Restaurants                                        211,401
          8,500   Darden Restaurants                                     188,445
         41,475   McDonald's                                           2,402,647
         40,753   Yum! Brands                                          1,182,244
                                                                 ---------------
                                                                       4,233,047
                  ELECTRIC, GAS & SANITARY SERVICES - 2.0%
         17,572   American Electric Power                                573,374
         38,800   Centerpoint Energy                                     446,976
         26,100   Cleco                                                  600,561
         47,660   Dominion Resources                                   1,729,105
         14,300   Edison International                                   508,937
         70,900   El Paso                                                687,730

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2008

    Shares                                                           Value $
---------------                                                  ---------------
         15,500   PG&E                                                   568,385
          4,400   Pinnacle West Capital                                  139,260
         52,822   Republic Services                                    1,251,882
         29,000   SCANA                                                  954,390
         33,500   Southern                                             1,150,390
          8,700   Southern Union                                         149,814
         50,000   TECO Energy                                            577,000
         15,500   Williams                                               325,035
                                                                 ---------------
                                                                       9,662,839
                  ELECTRONIC & OTHER ELECTRICAL
                  EQUIPMENT - 5.9%
         25,500   Amphenol Class A                                       730,575
         24,800   Analog Devices                                         529,728
          5,500   Ceradyne (1)                                           129,250
        178,186   Cisco Systems (1)                                    3,166,365
         14,400   Cooper Industries Class A                              445,680
         16,800   Diodes (1)                                             165,984
         56,464   Emerson Electric                                     1,848,067
        477,684   General Electric                                     9,319,615
         15,200   Harris                                                 546,440
        276,450   Intel                                                4,423,200
          9,200   L-3 Communications Holdings                            746,764
         16,486   Maxim Integrated Products                              224,210
         34,300   Micrel                                                 252,105
         46,721   National Semiconductor                                 615,315
         25,100   Nvidia (1)                                             219,876
         17,800   Plexus (1)                                             332,148
         77,391   Qualcomm                                             2,960,980
         83,386   Texas Instruments                                    1,631,030
         17,900   Xilinx                                                 329,718
                                                                 ---------------
                                                                      28,617,050
                  FABRICATED METAL PRODUCTS - 0.4%
          6,500   Ball                                                   222,300
         47,692   Illinois Tool Works                                  1,592,436
                                                                 ---------------
                                                                       1,814,736
                  FOOD & KINDRED PRODUCTS - 3.2%
        100,886   Coca-Cola                                            4,445,037
         18,100   Flowers Foods                                          536,665
         18,100   General Mills                                        1,226,094
         22,500   HJ Heinz                                               985,950
         13,300   Hormel Foods                                           375,858
         13,900   J&J Snack Foods                                        435,904
         27,800   Kellogg                                              1,401,676
         36,200   Kraft Foods Class A                                  1,054,868
          5,100   McCormick                                              171,666
         20,900   Pepsi Bottling Group                                   483,208
         82,283   PepsiCo                                              4,690,954
                                                                 ---------------
                                                                      15,807,880
                  FORESTRY - 0.2%
         31,485   Plum Creek Timber REIT                               1,173,761
                                                                 ---------------

    Shares                                                           Value $
---------------                                                  ---------------
                  GENERAL MERCHANDISE STORES - 2.8%
         21,400   Costco Wholesale                                     1,220,014
         20,100   Family Dollar Stores                                   540,891
         56,777   Target                                               2,277,893
         53,520   TJX                                                  1,432,195
        149,300   Wal-Mart Stores                                      8,332,433
                                                                 ---------------
                                                                      13,803,426
                  HEALTH SERVICES - 0.5%
         16,800   DaVita (1)                                             953,400
         11,100   Express Scripts (1)                                    672,771
         13,600   Laboratory Corp. of America Holdings (1)               836,264
          4,600   Pediatrix Medical Group (1)                            177,790
                                                                 ---------------
                                                                       2,640,225
                  HOLDING & OTHER INVESTMENT OFFICES - 2.1%
         13,552   Anthracite Capital REIT                                 58,816
          3,700   AvalonBay Communities REIT                             262,774
             36   Berkshire Hathaway Class A (1)                       4,157,640
            360   Berkshire Hathaway Class B (1)                       1,382,400
          5,700   Boston Properties REIT                                 404,016
            874   Brookfield Infrastructure Partners LP                   13,110
         23,200   Capstead Mortgage REIT                                 233,160
         16,500   Gramercy Capital REIT                                   43,890
         24,516   Host Hotels & Resorts REIT                             253,495
         31,400   Kimco Realty REIT                                      709,012
          4,500   Liberty Property Trust REIT                            107,325
          7,900   National Health Investors REIT                         236,526
         20,300   Prologis REIT                                          284,200
          6,000   Public Storage REIT                                    489,000
         11,909   Simon Property Group REIT                              798,260
          6,200   Tanger Factory Outlet Centers REIT                     224,254
          5,000   Ventas REIT                                            180,300
          7,200   Vornado Realty Trust REIT                              507,960
          5,010   Winthrop Realty Trust REIT                              12,826
                                                                 ---------------
                                                                      10,358,964
                  HOME FURNITURE, FURNISHINGS &
                  EQUIPMENT STORES - 0.5%
         20,300   Bed Bath & Beyond (1)                                  523,131
         53,318   Best Buy                                             1,429,456
         36,300   Williams-Sonoma                                        300,564
                                                                 ---------------
                                                                       2,253,151
                  HOTELS, ROOMING HOUSES,
                  CAMPS & OTHER LODGING - 0.1%
         12,100   Vail Resorts (1)                                       402,446
                                                                 ---------------


The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2008

    Shares                                                           Value $
---------------                                                  ---------------
                  INDUSTRIAL & COMMERCIAL
                  MACHINERY/COMPUTER
                  EQUIPMENT - 5.9%
         25,725   3M                                                   1,654,117
          3,500   AAON                                                    57,715
         33,742   Apple (1)                                            3,630,302
        136,001   Applied Materials                                    1,755,773
          2,900   Black & Decker                                         146,798
         10,400   Cameron International (1)                              252,304
         29,397   Caterpillar                                          1,122,083
         12,400   Cummins                                                320,540
          9,500   Cymer (1)                                              232,465
         19,137   Deere                                                  737,923
        106,602   Dell (1)                                             1,295,214
         11,700   Dover                                                  371,709
          4,600   Eaton                                                  205,160
          4,800   Flowserve                                              273,216
         15,300   Gardner Denver (1)                                     391,986
         18,300   Graco                                                  452,559
        131,114   Hewlett-Packard                                      5,019,044
         69,118   International Business Machines                      6,425,900
         35,700   International Game Technology                          499,800
          5,800   Joy Global                                             168,084
          6,900   Lam Research (1)                                       154,284
         23,777   Lexmark International Class A (1)                      614,160
         14,800   Rockwell Automation                                    409,516
         12,220   Smith International                                    421,346
         12,200   Stanley Works                                          399,428
         24,500   Varian Medical Systems (1)                           1,114,995
         32,639   Western Digital (1)                                    538,544
                                                                 ---------------
                                                                      28,664,965
                  INSURANCE CARRIERS - 3.4%
         32,481   Aetna                                                  807,802
          3,033   Aflac                                                  134,301
         43,238   Allstate                                             1,141,051
         24,200   American Financial Group                               550,066
         91,723   American International Group                           175,191
          5,000   Amerisafe (1)                                           86,200
         28,685   Assurant                                               730,894
         17,400   Catalyst Health Solutions (1)                          293,538
         21,479   Chubb                                                1,113,042
          7,400   Cincinnati Financial                                   192,326
         10,100   CNA Surety (1)                                         139,885
         25,200   Delphi Financial Group Class A                         396,900
         32,400   Hartford Financial Services Group                      334,368
         16,929   HCC Insurance Holdings                                 373,454
         23,193   Lincoln National                                       399,847
         16,800   Meadowbrook Insurance Group                             88,536
         42,200   MetLife                                              1,401,884
         21,200   Principal Financial Group                              402,588
         29,500   Prudential Financial                                   885,000
          5,900   RLI                                                    338,601
          5,600   Safety Insurance Group                                 212,744
         10,720   Selective Insurance Group                              254,600

    Shares                                                           Value $
---------------                                                  ---------------
         13,300   Torchmark                                              555,541
         27,619   Travelers                                            1,175,188
         81,712   UnitedHealth Group                                   1,939,026
         60,000   Unum Group                                             945,000
         34,672   WellPoint (1)                                        1,347,701
          8,085   WR Berkley                                             212,393
                                                                 ---------------
                                                                      16,627,667
                  MEASURING, ANALYZING & CONTROLLING
                  INSTRUMENTS - 2.6%
         15,817   Agilent Technologies (1)                               350,979
         12,900   Alcon (1)                                            1,136,748
         43,321   Baxter International                                 2,620,487
          5,400   Becton Dickinson                                       374,760
          1,900   Intuitive Surgical (1)                                 328,301
         71,847   Medtronic                                            2,897,589
          9,800   MTS Systems                                            318,304
          8,872   Rockwell Collins                                       330,305
          5,100   Roper Industries                                       231,285
         38,939   St. Jude Medical (1)                                 1,480,850
         21,800   Stryker                                              1,165,428
         12,400   Waters (1)                                             543,120
         19,753   Zimmer Holdings (1)                                    917,132
                                                                 ---------------
                                                                      12,695,288
                  METAL MINING - 0.2%
         21,066   Freeport-McMoRan Copper
                     & Gold                                              613,021
         20,500   Newmont Mining                                         539,970
                                                                 ---------------
                                                                       1,152,991
                  MISCELLANEOUS MANUFACTURING
                  INDUSTRIES - 0.2%
         13,145   Hasbro                                                 382,125
         29,000   Mattel                                                 435,580
                                                                 ---------------
                                                                         817,705
                  MISCELLANEOUS RETAIL - 1.3%
         12,397   Amazon.com (1)                                         709,605
         68,028   CVS/Caremark                                         2,085,058
         26,400   PetSmart                                               519,816
         19,100   Tiffany                                                524,295
         84,159   Walgreen                                             2,142,688
         17,600   World Fuel Services                                    377,168
                                                                 ---------------
                                                                       6,358,630
                  MOTION PICTURES - 0.6%
        178,584   Time Warner                                          1,801,913
         34,840   Walt Disney                                            902,356
                                                                 ---------------
                                                                       2,704,269
                  MOTOR FREIGHT TRANSPORTATION &
                  WAREHOUSING - 0.3%
          6,100   Forward Air                                            159,637
         20,737   JB Hunt Transport Services                             589,553
         11,500   United Parcel Service Class B                          606,970
                                                                 ---------------
                                                                       1,356,160

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  NON-DEPOSITORY CREDIT
                  INSTITUTIONS - 0.6%
         24,100   Advanta Class B                                        108,932
         52,800   American Express                                     1,452,000
          7,600   Asta Funding                                            25,840
        106,400   Discover Financial Services                          1,303,400
                                                                 ---------------
                                                                       2,890,172
                  OIL & GAS EXTRACTION - 3.9%
         22,184   Anadarko Petroleum                                     783,095
         15,873   Apache                                               1,306,824
         26,000   Baker Hughes                                           908,700
         13,986   BJ Services                                            179,720
         23,500   Chesapeake Energy                                      516,295
         10,000   Cimarex Energy                                         404,600
         32,553   Devon Energy                                         2,632,236
          4,600   Diamond Offshore Drilling                              408,480
         19,400   ENSCO International                                    737,394
         62,000   Halliburton                                          1,226,980
          9,500   Helmerich & Payne                                      325,945
         21,800   Noble                                                  702,178
         13,211   Noble Energy                                           684,594
         47,982   Occidental Petroleum                                 2,664,920
         13,164   Patterson-UTI Energy                                   174,686
          7,800   Rowan                                                  141,492
         22,504   Schlumberger                                         1,162,332
         16,500   St. Mary Land & Exploration                            410,685
         15,197   Transocean                                           1,251,169
          7,300   Ultra Petroleum (1)                                    339,815
         40,162   Weatherford International (1)                          677,935
         37,550   XTO Energy                                           1,349,922
                                                                 ---------------
                                                                      18,989,997
                  PAPER & ALLIED PRODUCTS - 0.0%
          4,800   Bemis                                                  119,232
                                                                 ---------------
                  PERSONAL SERVICES - 0.1%
         12,900   Cintas                                                 305,730
                                                                 ---------------
                  PETROLEUM REFINING - 6.2%
         97,145   Chevron                                              7,247,017
         73,404   ConocoPhillips                                       3,818,476
        227,898   Exxon Mobil                                         16,891,800
         12,773   Hess                                                   769,062
         14,400   Murphy Oil                                             729,216
         23,984   Valero Energy                                          493,591
                                                                 ---------------
                                                                      29,949,162
                  PRIMARY METAL INDUSTRIES - 0.8%
         38,500   Alcoa                                                  443,135
         24,300   Allegheny Technologies                                 644,922
        104,491   Corning                                              1,131,637
         26,600   Nucor                                                1,077,566
         28,100   Steel Dynamics                                         334,952
          8,200   United States Steel                                    302,416
                                                                 ---------------
                                                                       3,934,628

     Shares                                                          Value $
---------------                                                  ---------------
                  PRINTING, PUBLISHING & ALLIED
                  INDUSTRIES - 0.4%
         11,600   John Wiley & Sons Class A                              403,448
         46,212   McGraw-Hill                                          1,240,330
         21,400   News Class A                                           227,696
                                                                 ---------------
                                                                       1,871,474
                  RAILROAD TRANSPORTATION - 0.8%
         23,580   Burlington Northern Santa Fe                         2,100,035
         19,400   CSX                                                    886,968
         18,200   Norfolk Southern                                     1,090,908
                                                                 ---------------
                                                                       4,077,911
                  SECURITY & COMMODITY BROKERS,
                  DEALERS, EXCHANGES & SERVICES - 1.8%
          2,800   BlackRock                                              367,752
         39,700   Broadridge Financial Solutions                         480,370
         76,800   Charles Schwab                                       1,468,416
         14,200   Cohen & Steers                                         258,014
         15,300   Franklin Resources                                   1,040,400
         20,345   Goldman Sachs Group                                  1,881,912
          5,300   Greenhill                                              349,641
         29,800   Merrill Lynch                                          553,982
         36,300   Morgan Stanley                                         634,161
          6,000   Nasdaq OMX Group (1)                                   194,760
         10,900   Raymond James Financial                                253,861
         20,209   T Rowe Price Group                                     799,064
         40,534   TD Ameritrade Holding (1)                              538,697
                                                                 ---------------
                                                                       8,821,030
                  TOBACCO PRODUCTS - 1.3%
         62,065   Altria Group                                         1,191,027
         99,959   Philip Morris International                          4,345,218
         14,400   Reynolds American                                      705,024
                                                                 ---------------
                                                                       6,241,269
                  TRANSPORTATION EQUIPMENT - 1.9%
         18,600   Boeing                                                 972,222
         22,100   General Dynamics                                     1,333,072
         10,600   Goodrich                                               387,536
         24,437   Harley-Davidson                                        598,218
          9,500   Harsco                                                 224,865
         34,665   Honeywell International                              1,055,549
         30,047   Lockheed Martin                                      2,555,497
          6,400   Polaris Industries                                     215,488
         19,900   Trinity Industries                                     335,912
         29,977   United Technologies                                  1,647,536
          3,200   WABCO Holdings                                          58,784
                                                                 ---------------
                                                                       9,384,679
                  TRANSPORTATION SERVICES - 0.2%
         10,600   Ambassadors Group                                      110,664
         13,028   CH Robinson Worldwide                                  674,590
                                                                 ---------------
                                                                         785,254
                  WATER TRANSPORTATION - 0.0%
          4,700   Overseas Shipholding Group                             176,626
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  WHOLESALE TRADE NON-DURABLE
                  GOODS - 0.9%
         12,952   AmerisourceBergen                                      405,009
          7,200   Endo Pharmaceuticals Holdings (1)                      133,200
         24,900   McKesson                                               916,071
         24,388   Nike Class B                                         1,405,480
         59,600   SYSCO                                                1,561,520
                                                                 ---------------
                                                                       4,421,280
                  WHOLESALE TRADE-DURABLE
                  GOODS - 0.5%
          8,582   Anixter International (1)                              288,441
         23,700   Fastenal                                               954,162
         17,000   Ingram Micro Class A (1)                               226,610
         15,500   Pool                                                   269,855
         10,200   WW Grainger                                            801,414
                                                                 ---------------
                                                                       2,540,482
                                                                 ---------------
                  Total United States                                400,595,718
                                                                 ---------------
                  TOTAL COMMON STOCK
                     (Cost $559,037,629)                             436,549,661
                                                                 ---------------
                  RIGHT - 0.0%
                  UNITED STATES - 0.0%
          9,200   Fresenius Kabi Pharmaceuticals
                     Expires 06/11 (1)
                     (Cost $9,200)                                        10,580
                                                                 ---------------

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
                  SHORT-TERM INVESTMENT - 9.0%
     43,749,841   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $43,749,841)                               43,749,841
                                                                 ---------------
                  TOTAL INVESTMENTS - 98.6%
                     (Cost $602,796,670)                             480,310,082
                                                                 ---------------
                  OTHER ASSETS LESS
                     LIABILITIES - 1.4%                                6,723,366
                                                                 ---------------
                  NET ASSETS - 100.0%                            $   487,033,448
                                                                 ===============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On October 31, 2008 the value of these securities amounted to $110,201, representing less than 0.1% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions. On October 31, 2008, the value of this security amounted to $110,201, representing less than 0.1% of the net assets of the Fund.

CAD - Canadian Dollar

LP - Limited Partnership

REIT - Real Estate Investment Trust

USD - United States Dollar

FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of October 31, 2008:

                  NUMBER                                    NET
                    OF                    EXPIRATION    UNREALIZED
                CONTRACTS      VALUE         DATE      DEPRECIATION
                ---------   -----------   ----------   ------------
LONG:
   S&P 500 Index   189      $45,704,925     Dec-08      $(6,229,374)
                                                        ===========

FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund had the following forward foreign currency contracts outstanding as of October 31, 2008:

                                                         NET UNREALIZED
SETTLEMENT                                                APPRECIATION
DATE         CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
----------   -------------------   -------------------   --------------
11/25/08        CAD 21,117,040        USD 20,113,429      $ 2,650,626
11/25/08        USD 21,277,702        CAD 22,928,882       (2,316,591)
                                                          -----------
                                                          $   334,035
                                                          ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
                  U.S. GOVERNMENT MORTGAGE-
                  BACKED OBLIGATIONS - 46.3%
                  FHLMC Gold
        354,609      6.500%, 07/01/32                                    361,834
         27,215      6.000%, 12/01/28                                     27,391
        609,030      5.000%, 07/01/33                                    577,716
      2,038,981      5.000%, 08/01/33                                  1,934,143
        267,301      4.500%, 03/01/19                                    255,290
             50   FHLMC IO (1)
                     626.687%, 01/15/22                                      921
                  FHLMC
      1,928,026      5.500%, 04/01/38                                  1,881,312
      1,914,156      5.000%, 11/01/36                                  1,813,344
      1,550,000   FNMA TBA
                     5.500%, 11/25/38                                  1,514,156
                  FNMA
        123,404      7.500%, 12/01/29                                    129,910
          4,006      7.000%, 12/01/10                                      4,022
        182,311      6.000%, 12/01/28                                    183,669
        288,328      6.000%, 10/01/29                                    290,115
      4,998,828      6.000%, 09/01/38                                  4,998,568
        279,742      5.500%, 10/01/32                                    274,132
        321,819      5.500%, 01/01/33                                    315,366
      2,610,262      5.500%, 07/01/33                                  2,556,289
      3,279,881      5.500%, 12/01/35                                  3,210,013
      4,023,471      5.000%, 06/01/35                                  3,817,855
      3,559,974      5.000%, 11/01/35                                  3,375,819
        668,042      4.500%, 10/01/33                                    608,071
                  GNMA
         27,488      8.000%, 11/15/17                                     29,036
         17,442      8.000%, 06/15/26                                     18,674
        136,887      7.000%, 09/15/23                                    141,426
      3,300,799      6.000%, 09/20/37                                  3,301,798
        469,727      5.500%, 01/15/34                                    461,617
        228,619      5.500%, 09/20/34                                    224,643
      1,048,792      5.500%, 10/15/34                                  1,030,509
        619,699      5.500%, 01/15/35                                    608,709
                                                                 ---------------
                  TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
                     OBLIGATIONS
                     (Cost $34,706,273)                               33,946,348
                                                                 ---------------
                  U.S. GOVERNMENT AGENCY
                  OBLIGATIONS - 14.2%
      1,355,000   FHLB
                     3.625%, 10/18/13                                  1,308,434
      8,985,000   FHLMC
                     3.125%, 10/25/10                                  9,009,547
        125,000   FNMA
                     4.250%, 05/15/09                                    126,015
                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                     (Cost $10,450,799)                               10,443,996
                                                                 ---------------

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
                  CORPORATE
                  OBLIGATIONS (6) - 13.5%
        225,000   Abbott Laboratories
                     5.600%, 11/30/17                                    207,576
        120,000   AES
                     8.000%, 10/15/17                                     93,000
        280,000   Aetna
                     6.500%, 09/15/18                                    240,433
        320,000   Agrium
                     6.750%, 01/15/19                                    289,162
        170,000   Airgas (2)
                     7.125%, 10/01/18                                    140,675
        225,000   American International Group
                     4.250%, 05/15/13                                     84,120
        425,000   Apache
                     6.900%, 09/15/18                                    403,046
        165,000   Assured Guaranty, Series A (3)
                     6.400%, 12/15/66                                     41,250
        250,000   Bank of America
                     6.100%, 06/15/17                                    218,878
        205,000   Barclays Bank
                     5.450%, 09/12/12                                    197,715
        120,000   Chesapeake Energy
                     6.500%, 08/15/17                                     88,950
        195,000   Chubb
                     6.500%, 05/15/38                                    149,094
        465,000   Comcast
                     6.400%, 05/15/38                                    356,645
        275,000   CVS/Caremark
                     5.750%, 06/01/17                                    222,293
        125,000   Frontier Communications
                     6.250%, 01/15/13                                    104,063
         60,000   FTI Consulting
                     7.625%, 06/15/13                                     57,450
        115,000   GameStop
                     8.000%, 10/01/12                                    107,237
        175,000   General Electric Capital
                     6.150%, 08/07/37                                    129,039
                  HSBC Holdings
        280,000      6.800%, 06/01/38                                    231,711
        135,000      6.500%, 09/15/37                                    106,448
        275,000   ING Bank (2)
                     5.125%, 05/01/15                                    265,398
        250,000   JPMorgan Chase Bank
                     5.875%, 06/13/16                                    226,689
        360,000   JPMorgan Chase
                     4.750%, 05/01/13                                    333,955
        285,000   Kimberly-Clark
                     7.500%, 11/01/18                                    287,165

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

OCTOBER 31, 2008

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
        240,000   Kraft Foods
                     6.125%, 08/23/18                                    204,537
        250,000   Merrill Lynch
                     6.875%, 04/25/18                                    222,418
        505,000   Midamerican Energy Holdings
                     5.750%, 04/01/18                                    423,231
        125,000   Nevada Power, Series L
                     5.875%, 01/15/15                                    108,789
        245,000   ONEOK Partners LP
                     6.150%, 10/01/16                                    198,203
        150,000   Pemex Project Funding Master Trust (2)
                     5.750%, 03/01/18                                    117,750
                  PepsiCo
        250,000      7.900%, 11/01/18                                    264,211
        170,000      5.000%, 06/01/18                                    147,131
        190,000   Philip Morris International
                     6.375%, 05/16/38                                    151,038
        250,000   PNC Bank
                     6.875%, 04/01/18                                    230,867
        165,000   Qwest
                     7.625%, 06/15/15                                    127,050
        215,000   Rogers Communications
                     6.800%, 08/15/18                                    188,453
        475,000   Schering-Plough
                     6.000%, 09/15/17                                    417,981
        120,000   Sprint Capital
                     8.375%, 03/15/12                                     96,666
        140,000   SPX (2)
                     7.625%, 12/15/14                                    117,775
        160,000   Telecom Italia Capital
                     7.721%, 06/04/38                                    109,114
        305,000   Time Warner Cable
                     5.850%, 05/01/17                                    250,257
        485,000   Union Pacific
                     7.875%, 01/15/19                                    480,866
                  Verizon Communications
        115,000      8.950%, 03/01/39                                    117,013
        260,000      5.250%, 04/15/13                                    239,204
        325,000   Viacom
                     6.750%, 10/05/37                                    216,313
        485,000   Wells Fargo
                     5.625%, 12/11/17                                    428,596
        185,000   Windstream
                     7.000%, 03/15/19                                    113,775
        455,000   XTO Energy
                     6.500%, 12/15/18                                    381,689
                                                                 ---------------
                  TOTAL CORPORATE OBLIGATIONS
                     (Cost $11,340,880)                                9,934,919
                                                                 ---------------

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
                  U.S. TREASURY OBLIGATIONS (6) - 9.1%
                  U.S. Treasury Bonds
      1,560,000      6.250%, 08/15/23                                  1,785,956
      1,405,000      4.500%, 05/15/38                                  1,436,503
                  U.S. Treasury Notes
      1,425,000      4.500%, 11/30/11                                  1,539,335
        350,000      2.750%, 10/31/13                                    348,934
      1,565,000      2.375%, 08/31/10                                  1,589,453
                                                                 ---------------
                  TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost $6,722,723)                                 6,700,181
                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 7.2%
      1,410,000   Merrill Lynch Mortgage Trust,
                     Series 2002-MW1, Class A4
                     5.619%, 07/12/34                                  1,304,886
      1,330,000   Merrill Lynch Mortgage Trust,
                     Series 2004-BPC1, Class A3 (3)
                     4.467%, 10/12/41                                  1,206,376
      1,255,000   Morgan Stanley Capital I,
                     Series 2003-T11, Class A3
                     4.850%, 06/13/41                                  1,188,737
      1,780,000   Wachovia Bank Commercial Mortgage
                     Trust, Series 2005-C19, Class A5
                     4.661%, 05/15/44                                  1,562,927
                                                                 ---------------
                  TOTAL COMMERCIAL
                  MORTGAGE-BACKED OBLIGATIONS
                     (Cost $5,641,345)                                 5,262,926
                                                                 ---------------
                  COMMERCIAL PAPER (4) - 4.8%
      3,500,000   Barclays Capital
                     2.648%, 11/26/08                                  3,493,608
                                                                 ---------------
                  TOTAL COMMERCIAL PAPER
                     (Cost $3,493,608)                                 3,493,608
                                                                 ---------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS - 3.6%
        217,721   Citigroup Mortgage Loan Trust,
                     Series 2003-1, Class WA2
                     6.500%, 06/25/31                                    203,607
        373,368   Citigroup Mortgage Loan Trust,
                     Series 2003-UP3 Class A2
                     7.000%, 09/25/33                                    356,322
      1,744,763   Countrywide Alternative Loan Trust,
                     Series 2007-25, Class 1A2
                     6.500%, 11/25/37                                  1,177,753
      1,060,000   Greenwich Capital Commercial
                     Funding, Series 2007-GG11, Class A4
                     5.736%, 12/10/49                                    792,362

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

   Principal
    Amount $                                                         Value $
---------------                                                  ---------------
         60,882   Residential Accredit Loans,
                     Series 1999-QS4, Class A1
                     6.250%, 03/25/14                                     59,684
         18,779   Salomon Brothers Mortgage Securities
                     VII, Series 2001-CPB1, Class A (3)
                     6.186%, 12/25/30                                     16,716
                                                                 ---------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $3,392,289)                                 2,606,444
                                                                 ---------------
                  ASSET-BACKED SECURITIES - 0.1%
         36,176   Hedged Mutual Fund Fee Trust,
                     Series 2003-2, Class 2 (1)(2)(3)(5)
                     4.840%, 03/02/11                                     36,142
         15,833   Home Equity Asset Trust,
                     Series 2003-1, Class B2 (1)(3)
                     7.509%, 06/25/33                                        336
         13,750   Option One Mortgage Loan Trust,
                     Series 2002-3, Class M2 (3)
                     4.954%, 08/25/32                                      2,855
         26,824   Structured Asset Investment Loan Trust,
                     Series 2004-1, Class M4 (1) (3)
                     7.384%, 02/25/34                                      4,496
                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES
                     (Cost $81,511)                                       43,829
                                                                 ---------------
                  SHORT-TERM INVESTMENT - 1.0%
        719,429   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%
                     (Cost $719,429)                                     719,429
                                                                 ---------------
                  TOTAL INVESTMENTS - 99.8%
                     (Cost $76,548,857)                               73,151,680
                                                                 ---------------
                  OTHER ASSETS LESS
                     LIABILITIES - 0.2%                                  154,584
                                                                 ---------------
                  NET ASSETS - 100.0%                            $    73,306,264
                                                                 ===============

FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of October 31, 2008:

                      NUMBER                              NET UNREALIZED
                        OF                   EXPIRATION    APPRECIATION
                    CONTRACTS      VALUE        DATE      (DEPRECIATION)
                    ---------   ----------   ----------   --------------
LONG:
   U.S. Treasury
      5 Year Note       87      $9,853,430   Dec-08          $ 86,843
      90-Day Euro       37       9,008,113   Sept-09          (18,029)
                                                             --------
                                                               68,814
                                                             --------
SHORT:
   U.S. Long Bond       30       3,393,750   Dec-08           134,411
                                                             --------
                                                             $203,225
                                                             ========

(1) Security considered illiquid. On October 31, 2008 the value of these securities amounted to $41,895, representing 0.1% of the net assets of the Fund.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions. On October 31, 2008, the value of this security amounted to $677,740, representing 0.9% of the net assets of the Fund.

(3)  Variable Rate Security - Rate disclosed is as of October 31, 2008.

(4) The rate shown represents the security's effective yield at time of purchase.

(5)  Security is considered restricted.

(6) Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IO - Interest Only Security

LP - Limited Partnership

TBA - To Be Announced

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

     Shares                                                          Value $
---------------                                                  ---------------
                  EQUITIES - 35.6%
                  DOMESTIC EQUITY - 13.8%
        376,803   Schroder U.S. Small and Mid Cap
                  Opportunities Fund+                                  2,999,353
                                                                 ---------------
                  INTERNATIONAL EQUITIES - 21.8%
          2,048   iShares MSCI EAFE Index Fund                            91,382
         17,443   iShares MSCI Pacific ex-Japan Index Fund               460,146
        111,288   Schroder Emerging Market Equity Fund+                  777,900
        291,017   Schroder International Alpha Fund+                   1,958,542
        255,696   Schroder International Diversified
                     Value Fund+                                       1,434,453
                                                                 ---------------
                                                                       4,722,423
                  TOTAL EQUITIES
                     (Cost $11,193,261)                                7,721,776
                                                                 ---------------
                  FIXED INCOME - 26.7%
                  CORPORATE BOND - 9.3%
         22,861   iShares iBoxx Investment Grade
                     Corporate Bond Fund                               2,003,767
                                                                 ---------------
                  EMERGING MARKET BONDS - 6.2%
         20,092   PIMCO Developing Local Markets Fund                    176,408
         84,030   PIMCO Emerging Markets Bond Fund                       659,632
         29,769   PowerShares Emerging Markets
                     Sovereign Debt Portfolio                            505,775
                                                                 ---------------
                                                                       1,341,815
                  HIGH YIELD BONDS - 11.2%
        459,586   Goldman Sachs High Yield Fund                        2,435,807
                                                                 ---------------
                  TOTAL FIXED INCOME
                     (Cost $7,097,064)                                 5,781,389
                                                                 ---------------
                  REAL ESTATE - 7.6%
         15,264   iShares Dow Jones U.S. Real Estate
                     Index Fund                                          647,804
         42,234   iShares S&P World ex-U.S. Property
                     Index Fund                                        1,000,101
                                                                 ---------------
                  TOTAL REAL ESTATE
                     (Cost $2,696,050)                                 1,647,905
                                                                 ---------------
                  ABSOLUTE RETURN - 5.7%
         76,469   Highbridge Statistical Market Neutral
                     Select Fund, Class A
                     (Cost $1,193,204)                                 1,248,733
                                                                 ---------------
                  INFRASTRUCTURE - 4.3%
        539,155   HSBC Infrastructure
                     (Cost $1,159,556)                                   927,828
                                                                 ---------------

     Shares                                                          Value $
---------------                                                  ---------------
                  PRIVATE EQUITY - 1.9%
         16,286   PowerShares International Listed
                     Private Equity Portfolio                            172,306
         22,523   PowerShares Listed Private Equity Portfolio            238,744
                                                                 ---------------
                  TOTAL PRIVATE EQUITY
                     (Cost $773,600)                                     411,050
                                                                 ---------------

   Principal
    Amount $
---------------
                  SHORT-TERM
                  INVESTMENTS - 21.0%
      1,685,909   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau), 0.000%                     1,685,909
      2,871,255   Morgan Stanley Institutional
                     Liquidity Funds - Money Market
                     Portfolio, 2.320% (1)                             2,871,255
                                                                 ---------------
                  TOTAL SHORT-TERM INVESTMENTS
                     (Cost $4,557,164)                                 4,557,164
                                                                 ---------------
                  TOTAL INVESTMENTS - 102.8%
                     (Cost $28,669,899)                               22,295,845
                                                                 ---------------
                  OTHER ASSETS LESS
                     LIABILITIES - (2.8)%                               (612,566)
                                                                 ---------------
                  NET ASSETS - 100.0%                            $    21,683,279
                                                                 ===============

+    Investment in affiliated security.

(1)  The rate shown represents the 7-day simple yield as of October 31, 2008.

EUR - Euro

GBP - British Pound Sterling

LIBOR - London InterBank Offered Rate

USD - United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2008

FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of October 31, 2008:

                     NUMBER                              NET UNREALIZED
                       OF                   EXPIRATION    APPRECIATION
                   CONTRACTS      VALUE        DATE      (DEPRECIATION)
                   ---------   ----------   ----------   --------------
LONG:
   Topix Index          6      $  520,150     Dec-08        $(203,442)
   S&P 500 Index        5       1,209,125     Dec-08           12,208
                                                            ---------
                                                             (191,234)
                                                            ---------
SHORT:
   DJ Euro Stoxx       41       1,354,336     Dec-08         (192,745)
                                                            ---------
                                                            $(383,979)
                                                            =========

FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding as of October 31, 2008:

SETTLEMENT                                               NET UNREALIZED
DATE         CURRENCY TO DELIVER   CURRENCY TO RECEIVE    APPRECIATION
----------   -------------------   -------------------   --------------
2/06/09          EUR 631,993          USD   861,456         $ 58,043
2/06/09          USD 789,003          EUR   631,993           14,410
2/06/09          GBP 606,746          USD 1,064,790           93,771
2/06/09          USD 943,367          GBP   606,746           27,652
                                                            --------
                                                            $193,876
                                                            ========

SWAP AGREEMENTS:
A summary of the outstanding Total Return Swap agreements held by the Fund at October 31, 2008 is as follows:

                                                                                         NET UNREALIZED
                                                               EXPIRATION    NOTIONAL     APPRECIATION
DESCRIPTION                                                       DATE        AMOUNT     (DEPRECIATION)
-----------                                                    ----------   ----------   --------------
Fund receives semi-annually the return of the S&P 500 Total
   Return Index based on notional amount. The Fund pays
   quarterly USD LIBOR times notional amount.
   (Counterparty: JPMorgan).                                    12/29/08    $3,000,534      $(720,098)

Fund pays semi-annually the return of the Russell 2000 Total
   Return Index based on notional amount. The Fund receives
   quarterly USD LIBOR less 140 basis points times
   notional amount. (Counterparty: JPMorgan).                   12/26/08     3,001,608        712,530
                                                                                            ---------
                                                                                            $  (7,568)
                                                                                            =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2008



                                                                                   INTERNATIONAL     EMERGING
                                                                   INTERNATIONAL    DIVERSIFIED       MARKET
                                                                       ALPHA           VALUE          EQUITY
                                                                        FUND           FUND            FUND
                                                                   -------------   -------------   -----------
ASSETS
   Investments in securities, at value -- Note 2 ...............   $ 31,334,614     $ 8,110,127    $17,505,575
   Cash ........................................................             --              --             --
   Foreign Currency ............................................              7           9,975         17,501
   Receivable for securities sold ..............................        372,372         130,355        201,345
   Receivable for Fund shares sold .............................        123,817             317            757
   Dividends and tax reclaims receivable .......................        119,361          50,323         48,051
   Prepaid expenses ............................................         19,561          21,773         13,187
   Due from Investment Advisor -- Note 3 .......................          2,449          24,766         24,968
   Unrealized appreciation on spot contracts ...................              1             312             78
   Initial margin for futures contracts ........................             --              --             --
   Unrealized appreciation on forward foreign currency
      contracts ................................................             --              --             --
   Interest receivable .........................................             --              --             --
   Variation margin receivable .................................             --              --             --
                                                                   ------------     -----------    -----------
      TOTAL ASSETS .............................................     31,972,182       8,347,948     17,811,462

LIABILITIES
   Payable for securities purchased ............................        574,099         200,784        314,644
   Unrealized depreciation on spot foreign currency contracts ..          3,245             286             52
   Foreign currency payable ....................................             --              --             --
   Variation margin payable ....................................             --              --             --
   Income distributions payable ................................             --              --             --
   Unrealized depreciation on forward foreign currency
      contracts ................................................             --              --             --
   Payable for Fund shares redeemed ............................             --              --             --
   Investment Advisory fees payable -- Note 3 ..................             --              --             --
   Sub-administration fees payable -- Note 3 ...................          2,566             681          1,425
   Trustees' fees payable -- Note 5 ............................          2,525           1,784          1,907
   Distribution fees payable, Advisor Shares -- Note 3 .........          3,308             180            256
   Accrued expenses and other liabilities ......................         80,001          99,007        120,093
                                                                   ------------     -----------    -----------
      TOTAL LIABILITIES ........................................        665,744         302,722        438,377
                                                                   ------------     -----------    -----------
   NET ASSETS ..................................................   $ 31,306,438     $ 8,045,226    $17,373,085
                                                                   ============     ===========    ===========
NET ASSETS
   Capital paid-in .............................................   $ 56,665,935     $14,137,971    $28,092,051
   Undistributed (accumulated net investment loss/
      distributions in excess of) net investment income ........        239,024         312,971        (13,044)
   Accumulated net realized gain (loss) on investments,
      futures and foreign currency transactions ................     (6,555,836)       (122,225)    (1,316,989)
   Net unrealized depreciation on investments ..................    (19,034,033)     (6,282,386)    (9,386,529)
   Net unrealized appreciation (deprecation) on futures ........             --              --             --
   Net unrealized appreciation (deprecation) on forward foreign
      currency contracts and foreign currency translations .....         (8,652)         (1,105)        (2,404)
                                                                   ------------     -----------    -----------
   NET ASSETS ..................................................   $ 31,306,438     $ 8,045,226    $17,373,085
                                                                   ============     ===========    ===========
Investor Shares:
   Net assets ..................................................   $ 15,876,312     $ 7,274,202    $16,311,788
   Total shares outstanding at end of period ...................      2,360,308       1,296,853      2,333,354
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ........................   $       6.73     $      5.61    $      6.99
Advisor Shares:
   Net assets ..................................................   $ 15,430,126     $   771,024    $ 1,061,297
   Total shares outstanding at end of period ...................      2,301,114         137,809        152,296
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ........................   $       6.71     $      5.59    $      6.97
Cost of securities .............................................   $ 50,368,647     $14,392,513    $26,892,104
Cost of foreign currency .......................................   $          8     $     9,787    $    17,511

The accompanying notes are an integral part of the financial statements.

                 U.S. SMALL          NORTH
     U.S.        AND MID CAP        AMERICAN     TOTAL RETURN
OPPORTUNITIES   OPPORTUNITIES        EQUITY      FIXED INCOME
     FUND           FUND              FUND           FUND
-------------   -------------   --------------   ------------

$ 181,855,271    $ 12,777,276    $ 480,310,082   $ 73,151,680
           --              --               --      1,622,015
           --              --               --          3,952
    1,468,095          14,688       16,222,805      1,720,698
      198,294             872              660        340,102
       96,291           2,244          697,616             --
       26,546          12,531           22,264         25,963
           --          15,166               --         10,808
           --              --               --             --
           --              --        4,677,750        123,800
           --              --        2,650,626             --
           --             827               --        485,131
           --              --          274,050         35,625
-------------    ------------    -------------   ------------
  183,644,497      12,823,604      504,855,853     77,519,774


    1,252,391         520,950       15,041,462      3,798,174
           --              --           13,864             --
           --              --          177,305             --
           --              --               --         28,673
           --              --               --        298,864
           --              --        2,316,591             --
        4,383              --               --             --
      156,061              --          103,462             --
       14,826             924            5,380          5,945
        4,838           1,822            9,366          2,543
          856              48               29            200
      101,663          71,113          154,946         79,111
-------------    ------------    -------------   ------------
    1,535,018         594,857       17,822,405      4,213,510
-------------    ------------    -------------   ------------
$ 182,109,479    $ 12,228,747    $ 487,033,448   $ 73,306,264
=============    ============    =============   ============

$ 218,153,947    $ 15,655,742    $ 648,205,774   $ 74,880,844

           --         (14,394)      10,556,539          9,796

   (7,663,134)       (989,786)     (43,337,844)     1,609,576
  (28,381,334)     (2,422,815)    (122,486,588)    (3,397,177)
           --              --       (6,229,374)       203,225

           --              --          324,941             --
-------------    ------------    -------------   ------------
$ 182,109,479    $ 12,228,747    $ 487,033,448   $ 73,306,264
=============    ============    =============   ============

$ 178,772,665    $ 11,999,263    $ 486,931,501   $ 72,309,706
   11,323,770       1,508,159       64,252,445      7,554,923

$       15.79    $       7.96    $        7.58   $       9.57

$   3,336,814    $    229,484    $     101,947   $    996,558
      212,392          29,007           13,494        104,098

$       15.71    $       7.91    $        7.55   $       9.57
$ 210,236,605    $ 15,200,091    $ 602,796,670   $ 76,548,857
$          --    $         --    $          --   $      3,952

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008

                                                                                                              Multi-Asset
                                                                                                                Growth
                                                                                                              Portfolio
                                                                                                             ------------
ASSETS
   Investments in securities, at value -- Note 2 .........................................................   $ 15,125,597
   Investments in affiliated securities, at value -- Note 2 ..............................................      7,170,248
   Foreign Currency ......................................................................................         13,418
   Appreciated swap contracts, at value -- Note 2 ........................................................        712,530
   Initial margin for futures contracts ..................................................................        349,137
   Unrealized appreciation on forward foreign currency contracts .........................................        193,876
   Dividends and tax reclaims receivable .................................................................         40,026
   Prepaid expenses ......................................................................................         29,159
   Due from Investment Advisor -- Note 3 .................................................................        102,967
   Deferred offering costs -- Note 2 .....................................................................          7,342
   Variation margin receivable ...........................................................................          7,250
   Receivable for Fund shares sold                                                                                    691
                                                                                                             ------------
      TOTAL ASSETS .......................................................................................     23,752,241

LIABILITIES
   Payable for securities purchased ......................................................................      1,096,456
   Depreciated swap contracts, at value -- Note 2 ........................................................        720,098
   Variation margin payable ..............................................................................         71,946
   Trustees' fees payable -- Note 5 ......................................................................          1,971
   Sub-administration fees payable -- Note 3 .............................................................          1,828
   Distribution fees payable, A Shares -- Note 3 .........................................................          3,909
   Distribution fees payable, Advisor Shares -- Note 3 ...................................................            547
   Distribution fees payable, R Shares -- Note 3 .........................................................            149
   Accrued expenses and other liabilities                                                                         172,058
                                                                                                             ------------
      TOTAL LIABILITIES                                                                                         2,068,962
                                                                                                             ------------
      NET ASSETS                                                                                             $ 21,683,279
                                                                                                             ============
NET ASSETS
   Capital paid-in .......................................................................................   $ 31,258,662
   Undistributed net investment income ...................................................................        399,100
   Accumulated net realized loss on investments, futures, swap contracts and foreign currency
      transactions .......................................................................................     (3,405,200)
   Net unrealized depreciation on investments ............................................................     (6,374,054)
   Net unrealized deprecation on futures .................................................................       (383,979)
   Net unrealized depreciation on swap contracts .........................................................         (7,568)
   Net unrealized appreciation on forward foreign currency contracts and foreign currency translations ...        196,318
                                                                                                             ------------
NET ASSETS                                                                                                   $ 21,683,279
                                                                                                             ============
Investor Shares:
   Net assets ............................................................................................   $    353,962
   Total shares outstanding at end of period .............................................................         50,480
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ............   $       7.01
A Shares:
   Net assets ............................................................................................   $ 18,320,030
   Total shares outstanding at end of period .............................................................      2,617,135
   Net asset value and redemption price per share (net assets / shares outstanding) ......................   $       7.00
   Maximum offering price per share (A Shares NAV/95.5%) .................................................   $       7.33
Advisor Shares:
   Net assets ............................................................................................   $  2,660,200
   Total shares outstanding at end of period .............................................................        380,201
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ............   $       7.00
R Class Shares:
   Net assets ............................................................................................   $    349,087
   Total shares outstanding at end of period .............................................................         50,000
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ............   $       6.98
Cost of securities .......................................................................................   $ 18,384,771
Cost of affiliated securities ............................................................................   $ 10,285,128
Cost of foreign currency .................................................................................   $     13,253

The accompanying notes are an integral part of the financial statements.

                       This page intentionally left blank.

SCHRODER MUTUAL FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2008

                                                                                       INTERNATIONAL
                                                                       INTERNATIONAL    DIVERSIFIED
                                                                           ALPHA           VALUE
                                                                           FUND            FUND
                                                                       ------------    -------------
INVESTMENT INCOME
   Dividend income .................................................    $  1,278,081    $   672,243
   Interest income .................................................          20,935          7,406
   Foreign taxes withheld ..........................................         (91,241)       (64,993)
                                                                        ------------    -----------
      TOTAL INCOME .................................................       1,207,775        614,656
                                                                        ------------    -----------
EXPENSES
   Investment Advisory fees -- Note 3 ..............................         467,864        119,278
   Distribution fees, Advisor Shares -- Note 3 .....................          60,072          3,267
   Distribution fees, A Shares .....................................              --             --
   Distribution fees, R Shares .....................................              --             --
   Sub-administration fees -- Note 3 ...............................          48,487         12,047
   Trustees fees -- Note 5 .........................................          13,263         10,774
   Transfer agent fees .............................................          92,380         87,507
   Registration fees ...............................................          29,353         29,523
   Audit fees ......................................................          27,305         32,092
   Legal fees ......................................................          24,276         19,311
   Custodian fees ..................................................          23,862         43,087
   Insurance .......................................................          18,016         15,162
   Printing expenses ...............................................          12,789          9,584
   Pricing fees ....................................................           9,621         49,749
   Amortization of deferred offering costs -- Note 2 ...............              --             --
   Tax expense .....................................................              --             --
   Other ...........................................................           6,649          7,384
                                                                        ------------    -----------
      TOTAL EXPENSES ...............................................         833,937        438,765
   Expenses waived by Investment Advisor -- Note 3 .................        (176,726)      (119,278)
   Reimbursement from Investment Advisor ...........................              --       (167,834)
   Tax expense waiver ..............................................              --             --
                                                                        ------------    -----------
      NET EXPENSES .................................................         657,211        151,653
                                                                        ------------    -----------
      NET INVESTMENT INCOME (LOSS) .................................         550,564        463,003
                                                                        ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
   SWAP CONTRACTS, FOREIGN CAPITAL GAINS TAX ON APPRECIATED
   SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ....................      (2,944,083)       (77,665)
   Net realized gain (loss) on futures .............................              --          1,576
   Net realized loss on swap contracts .............................              --             --
   Net realized gain (loss) on foreign currency transactions .......          38,115         (1,390)
                                                                        ------------    -----------
      Net realized gain (loss) on investments, futures, swap
         contracts and foreign currency transactions ...............      (2,905,968)       (77,479)
                                                                        ------------    -----------
   Change in unrealized depreciation on investments ................     (26,366,565)    (8,035,285)
   Change in unrealized appreciation (depreciation) on futures .....              --             --
   Change in unrealized depreciation on swap contracts .............              --             --
   Change in unrealized on foreign capital gains tax on appreciated
      securities ...................................................              --            868
   Change in unrealized appreciation on forward foreign currency
      contracts ....................................................              --             --
   Change in unrealized appreciation (depreciation) on foreign
      currency translations ........................................         (14,839)        (2,927)
                                                                        ------------    -----------
      Net change in unrealized depreciation on investments, futures, swap contracts, foreign capital gains tax on appreciated
         securities and foreign currency translations ..............     (26,381,404)    (8,037,344)
                                                                        ------------    -----------
   NET REALIZED AND UNREALIZED LOSS ................................     (29,287,372)    (8,114,823)
                                                                        ------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .    $(28,736,808)   $(7,651,820)
                                                                        ============    ===========

(a)  Fund commenced investment activities on December 20, 2007.

(1)  Includes affiliated income of $7,820.

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.


  EMERGING                      U.S. SMALL         NORTH
   MARKET          U.S.         AND MID CAP      AMERICAN       TOTAL RETURN     MULTI-ASSET
   EQUITY      OPPORTUNITIES   OPPORTUNITIES      EQUITY        FIXED INCOME       GROWTH
    FUND           FUND            FUND            FUND             FUND        PORTFOLIO(a)
------------   -------------   -------------   -------------    -------------   ------------

$    646,392   $  1,835,635     $    97,399    $  15,396,288     $        --    $   657,715(1)
      18,730        590,422          33,774          188,481       3,289,668        119,679
     (66,117)        (4,445)           (343)        (251,537)             --             --
------------   ------------     -----------    -------------     -----------    -----------
     599,005      2,421,612         130,830       15,333,232       3,289,668        777,394
------------   ------------     -----------    -------------     -----------    -----------

     267,048      2,521,188         131,515        1,678,892         185,873        184,894
       4,988         11,877           1,428              439           2,177          7,761
          --             --              --               --              --         51,822
          --             --              --               --              --          2,046
      26,911        254,264          13,181           87,305          74,788         24,673
      11,588         25,382          10,830           50,663          14,210         10,142
      88,840        109,858          87,593          140,983          93,272        144,994
      26,801         46,193          24,450           38,429          32,741          9,271
      37,333         26,705          27,763           30,605          28,908         30,070
      20,641         46,838          19,061           88,515          20,398        134,026
     143,854         33,893          12,356           76,194          12,894          4,494
      16,088         33,865          15,128           73,466          18,740             --
      10,317         51,735          10,300           43,033          12,932         35,136
      13,738          1,468             785            4,737          18,545            923
          --             --              --               --              --        204,189
          --             --              --               --              --        147,660
       6,194         11,198           6,941           20,775           8,221          8,525
------------   ------------     -----------    -------------     -----------    -----------
     674,341      3,174,464         361,331        2,334,036         523,699      1,000,626
    (209,513)            --        (131,515)              --        (185,873)      (184,894)
          --             --         (47,667)              --         (38,210)      (298,267)
          --             --              --               --              --       (147,660)
------------   ------------     -----------    -------------     -----------    -----------
     464,828      3,174,464         182,149        2,334,036         299,616        369,805
------------   ------------     -----------    -------------     -----------    -----------
     134,177       (752,852)        (51,319)      12,999,196       2,990,052        407,589
------------   ------------     -----------    -------------     -----------    -----------



  (1,232,300)    (7,376,443)       (827,378)     (33,446,392)+       775,523     (1,422,570)
          --             --        (110,866)      (2,410,191)        908,287     (1,759,675)
          --             --              --               --              --       (132,489)
     (16,448)       (12,643)         (1,564)         470,505          69,186        235,926
------------   ------------     -----------    -------------     -----------    -----------

  (1,248,748)    (7,389,086)       (939,808)     (35,386,078)      1,752,996     (3,078,808)
------------   ------------     -----------    -------------     -----------    -----------
 (18,348,089)   (78,583,302)     (4,102,063)    (237,893,191)     (3,518,978)    (6,374,054)
          --             --              --       (6,229,374)        155,031       (383,979)
          --             --              --               --              --         (7,568)

      54,849             --              --               --              --             --

          --             --              --          334,035              --        193,876

      (3,819)            --              --             (981)             --          2,442
------------   ------------     -----------    -------------     -----------    -----------


 (18,297,059)   (78,583,302)     (4,102,063)    (243,789,511)     (3,363,947)    (6,569,283)
------------   ------------     -----------    -------------     -----------    -----------
 (19,545,807)   (85,972,388)     (5,041,871)    (279,175,589)     (1,610,951)    (9,648,091)
------------   ------------     -----------    -------------     -----------    -----------
$(19,411,630)  $(86,725,240)    $(5,093,190)   $(266,176,393)    $ 1,379,101    $(9,240,502)
============   ============     ===========    =============     ===========    ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                                    INTERNATIONAL          INTERNATIONAL DIVERSIFIED
                                                                      ALPHA FUND                   VALUE FUND
                                                             ---------------------------   -------------------------
                                                                 2008           2007           2008          2007
                                                             ------------   ------------   -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .............................   $    550,564   $    451,404   $   463,003   $   369,674
Net realized gain (loss) on investments sold, futures and
   foreign currency transactions .........................     (2,905,968)     8,182,229       (77,479)    1,657,302
Change in unrealized appreciation (depreciation) on
   investments, foreign capital gains tax on appreciated
   securities, futures and foreign currency translations..    (26,381,404)     4,455,335    (8,037,344)    1,311,989
                                                             ------------   ------------   -----------   -----------
   Net increase (decrease) in net assets resulting from
      operations .........................................    (28,736,808)    13,088,968    (7,651,820)    3,338,965
                                                             ------------   ------------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .......................................       (508,093)      (283,664)     (537,490)     (101,970)
   Advisor Shares ........................................       (450,753)      (178,023)      (68,816)      (10,713)
Net realized gains:
   Investor Shares .......................................             --             --    (1,356,021)      (53,820)
   Advisor Shares ........................................             --             --      (182,135)       (6,027)
                                                             ------------   ------------   -----------   -----------
   Total dividends and distributions .....................       (958,846)      (461,687)   (2,144,462)     (172,530)
                                                             ------------   ------------   -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..........................................      3,434,641     11,133,510     2,456,897       336,678
Reinvestment of distributions ............................        487,919        282,490     1,893,510       155,790
Redemption of shares .....................................     (1,647,090)   (13,524,072)     (840,680)     (334,837)
Redemption fees -- Note 4 ................................            456             65         9,220            --
                                                             ------------   ------------   -----------   -----------
   Total increase (decrease) from Investor
      Share transactions .................................      2,275,926     (2,108,007)    3,518,947       157,631
                                                             ------------   ------------   -----------   -----------
ADVISOR SHARES:
Sales of shares ..........................................      4,787,976     17,526,815       617,410       441,159
Reinvestment of distributions ............................        443,181        175,168       250,951        16,740
Redemption of shares .....................................     (3,304,583)   (15,872,841)     (685,649)     (180,613)
Redemption fees -- Note 4 ................................          8,118            486         1,079           316
                                                             ------------   ------------   -----------   -----------
   Total increase (decrease) from Advisor Share
      transactions .......................................      1,934,692      1,829,628       183,791       277,602
                                                             ------------   ------------   -----------   -----------
   Net increase (decrease) in net assets
      from share transactions ............................      4,210,618       (278,379)    3,702,738       435,233
                                                             ------------   ------------   -----------   -----------
   Total increase (decrease) in net assets ...............    (25,485,036)    12,348,902    (6,093,544)    3,601,668
NET ASSETS
Beginning of Year ........................................     56,791,474     44,442,572    14,138,770    10,537,102
                                                             ------------   ------------   -----------   -----------
End of Year ..............................................   $ 31,306,438   $ 56,791,474   $ 8,045,226   $14,138,770
                                                             ============   ============   ===========   ===========
Undistributed (accumulated net investment loss/
   distributions in excess of) net investment income .....   $    239,024   $    529,992   $   312,971   $   411,612
                                                             ============   ============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

      EMERGING MARKET               U.S. OPPORTUNITIES           U.S. SMALL AND MID CAP
        EQUITY FUND                        FUND                    OPPORTUNITIES FUND
---------------------------   -----------------------------   ---------------------------
    2008           2007            2008            2007           2008           2007
------------   ------------   -------------   -------------   ------------   ------------


$    134,177   $     66,570   $    (752,852)  $     259,980   $    (51,319)  $    (26,202)

  (1,248,748)     3,450,635      (7,389,086)     27,722,406       (939,808)       737,801


 (18,297,059)     7,924,344     (78,583,302)     23,437,453     (4,102,063)     1,373,595
------------   ------------   -------------   -------------   ------------   ------------

 (19,411,630)    11,441,549     (86,725,240)     51,419,839     (5,093,190)     2,085,194
------------   ------------   -------------   -------------   ------------   ------------


    (213,132)       (59,930)       (355,955)             --             --         (3,936)
     (14,585)        (3,237)             --              --             --             --

  (3,019,681)            --     (26,787,647)    (20,939,518)      (612,596)            --
    (258,346)            --        (527,482)       (103,868)       (85,590)            --
------------   ------------   -------------   -------------   ------------   ------------
  (3,505,744)       (63,167)    (27,671,084)    (21,043,386)      (698,186)        (3,936)
------------   ------------   -------------   -------------   ------------   ------------


   7,851,055      4,555,976      19,012,384      67,551,529      7,480,540      2,090,576
   3,232,813         59,930      26,496,365      20,495,365        612,596          3,936
  (1,250,000)      (150,000)    (56,895,681)    (46,481,850)      (789,624)      (700,051)
           2             --           7,423           8,024          2,918              1
------------   ------------   -------------   -------------   ------------   ------------

   9,833,870      4,465,906     (11,379,509)     41,573,068      7,306,430      1,394,462
------------   ------------   -------------   -------------   ------------   ------------

   4,579,468        783,982         604,435       6,029,859        126,537        897,166
     258,744          3,237         512,281          60,689         85,590             --
  (4,750,120)       (83,180)     (1,492,574)     (1,457,593)    (1,116,008)      (219,536)
         136             --              --           2,390             17            194
------------   ------------   -------------   -------------   ------------   ------------

      88,228        704,039        (375,858)      4,635,345       (903,864)       677,824
------------   ------------   -------------   -------------   ------------   ------------

   9,922,098      5,169,945     (11,755,367)     46,208,413      6,402,566      2,072,286
------------   ------------   -------------   -------------   ------------   ------------
 (12,995,276)    16,548,327    (126,151,691)     76,584,866        611,190      4,153,544

  30,368,361     13,820,034     308,261,170     231,676,304     11,617,557      7,464,013
------------   ------------   -------------   -------------   ------------   ------------
$ 17,373,085   $ 30,368,361   $ 182,109,479   $ 308,261,170   $ 12,228,747   $ 11,617,557
============   ============   =============   =============   ============   ============

$    (13,044)  $     48,572   $          --   $     355,076   $    (14,394)  $    (15,555)
============   ============   =============   =============   ============   ============

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                                        NORTH AMERICAN               TOTAL RETURN FIXED
                                                                          EQUITY FUND                   INCOME FUND
                                                               -------------------------------   --------------------------
                                                                    2008             2007           2008           2007
                                                               -------------    --------------   -----------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ......................................   $  12,999,196    $   17,900,409   $ 2,990,052   $  1,971,368
Net realized gain (loss) on investments sold, futures
   and foreign currency transactions .......................     (35,386,078)+     151,080,379+    1,752,996        209,640
Change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency translations ..    (243,789,511)      (26,490,841)   (3,363,947)       117,455
                                                               -------------    --------------   -----------   ------------
   Net increase (decrease) in net assets resulting
      from operations ......................................    (266,176,393)      142,489,947     1,379,101      2,298,463
                                                               -------------    --------------   -----------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Investor Shares .........................................     (16,785,204)      (23,398,287)   (2,971,942)    (1,948,060)
   Advisor Shares ..........................................          (2,383)           (2,080)      (33,034)       (38,536)
Net realized gains:
   Investor Shares .........................................     (89,455,959)      (53,303,193)      (99,066)            --
   Advisor Shares ..........................................         (14,868)           (5,293)       (1,187)            --
                                                               -------------    --------------   -----------   ------------
   Total dividends and distributions .......................    (106,258,414)      (76,708,853)   (3,105,229)    (1,986,596)
                                                               -------------    --------------   -----------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ............................................      38,329,322       132,568,048     1,104,079     12,479,152
Proceeds from shares sold in-kind ..........................              --                --            --     46,437,681
Reinvestment of distributions ..............................      92,825,863        18,112,110     3,065,135      1,938,673
Redemption of shares .......................................     (38,965,899)     (372,052,319)   (1,414,329)   (11,710,334)
Redemption of shares in-kind ...............................     (42,889,159)     (296,385,601)           --             --
                                                               -------------    --------------   -----------   ------------
Total increase (decrease) from
   Investor Share transactions .............................      49,300,127      (517,757,762)    2,754,885     49,145,172
                                                               -------------    --------------   -----------   ------------
ADVISOR SHARES:
Sales of shares ............................................          20,513            10,000       298,999        682,413
Reinvestment of distributions ..............................          17,252             7,373        34,100         38,536
Redemption of shares .......................................              --                --      (166,091)      (922,051)
                                                               -------------    --------------   -----------   ------------
   Total increase (decrease) from Advisor Share
      transactions .........................................          37,765            17,373       167,008       (201,102)
                                                               -------------    --------------   -----------   ------------
Net increase (decrease) in net assets
   from share transactions .................................      49,337,892      (517,740,389)    2,921,893     48,944,070
                                                               -------------    --------------   -----------   ------------
   Total increase (decrease) in net assets .................    (323,096,915)     (451,959,295)    1,195,765     49,255,937
NET ASSETS
Beginning of Year ..........................................     810,130,363     1,262,089,658    72,110,499     22,854,562
                                                               -------------    --------------   -----------   ------------
End of Year ................................................   $ 487,033,448    $  810,130,363   $73,306,264   $ 72,110,499
                                                               =============    ==============   ===========   ============
Undistributed (distributions in excess of ) net
   investment income .......................................   $  10,556,539    $   13,409,016   $     9,796   $    (30,401)
                                                               =============    ==============   ===========   ============

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31,

                                                                   MULTI-ASSET
                                                                GROWTH PORTFOLIO
                                                                ----------------
                                                                     2008(a)
                                                                ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .......................................     $   407,589
Net realized loss on investments sold, futures, swap
   contracts and foreign currency transactions ..............      (3,078,808)
Change in unrealized depreciation on investments,
   futures, swap contracts, forward foreign
   currency contracts and foreign currency translations .....      (6,569,283)
                                                                  -----------
   Net decrease in net assets resulting from operations .....      (9,240,502)
                                                                  -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................         503,269
                                                                  -----------
   Total increase from Investor Share transactions ..........         503,269
                                                                  -----------
A SHARES:
Sales of shares .............................................      26,439,738
Redemption of shares ........................................        (330,699)
Redemption fees -- Note 4 ...................................           9,623
                                                                  -----------
   Total increase from A Share transactions .................      26,118,662
                                                                  -----------
ADVISOR SHARES:
Sales of shares .............................................       3,801,850
                                                                  -----------
   Total increase in Advisor Share transactions .............       3,801,850
                                                                  -----------
R SHARES:
Sales of shares .............................................         500,000
                                                                  -----------
   Total increase in R Share transactions ...................         500,000
                                                                  -----------
   Net increase in net assets from share transactions .......      30,923,781
                                                                  -----------
   Total increase in net assets .............................      21,683,279
NET ASSETS
Beginning of Period .........................................              --
                                                                  -----------
End of Period ...............................................     $21,683,279
                                                                  ===========
Undistributed net investment income .........................     $   399,100
                                                                  ===========

(a)  Fund commenced investment activities on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           NET ASSET                                          DIVIDENDS
                             VALUE,       NET       NET REALIZED  TOTAL FROM  FROM NET  DISTRIBUTIONS
                           BEGINNING  INVESTMENT   AND UNREALIZED INVESTMENT INVESTMENT   FROM NET        TOTAL
                           OF PERIOD INCOME (LOSS) GAINS (LOSSES) OPERATIONS   INCOME   REALIZED GAIN DISTRIBUTIONS
                           --------- ------------- -------------- ---------- ---------- ------------- -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2008 .............     $13.44    $ 0.14(1)      $(6.61)+      $(6.47)    $(0.24)     $   --        $(0.24)
      2007 .............      10.64      0.11(1)        2.78+         2.89      (0.09)         --         (0.09)
      2006 .............       8.35      0.12           2.34          2.46      (0.17)         --         (0.17)
      2005 .............       7.08      0.14           1.22          1.36      (0.09)         --         (0.09)
      2004 .............       6.37      0.09           0.75          0.84      (0.13)         --         (0.13)
   Advisor Shares
      2008 .............     $13.40    $ 0.11(1)      $(6.59)+      $(6.48)    $(0.21)     $   --        $(0.21)
      2007 .............      10.64      0.07(1)        2.77+         2.84      (0.08)         --         (0.08)
      2006(b) ..........      10.23       --(e)         0.41+         0.41         --          --            --
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2008 .............     $13.65    $ 0.37(1)      $(6.34)+      $(5.97)    $(0.59)     $(1.48)       $(2.07)
      2007 .............      10.54      0.48           2.80          3.28      (0.11)      (0.06)        (0.17)
      2006(c) ..........      10.00      0.04           0.50          0.54         --          --            --
   Advisor Shares
      2008 .............     $13.62    $ 0.34(1)      $(6.33)+      $(5.99)    $(0.56)     $(1.48)       $(2.04)
      2007 .............      10.53      0.43           2.83+         3.26      (0.11)      (0.06)        (0.17)
      2006(c) ..........      10.00      0.04           0.49          0.53         --          --            --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2008 .............     $17.91    $ 0.11         $(8.94)+      $(8.83)    $(0.14)     $(1.95)       $(2.09)
      2007 .............      10.55      0.04           7.37          7.41      (0.05)         --         (0.05)
      2006(d) ..........      10.00      0.04           0.51          0.55         --          --            --
   Advisor Shares
      2008 .............     $17.86    $ 0.08         $(8.91)+      $(8.83)    $(0.11)     $(1.95)       $(2.06)
      2007 .............      10.53      0.02           7.34          7.36      (0.03)         --         (0.03)
      2006(d) ..........      10.00      0.04           0.49          0.53         --          --            --
U.S. OPPORTUNITIES FUND
   Investor Shares
      2008 .............     $25.40    $(0.06)(1)     $(7.22)+      $(7.28)    $(0.03)     $(2.30)       $(2.33)
      2007 .............      23.06      0.02(1)        4.30+         4.32         --       (1.98)        (1.98)
      2006 .............      19.66        --(e)        4.15+         4.15         --       (0.75)        (0.75)
      2005 .............      19.58        --(e)        2.11+         2.11         --       (2.03)        (2.03)
      2004 .............      16.18        --(e)        3.40+         3.40         --          --            --
   Advisor Shares
      2008 .............     $25.32    $(0.11)(1)     $(7.20)       $(7.31)    $   --      $(2.30)       $(2.30)
      2007 .............      23.04     (0.04)(1)       4.30++        4.26         --       (1.98)        (1.98)
      2006(b) ..........      22.21        --(e)        0.83          0.83         --          --            --

* Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

++   Includes redemption fees of $0.01 per share.

(1)  Per share net investment loss calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

                                                                                  RATIO OF
                                         RATIO OF              RATIO OF        NET INVESTMENT
                                        EXPENSES TO          EXPENSES TO      INCOME (LOSS) TO
                                    AVERAGE NET ASSETS    AVERAGE NET ASSETS AVERAGE NET ASSETS
 NET ASSET            NET ASSETS, (INCLUDING WAIVERS AND (EXCLUDING WAIVERS, (INCLUDING WAIVERS, PORTFOLIO
VALUE, END   TOTAL      END OF        REIMBURSEMENTS,       REIMBURSEMENTS     REIMBURSEMENTS     TURNOVER
 OF PERIOD RETURN(a) PERIOD (000)   EXCLUDING OFFSETS)       AND OFFSETS)       AND OFFSETS)        RATE
---------- --------- ------------ ---------------------- ------------------- ------------------- ---------


  $ 6.73    (48.95)%   $ 15,876            1.25%                 1.61%               1.26%           88%
   13.44     27.38       28,483            1.25                  1.54                0.92           112
   10.64     29.86       22,962            1.25                  2.45                1.68            76
    8.35     19.45        6,545            1.25                  3.88                1.85           126
    7.08     13.31        5,233            1.25                  3.36                1.16           136

  $ 6.71    (49.04)%   $ 15,430            1.50%                 1.86%               1.04%           88%
   13.40     26.92       28,308            1.50                  1.77                0.60           112
   10.64      4.01       21,481            1.50                  2.43               (0.03)           76


  $ 5.61    (50.61)%   $  7,274            1.25%                 3.65%               3.92%           50%
   13.65     31.56       12,479            1.25                  3.85                2.97            58
   10.54      5.40        9,484            1.25                  8.61                2.30             7

  $ 5.59    (50.78)%   $    771            1.50%                 3.89%               3.58%           50%
   13.62     31.31        1,660            1.50                  4.12                2.76            58
   10.53      5.30        1,053            1.50                  8.86                2.05             7


  $ 6.99    (55.18)%   $ 16,312            1.72%                 2.51%               0.53%          123%
   17.91     70.50       27,774            1.75                  2.68                0.37           107
   10.55      5.50       12,767            1.87*                 4.88                0.88            49

  $ 6.97    (55.25)%   $  1,061            1.98%                 2.73%               0.20%          123%
   17.86     70.09        2,594            2.00                  2.95                0.08           107
   10.53      5.30        1,053            2.12*                 5.10                0.71            49


  $15.79    (31.08)%   $178,772            1.25%                 1.25%              (0.29)%          74%
   25.40     20.02      302,351            1.25                  1.25                0.10            77
   23.06     21.67      231,009            1.21                  1.21               (0.11)          101
   19.66     11.26      140,467            1.13                  1.13               (0.29)          107
   19.58     21.01       73,679            1.62                  1.62               (0.83)          144

  $15.71    (31.28)%   $  3,337            1.50%                 1.50%              (0.54)%          74%
   25.32     19.76        5,910            1.50                  1.50               (0.17)           77
   23.04      3.74          667            1.68                  1.68               (0.31)          101

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  NET
                                               REALIZED
                     NET ASSET       NET          AND         TOTAL      DIVIDENDS   DISTRIBUTIONS
                       VALUE,    INVESTMENT   UNREALIZED      FROM       FROM NET       FROM NET
                     BEGINNING     INCOME        GAINS     INVESTMENT   INVESTMENT      REALIZED         TOTAL
                     OF PERIOD     (LOSS)      (LOSSES)    OPERATIONS     INCOME          GAIN       DISTRIBUTIONS
                     ---------   ----------   ----------   ----------   ----------   -------------   -------------
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2008 .......     $12.56    $(0.04)(1)    $(3.81)+      $(3.85)      $   --        $(0.75)         $(0.75)
      2007 .......      10.25     (0.03)(1)      2.35+         2.32        (0.01)           --           (0.01)
      2006(b) ....      10.00        --(h)       0.25          0.25           --            --              --
   Advisor Shares
      2008 .......     $12.53    $(0.06)(1)    $(3.81)+      $(3.87)      $   --        $(0.75)         $(0.75)
      2007 .......      10.23     (0.05)(1)      2.35+         2.30           --            --              --
      2006(b) ....      10.00        --(h)       0.23          0.23           --            --              --
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2008 .......     $13.52    $ 0.22        $(4.37)       $(4.15)      $(0.28)       $(1.51)         $(1.79)
      2007 .......      12.63      0.31          1.49          1.80        (0.28)        (0.63)          (0.91)
      2006 .......      11.15      0.23          1.53          1.76        (0.10)        (0.18)          (0.28)
      2005(c) ....      11.00      0.06          0.63          0.69        (0.05)        (0.49)          (0.54)
      2005(d) ....      10.88      0.22          0.62          0.84        (0.20)        (0.52)          (0.72)
      2004(d)(e)..      10.00      0.09          0.86          0.95        (0.04)        (0.03)          (0.07)
   Advisor Shares
      2008 .......     $13.48    $ 0.22        $(4.40)       $(4.18)      $(0.24)       $(1.51)         $(1.75)
      2007 .......      12.61      0.19          1.56          1.75        (0.25)        (0.63)          (0.88)
      2006(b) ....      11.84      0.22          0.55          0.77           --            --              --
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2008 .......     $ 9.79    $ 0.41        $(0.22)       $ 0.19       $(0.40)       $(0.01)         $(0.41)
      2007 .......       9.81      0.50         (0.03)         0.47        (0.49)           --           (0.49)
      2006 .......       9.85      0.48         (0.01)         0.47        (0.49)        (0.02)          (0.51)
      2005(f) ....      10.00      0.30         (0.15)         0.15        (0.30)           --           (0.30)
   Advisor Shares
      2008 .......     $ 9.79    $ 0.39        $(0.22)       $ 0.17       $(0.38)       $(0.01)         $(0.39)
      2007 .......       9.82      0.47         (0.04)         0.43        (0.46)           --           (0.46)
      2006 .......       9.85      0.44            --          0.44        (0.45)        (0.02)          (0.47)
      2005(f) ....      10.00      0.28         (0.15)         0.13        (0.28)           --           (0.28)
MULTI-ASSET GROWTH PORTFOLIO
   Investor Shares
      2008(g) ....     $10.00    $ 0.16(1)     $(3.15)       $(2.99)      $   --        $   --          $   --
   A Shares
      2008(g) ....     $10.00    $ 0.14(1)     $(3.14)+      $(3.00)      $   --        $   --          $   --
   Advisor Shares
      2008(g) ....     $10.00    $ 0.14(1)     $(3.14)       $(3.00)      $   --        $   --          $   --
   R Shares
      2008(g) ....     $10.00    $ 0.12(1)     $(3.14)       $(3.02)      $   --        $   --          $   --

* Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

(1)  Per share net investment income calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d)  For the year or period ended April 30.

The accompanying notes are an integral part of the financial statements.

                                                                                  RATIO OF
                                                                RATIO OF       NET INVESTMENT
                                             RATIO OF          EXPENSES TO    INCOME (LOSS) TO
                                            EXPENSES TO        AVERAGE NET       AVERAGE NET
                                            AVERAGE NET          ASSETS            ASSETS
                                         ASSETS (INCLUDING     (EXCLUDING        (INCLUDING
 NET ASSET                NET ASSETS,       WAIVERS AND         WAIVERS,          WAIVERS,       PORTFOLIO
VALUE, END     TOTAL        END OF        REIMBURSEMENTS,    REIMBURSEMENTS    REIMBURSEMENTS     TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)   EXCLUDING OFFSETS)    AND OFFSETS)      AND OFFSETS)        RATE
----------   ---------   ------------   ------------------   --------------   ----------------   ---------


  $ 7.96      (32.31)%    $   11,999           1.37%            2.74%              (0.38)%           92%
   12.56       22.60          10,197           1.40             3.13               (0.23)            93
   10.25        2.50           6,952           1.55*            6.14               (0.05)            46

  $ 7.91      (32.56)%    $      230           1.64%            3.01%              (0.55)%           92%
   12.53       22.48           1,420           1.65             3.37               (0.45)            93
   10.23        2.30             512           1.79*            6.89               (0.33)            46


  $ 7.58      (34.81)%    $  486,931           0.35%            0.35%               1.94%           131%
   13.52       15.08         809,998           0.33             0.33                1.82             38
   12.63       16.04       1,261,983           0.33             0.33                1.66             51
   11.15        6.35       1,303,276           0.35             0.35                1.39             30
   11.00        7.59         883,146           0.33             0.33                1.79             89
   10.88        9.56         890,929           0.37             0.37                1.29             54

  $ 7.55      (35.08)%    $      102           0.70%            0.70%               1.57%           131%
   13.48       14.66             133           0.68             0.68                1.41             38
   12.61        6.50             107           0.68             0.68                1.17             51


  $ 9.57        1.93%     $   72,310           0.40%            0.70%               4.03%           555%
    9.79        4.90          71,259           0.40             0.96                4.97            464
    9.81        4.90          21,795           0.40             2.05                4.86            295
    9.85        1.51           9,138           0.40             3.05                3.61            571

  $ 9.57        1.67%     $      996           0.65%            0.95%               3.78%           555%
    9.79        4.53             852           0.65             1.48                4.73            464
    9.82        4.56           1,060           0.65             2.37                4.59            295
    9.85        1.30           1,013           0.65             3.30                3.35            571


  $ 7.01      (29.90)%    $      354           1.25%            3.80%(i)            1.91%           151%

  $ 7.00      (30.00)%    $   18,320           1.50%            4.06%(i)            1.65%           151%

  $ 7.00      (30.00)%    $    2,660           1.50%            4.06%(i)            1.66%           151%

  $ 6.98      (30.20)%    $      349           1.75%            4.30%(i)            1.41%           151%

(e) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g) Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(h)  Amount was less than $0.01 per share.

(i) If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising SGST. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder International Alpha and Schroder U.S. Opportunities Funds were offered beginning on May 15, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into seven separate series: Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder Multi-Asset Growth Portfolio (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Fund, the "Funds"). Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Multi-Asset Growth Portfolio commenced operations as of August 30, 2006 and December 20, 2007, respectively. Additional series of SST, Schroder Enhanced Income Fund and Schroder Strategic Bond Fund, were liquidated following their close of business on April 29, 2008 and September 29, 2008, respectively.

The Financial Statements for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, Funds that are in liquidation, are presented separately.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Options on indices or exchange-traded fund ("ETF") shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund's daily net asset value. The assets of Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify or continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Funds' financial statements upon adoption. If the Funds were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties. The Funds file U.S. federal income tax returns and if applicable, returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Funds' U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio may enter into credit default swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statements of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha, Schroder International Diversified Value, Schroder Emerging Market, Schroder U.S. Small and Mid Cap Opportunities, and Schroder North American Equity Funds may invest in equity-linked and index-linked warrants. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of October 31, 2008, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of October 31, 2008, were as follows:

                                          PRINCIPAL   ACQUISITION                            % OF NET
                                            AMOUNT        DATE        COST    MARKET VALUE    ASSETS
                                          ---------   -----------   -------   ------------   --------
SCHRODER TOTAL RETURN FIXED INCOME FUND
Hedged Mutual Fund Fee Trust
   4.840%, 3/02/11                         $36,176       1/7/05     $36,113      $36,142       0.1%

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: During the period ended October 31, 2008, the Schroder Multi-Asset Growth Portfolio commenced operations and incurred offering costs of $211,531. Schroder Investment Management North America, Inc. ("SIMNA") absorbed $157,185 of the offering costs for Schroder Multi-Asset Growth Portfolio. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in "Amortization of deferred offering costs" and "Reimbursement from Investment Advisor" on the Statements of Operations. The remaining offering costs are being amortized over a 12-month period from Schroder Multi-Asset Growth Portfolio's inception date and are reflected as "Deferred offering costs" in the Statements of Assets and Liabilities.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.975% for the Schroder International Alpha Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund; 0.25% for each of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund and 0.75% for the Schroder Multi-Asset Growth Portfolio (waived until February 28, 2009 to 0.60%).

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Diversified Value Fund, the Schroder Emerging Market Equity Fund, the Schroder North American Equity Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA provides certain admin-

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

istration services to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA's compensation for these services is included in the Schroder International Alpha and the Schroder U.S. Opportunities Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective June 1, 2008, the SCFD Funds and SST Funds pay fees to SEI based on the combined average daily net assets of all the SST and SCFD Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Effective January 28, 2005, and renewed June 1, 2008, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to pay or reimburse the applicable Fund for other fund expenses through February 28, 2009 for Schroder U.S. Opportunities Fund and Schroder Total Return Fixed Income Fund and through February 28, 2010 for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Fund and Schroder U.S. Small and Mid Cap Opportunities Fund to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Alpha Fund, 1.15% (1.25% prior to October 1, 2008), Schroder International Diversified Value Fund, 1.15% (1.25% prior to October 1, 2008), Schroder Emerging Market Equity Fund, 1.25% (1.75% prior to October 1, 2008), Schroder U.S. Opportunities Fund, 1.70%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.05% (1.40% prior to October 1, 2008), Schroder Total Return Fixed Income Fund, 0.40% and Schroder Multi-Asset Growth Portfolio, 1.25%. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to pay or reimburse the applicable Fund for other Fund expense through February 28, 2009 for Schroder U.S. Opportunities Fund and Schroder Total Return Fixed Income Fund and through February 28, 2010 for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder International Alpha Fund, 1.40% (1.50% prior to October 1, 2008), Schroder International Diversified Value Fund, 1.40% (1.50% prior to October 1, 2008), Schroder Emerging Market Equity Fund, 1.50% (2.00% prior to October 1, 2008), Schroder U.S. Opportunities Fund, 1.95%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.30% (1.65% prior to October 1, 2008), Schroder Total Return Fixed Income Fund, 0.65% and Schroder Multi-Asset Growth Portfolio, 1.50%. In addition, in order to limit the expenses of the A Shares and R Shares of the Schroder Multi-Asset Growth Portfolio, the adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2009 to the extent that the total annual fund operating expenses of the Schroder Multi-Asset Growth Portfolio (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to the A Shares and the R Shares exceed the following annual rates (based on average daily net assets attributable to the Schroder Multi-Asset Growth Portfolio's A Shares and R Shares), A Shares, 1.50%, R Shares, 1.75%.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates: A Shares and Advisor Shares: up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%; R Shares: up to 0.50%, of the daily net assets attributable to the A Shares, Advisor Shares and R Shares, as applicable, to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds' A Shares, Advisor Shares and R Shares.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

NOTE 4 -- REDEMPTION FEE

The Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of "Capital paid-in" on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio for the year ended October 31, 2008 totaled $8,574, $10,299, $138, $7,423, $2,935 and $9,623, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2008, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. Payment of Trustee fees is allocated 50% equally to each Trust and the remaining 50% to the Funds based on their respective amount of assets. Payment of meeting fees were allocated only among those Funds to which the meeting related. Effective November 1, 2006, several Trustees became Trustee Emeritus. For their services, the Emeritus trustees instead receive an annual retainer of $15,000, for a period of two years.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2008 (except for Schroder Multi-Asset Growth Portfolio, for which data is presented for the period December 20, 2007 (commencement of investment operations until October 31, 2008), were as follows:

                                                           PURCHASES    SALES AND MATURITIES
                                                         ------------   --------------------
Schroder International Alpha Fund ....................   $ 45,132,567       $ 41,640,721
Schroder International Diversified Value Fund ........      8,009,285          5,932,805
Schroder Emerging Market Equity Fund .................     38,898,088         32,082,399
Schroder U.S. Opportunities Fund .....................    169,538,823        190,566,087
Schroder U.S. Small and Mid Cap Opportunities Fund ...     16,261,257         10,894,026
Schroder North American Equity Fund ..................    872,550,162        972,143,812
Schroder Total Return Fixed Income Fund ..............     31,366,800         34,641,061
Schroder Multi-Asset Growth Portfolio ................     59,994,575         34,614,189

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended October 31, 2008 were as follows:

                                                           PURCHASES    SALES AND MATURITIES
                                                         ------------   --------------------
Schroder Total Return Fixed Income Fund ..............   $336,910,045       $323,109,585

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the years ended October 31, 2008 and October 31, 2007 the Schroder North American Equity Fund realized gains from in-kind redemptions of $5,180,341 and $60,232,563, respectively.

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company's shares for Schroder Multi-Asset Growth Portfolio is as follows:

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

                                                                                                     INCOME
                                                                                       REALIZED       FROM
                                                                                         GAINS     AFFILIATED
AFFILIATED REGISTERED INVESTMENT COMPANY                 CONTRIBUTIONS   WITHDRAWALS   (LOSSES)   INVESTMENTS
----------------------------------------                 -------------   -----------   --------   -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ...     $4,076,000    $  100,000    $ (4,579)   $   --
Schroder Emerging Market Equity Fund .................      1,394,000            --          --        --
Schroder International Alpha Fund ....................      2,721,564            --          --        --
Schroder International Diversified Value Fund ........      2,198,144            --          --        --
Schroder Strategic Bond Fund .........................      4,807,820     4,776,917     (30,903)    7,820

NOTE 7 -- FEDERAL INCOME TAXES

The Multi-Asset Growth Portfolio elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code effective May 23, 2008. All earnings prior to May 23, 2008, both realized and unrealized, are excluded from the taxable income of the Fund. The prior earnings have been reclassified to "Capital Paid-in." The undistributed balances and the tax character of dividends and distributions declared only reflect income earned and distributions declared after May 23, 2008. Taxable income prior to May 23, 2008 was included in the income tax return of Schroder U.S. Holdings, Inc., an affiliated company of SIMNA, which was the Fund's sole shareholder until May 23, 2008. The Fund's portion of taxes for this period was estimated as if the Fund filed on a separate return basis. The estimated taxes for this period were $147,660, as shown on the accompanying Statement of Operations as tax expense with an offsetting reimbursement from SIMNA.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2008, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulates realized gain (loss):

                                                            INCREASE        INCREASE
                                                           (DECREASE)      (DECREASE)
                                                          UNDISTRIBUTED   ACCUMULATED
                                                         NET INVESTMENT     REALIZED    INCREASE (DECREASE)
                                                             INCOME       GAIN (LOSS)     CAPITAL PAID-IN
                                                         --------------   -----------   -------------------
Schroder International Alpha Fund ....................     $ 117,314      $  (117,314)       $       --
Schroder International Diversified Alpha Fund ........        44,662          (44,662)               --
Schroder Emerging Market Equity Fund .................        31,924          (31,924)               --
Schroder U.S. Opportunities Fund .....................       753,731          (98,821)         (654,910)
Schroder U.S. Small and Mid Cap Opportunities Fund ...        52,480            4,644           (57,124)
Schroder North American Equity Fund ..................       935,914       (6,116,256)        5,180,342
Schroder Total Return Fixed Income Fund ..............        55,121          (55,121)               --
Schroder Multi-Asset Growth Portfolio ................        (8,489)        (326,392)          334,881

The tax character of dividends and distributions declared during the years or periods ended October 31, 2008 and October 31, 2007 was as follows:

                                                           ORDINARY      LONG-TERM
                                                            INCOME     CAPITAL GAIN      TOTAL
                                                         -----------   ------------   ----------
Schroder International Alpha Fund
   2008 ..............................................   $   958,846   $        --    $    958,846
   2007 ..............................................       461,687            --         461,687
Schroder International Diversified Value Fund
   2008 ..............................................     1,796,852       347,610       2,144,462
   2007 ..............................................       172,530            --         172,530

                                       73

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

                                                           ORDINARY      LONG-TERM
                                                            INCOME     CAPITAL GAIN      TOTAL
                                                         -----------   ------------   ----------
Schroder Emerging Market Equity Fund
   2008 ..............................................   $ 2,275,689   $ 1,230,055    $  3,505,744
   2007 ..............................................        63,167            --          63,167
Schroder U.S. Opportunities Fund
   2008 ..............................................     5,039,977    22,631,107      27,671,084
   2007 ..............................................     7,344,179    13,699,207      21,043,386
Schroder U.S. Small and Mid Cap
Opportunities Fund
   2008 ..............................................       311,839       386,347         698,186
   2007 ..............................................         3,936            --           3,936
Schroder North American Equity Fund
   2008 ..............................................    28,675,160    77,583,254     106,258,414
   2007 ..............................................    42,947,662    33,761,191      76,708,853
Schroder Total Return Fixed Income Fund
   2008 ..............................................     3,069,846        35,383       3,105,229
   2007 ..............................................     1,986,596            --       1,986,596

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

                                             UNDISTRIBUTED  UNDISTRIBUTED     CAPITAL                      OTHER         TOTAL
                                                ORDINARY      LONG-TERM        LOSS        UNREALIZED    TEMPORARY    ACCUMULATED
                                                 INCOME      CAPITAL GAIN  CARRYFORWARD   DEPRECIATION  DIFFERENCES      LOSSES
                                             -------------  -------------  ------------  -------------  -----------  -------------
Schroder International Alpha Fund .........   $   235,783      $     --    $ (6,497,617) $ (19,100,900) $    3,237   $ (25,359,497)
Schroder International Diversified Value
   Fund ...................................       346,388            --        (109,889)    (6,297,279)    (31,965)     (6,092,745)
Schroder Emerging Market Equity Fund ......         4,686            --        (949,933)    (9,755,988)    (17,731)    (10,718,966)
Schroder U.S. Opportunities Fund ..........            --            --      (6,743,035)   (29,301,433)         --     (36,044,468)
Schroder U.S. Small and Mid Cap
   Opportunities Fund .....................            --            --        (819,300)    (2,593,297)    (14,398)     (3,426,995)
Schroder North American Equity Fund .......    10,882,828            --     (41,328,784)  (136,635,513)  5,909,143    (161,172,326)
Schroder Total Return Fixed Income Fund ...     1,694,829       476,922              --     (3,212,308)   (534,023)     (1,574,580)
Schroder Multi-Asset Growth Portfolio .....       595,835            --      (3,192,418)    (6,781,264)   (197,536)     (9,575,383)

As of October 31, 2008, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                       EXPIRATION
                                                                          DATES
                                                            AMOUNT     OCTOBER 31,
                                                         -----------   -----------
Schroder International Alpha Fund ....................   $ 2,618,789       2010
                                                             913,762       2011
                                                           2,965,066       2016
Schroder International Diversified Value Fund ........       109,889       2016
Schroder Emerging Market Equity Fund .................       949,933       2016
Schroder U.S. Opportunities Fund .....................     6,743,035       2016
Schroder U.S. Small and Mid Cap Opportunities Fund ...       819,300       2016
Schroder North American Equity Fund ..................    41,328,784       2016
Schroder Multi-Asset Growth Portfolio ................     3,192,418       2016

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

At October 31, 2008, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                               GROSS UNREALIZED           NET UNREALIZED
                                                         IDENTIFIED    --------------------------------    APPRECIATION
                                                          TAX COST       APPRECIATION      DEPRECIATION   (DEPRECIATION)
                                                        ------------   ----------------   -------------   --------------
Schroder International Alpha Fund ...................   $ 50,426,862      $   229,068     $ (19,321,316)  $ (19,092,248)
Schroder International Diversified Value Fund .......     14,406,301           69,241        (6,365,415)     (6,296,174)
Schroder Emerging Market Equity Fund ................     27,259,159           13,874        (9,767,458)     (9,753,584)
Schroder U.S. Opportunities Fund ....................    211,156,704       12,744,621       (42,046,054)    (29,301,433)
Schroder U.S. Small and Mid Cap Opportunities Fund...     15,370,573          422,150        (3,015,447)     (2,593,297)
Schroder North American Equity Fund .................    611,041,162       13,048,976      (143,780,056)   (130,731,080)
Schroder Total Return Fixed Income Fund .............     76,567,213          398,355        (3,813,888)     (3,415,533)
Schroder Multi-Asset Growth Portfolio ...............     28,876,267           17,835        (6,598,257)     (6,580,422)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

The Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2008 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                           5% OR GREATER SHAREHOLDERS
                                                           --------------------------
                                                            NUMBER    % OF FUND HELD
                                                           --------   --------------
Schroder International Alpha Fund ......................       3           92.61%
Schroder International Diversified Value Fund ..........       2           98.70
Schroder Emerging Market Equity Fund ...................       4           83.21
Schroder U.S. Opportunities Fund .......................       3           74.87
Schroder U.S. Small and Mid Cap Opportunities Fund .....       7           98.98
Schroder North American Equity Fund ....................       6           83.71
Schroder Total Return Fixed Income Fund ................       4           94.07
Schroder Multi-Asset Growth Portfolio ..................       1           96.20

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2008

NOTE 10 -- LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008 which enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. The proceeds from the borrowings shall be used primarily to finance shareholder redemptions. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the period from October 6, 2008 through October 31, 2008.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                                                  INTERNATIONAL
                                         INTERNATIONAL              DIVERSIFIED           EMERGING MARKET
                                          ALPHA FUND                VALUE FUND               EQUITY FUND
                                    -----------------------   ----------------------   ------------------------
                                       2008         2007         2008         2007        2008         2007
                                    ----------   ----------   ----------   ---------   ----------   -----------
INVESTOR SHARES:
Sales of shares .................      351,750    1,029,716     282,628      26,303       642,134       348,015
Reinvestment of distributions ...       40,026       25,941     184,373      14,253       230,257         5,239
Redemption of shares ............     (150,536)  (1,093,754)    (84,401)    (26,303)      (90,216)      (12,788)
                                    ----------   ----------    --------     -------    ----------   -----------
Net increase (decrease) in
   Investor Shares ..............      241,240      (38,097)    382,600      14,253       782,175       340,466
                                    ==========   ==========    ========     =======    ==========   ===========
ADVISOR SHARES:
Sales of shares .................      469,751    1,446,287      50,881      34,528       329,402        50,217
Reinvestment of distributions ...       36,416       16,085      24,459       1,531        18,455           283
Redemption of shares ............     (317,143)  (1,370,058)    (59,364)    (14,226)     (340,781)       (5,280)
                                    ----------   ----------    --------     -------    ----------   -----------
Net increase in Advisor Shares ..      189,024       92,314      15,976      21,833         7,076        45,220
                                    ==========   ==========    ========     =======    ==========   ===========

                                       U.S. OPPORTUNITIES     U.S. SMALL AND MID CAP        NORTH AMERICAN
                                              FUND              OPPORTUNITIES FUND           EQUITY FUND
                                    -----------------------   ----------------------   ------------------------
                                       2008         2007         2008         2007        2008         2007
                                    ----------   ----------   ----------   ---------   ----------   -----------
INVESTOR SHARES:
Sales of shares .................      984,467    2,945,901     712,839     195,225     3,916,897    10,660,078
Reinvestment of
   distributions ................    1,238,726      928,653      55,239         364     8,423,399     1,506,831
Redemption of shares ............   (2,802,194)  (1,987,960)    (71,717)    (62,338)   (3,625,013)  (29,037,394)
Redemption of shares in-kind ....           --           --          --          --    (4,373,826)  (23,138,873)
                                    ----------   ----------    --------     -------    ----------   -----------
Net increase (decrease)
   in Investor Shares ...........     (579,001)   1,886,594     696,361     133,251     4,341,457   (40,009,358)
                                    ==========   ==========    ========     =======    ==========   ===========
ADVISOR SHARES:
Sales of shares .................       28,434      263,597      12,224      81,615         2,088           782
Reinvestment of distributions ...       24,017        2,754       7,746          --         1,565           613
Redemption of shares ............      (73,488)     (61,888)   (104,345)    (18,233)           --            --
                                    ----------   ----------    --------     -------    ----------   -----------
Net increase (decrease)
   in Advisor Shares ............      (21,037)     204,463     (84,375)     63,382         3,653         1,395
                                    ==========   ==========    ========     =======    ==========   ===========

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2008

                                       TOTAL RETURN FIXED
                                          INCOME FUND
                                     ---------------------
                                       2008        2007
                                     --------   ----------
INVESTOR SHARES:
Sales of shares ..................    108,534    1,279,192
Sales sold in-kind ...............         --    4,787,713
Reinvestment of distributions ....    309,996      198,870
Redemption of shares .............   (142,808)  (1,207,763)
                                     --------   ----------
Net increase in Investor Shares ..    275,722    5,058,012
                                     ========   ==========
ADVISOR SHARES:
Sales of shares ..................     30,531       70,155
Reinvestment of distributions ....      3,447        3,931
Redemption of shares .............    (16,828)     (95,000)
                                     --------   ----------
Net increase (decrease) in
   Advisor Shares ................     17,150      (20,914)
                                     ========   ==========

                                        MULTI-ASSET
                                     GROWTH PORTFOLIO
                                     ----------------
                                          2008(a)
                                     ----------------
INVESTOR SHARES:
Sales of shares ..................         50,480
Reinvestment of distributions ....             --
Redemption of shares .............             --
                                        ---------
Net increase in Investor Shares ..         50,480
                                        =========
A SHARES:
Sales of shares ..................      2,654,639
Reinvestment of distributions ....             --
Redemption of shares .............        (37,504)
                                        ---------
Net increase in A Shares .........      2,617,135
                                        =========
ADVISOR SHARES:
Sales of shares ..................        380,201
                                        ---------
Net increase in Advisor Shares ...        380,201
                                        =========
R SHARES:
Sales of shares ..................         50,000
                                        ---------
Net increase in R Shares .........         50,000
                                        =========

(a)  Fund commenced investment activities on December 20, 2007.

NOTE 12 -- ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

SCHRODER MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Schroder Global Series Trust,
   Schroder Capital Funds (Delaware) and
   Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder International Diversified Value Fund, Schroder U.S Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio (constituting part of Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 23, 2008

SCHRODER MUTUAL FUNDS

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's web-site at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The Advisory Agreements for all of the Schroder Mutual Funds (the "Funds") are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North American Inc. ("SIMNA") and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2008 to consider the continuation of the Advisory Agreement in respect of each of the Funds for the following year. The Trustees considered a number of factors, none of which alone they considered determinative. Factors considered by the Trustees included those described below, among others.

The Trustees considered the fees charged by SIMNA to the Funds under the Advisory Agreements (which fees, for this purpose, were considered to include the administrative fee paid by Schroder North American Equity Fund to Schroder Fund Advisors Inc.), and the fee payable by SIMNA to Schroder Investment Management North America Limited ("SIMNA Ltd.") as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio out of the fees received by SIMNA with respect to such Funds. The Trustees also considered the total expense ratio of each of the Funds. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper organization showing a comparison of SIMNA's fee rate for each Fund, as well as each Fund's expense ratio, compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, offshore funds and mutual funds for which SIMNA serves as sub-adviser.

The Trustees noted that the advisory and administrative fee charged by SIMNA to the Funds was generally fair compared to those paid by other clients of SIMNA and that SIMNA generally charges lower fees to third party mutual funds for which SIMNA serves as sub-adviser. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance oversight and regulatory responsibilities related to the management function are retained in part by the primary adviser. The Trustees also noted that in many cases the fees charged to SIMNA's separate account clients are lower than those charged to the Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. SIMNA management also reported that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients. In two asset classes, the fees charged to SIMNA's separate account clients exceeded those charged to the Funds. SIMNA management explained that it can be difficult and time-consuming to manage smaller accounts within the framework of its investment models, so SIMNA may charge institutional clients a premium for offering the customized services and reporting of a separate account. The Trustees also noted that, with respect to SIMNA's offshore pooled vehicles, when advisory fees are charged at the fund level they appear to be at least the same as, but in most cases higher than, those charged to the Funds.

SCHRODER MUTUAL FUNDS

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONTINUED)

The Trustees considered the profitability analysis with respect to each Fund for the years ended December 31, 2007 and December 31, 2006. This information showed the substantial costs to SIMNA of providing services to the Funds, and indicated that SIMNA had a net loss with respect to Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio. The Trustees considered that SIMNA's net loss from managing the Funds for the year ended December 31, 2006 had changed to a net profit in the year ended December 31, 2007, and the Trustees concluded that the profitability of Schroder U.S. Opportunities Fund and Schroder International Alpha Fund to SIMNA did not appear unreasonable in light of services, rendered, competitiveness and performance.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow. SIMNA noted that, at this time, any increased profit realized by the firm as the Funds grow enables Schroders to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, SIMNA noted that most of the Funds were small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

The Trustees considered the fee waivers and/or expense limitations for the Funds, including the time periods during which the fee waivers would be in place and possible extensions of such fee waivers and/or expense limitations. SIMNA also noted that it had agreed to maintain fee waivers and expense limitations for most of the Funds.

Representatives of SIMNA discussed with the Trustees in detail the methodology used by Lipper to select peer group funds for the Funds. The Trustees reviewed detailed fee and expense and performance information presented by Lipper for each of the Funds in connection with the proposed renewal of the Advisory Agreements. The review noted that Schroder North American Equity Fund is competitive both in its overall expense ratio and its performance, ranking first out of 15 peer group funds in contractual management fees and in the first quintile for all expenses rankings measured by Lipper. The Fund's performance in the last year performance had suffered somewhat due to market conditions, and was in the third quintile for the last year, but the long-term performance record remained favorable. The review showed that Schroder International Diversified Value Fund had a limited performance history, but ranked second out of four peer group funds in performance while contractual management fees were higher than the median for the peer group, although after fee waivers and expense limitations the Fund ranked four out of 13 peer group funds for total expenses for Investor shares, 11 out of 13 peer group funds for total expenses for Advisor shares, and first out of 12 peer group funds for management fees actually paid. Representatives of SIMNA explained that certain Funds had higher non-management fee expenses than the median of the funds in their respective peer groups because many of the Funds were smaller than other funds in their respective peer groups, so fixed expenses, such as transfer agency expenses, were spread over a smaller amount of assets. Representatives of SIMNA also said that due to such Funds' relatively small size even a small change in net asset value can make a substantial difference in such expenses. They noted that where expenses are reflected for less than a full year of operations this can also have a substantial impact on expenses and that some expenses do increase as net asset value increases, for instance expenses related to reprinting prospectuses. Representatives of SIMNA also noted that audit and other fees that are shared by the Funds are allocated one-half to each Fund based on assets and one-half is evenly divided among the Funds, regardless of assets. SIMNA also stated that in light of Schroder International Diversified Value Fund's limited performance history, relatively low net assets, and overall expense ratio, SIMNA management believes that the Fund fees are reasonable. With respect to Schroder U.S. Opportunities Fund, it was noted that the Fund's contractual management fees are in the fourth quintile but that performance was consistently in the first quintile since the Fund's inception as measured by Lipper. While contractual management fees were above the median, management considered this reasonable given the limited capacity of the Fund and its historical strong performance. Then turning to Schroder U.S. Small and Mid Cap Opportunities Fund, it was noted that performance has been slightly below benchmark but overall strong, was in the first quintile since inception and was in the second quintile in the last year. It was also noted that, although the Fund had relatively high expenses, this was the result at least in part, to the fact that the Fund was the second smallest fund in the peer group measured by net assets and had a limited performance history. As to Schroder International Alpha Fund, it was noted that although the contractual management fees were in the fourth quintile, the Fund's performance continued to be in the first quintile in all periods reported by Lipper.

SCHRODER MUTUAL FUNDS

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONCLUDED)

With respect to Schroder Emerging Market Equity Fund, it was noted that performance had improved significantly, with performance being in the first quintile and second out of 10 peer group funds for the last year and since inception, while contractual management fees were in the third quintile, total expenses in the second quintile, and management fees actually paid in the first quintile. In respect of Schroder Total Return Fixed Income Fund it was noted that the Fund has a competitive contractual management fee, being ranked second out of 17 peer group funds. It was also noted that that for the period since inception the Fund has ranked in the first quintile for performance and, while performance in the last year was in the second quintile, it had improved in recent months. For Schroder Multi-Asset Growth Portfolio, it was noted that, due to the Fund's limited operating history, the Lipper data provided was of limited usefulness.

The Trustees considered the nature, extent and quality of the services provided by SIMNA and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of SIMNA's senior management, and the time and attention devoted by each to the Funds. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds or SIMNA, unanimously voted to approve the continuation of the Advisory Agreement in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor, A and R Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

- ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past incurred expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                      Beginning     Ending        Net      Expenses
                                                       Account     Account    Annualized     Paid
                                                        Value       Value       Expense     During
                                                        5/1/08     10/31/08     Ratios      Period*
                                                      ---------   ---------   ----------   --------
Schroder International Alpha Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  571.80      1.25%       $4.94
   Advisor Shares                                      1,000.00      571.60      1.50         5.93
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,018.85      1.25%       $6.34
   Advisor Shares                                      1,000.00    1,017.60      1.50         7.61
Schroder International Diversified Value Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  555.40      1.25%       $4.89
   Advisor Shares                                      1,000.00      554.60      1.50         5.86
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,018.85      1.25%       $6.34
   Advisor Shares                                      1,000.00    1,017.60      1.50         7.61

SCHRODER MUTUAL FUNDS

                                                      Beginning     Ending        Net      Expenses
                                                       Account     Account    Annualized     Paid
                                                        Value       Value       Expense     During
                                                        5/1/08     10/31/08     Ratios      Period*
                                                      ---------   ---------   ----------   --------
Schroder Emerging Market Equity Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  505.10      1.75%       $6.62
   Advisor Shares                                      1,000.00      504.30      2.00         7.56
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,016.34      1.75%       $8.87
   Advisor Shares                                      1,000.00    1,015.08      2.00        10.13
Schroder U.S. Opportunities Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  748.00      1.22%       $5.36
   Advisor Shares                                      1,000.00      746.70      1.47         6.45
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,019.00      1.22%       $6.19
   Advisor Shares                                      1,000.00    1,017.75      1.47         7.46
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  728.30      1.40%       $6.08
   Advisor Shares                                      1,000.00      727.00      1.65         7.16
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,018.10      1.40%       $7.10
   Advisor Shares                                      1,000.00    1,016.84      1.65         8.36
Schroder North American Equity Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  718.50      0.34%       $1.47
   Advisor Shares                                      1,000.00      716.30      0.69         2.98
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,023.43      0.34%       $1.73
   Advisor Shares                                      1,000.00    1,021.67      0.69         3.51
Schroder Total Return Fixed Income Fund
Actual Expenses
   Investor Shares                                    $1,000.00   $  979.30      0.40%       $1.99
   Advisor Shares                                      1,000.00      977.10      0.65         3.23
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,023.13      0.40%       $2.03
   Advisor Shares                                      1,000.00    1,021.87      0.65         3.30

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

                                                      Beginning     Ending        Net      Expenses
                                                       Account     Account    Annualized     Paid
                                                        Value       Value       Expense     During
                                                        5/1/08     10/31/08     Ratios      Period*
                                                      ---------   ---------   ----------   --------
Schroder Multi-Asset Growth Portfolio
Actual Expenses
   Investor Shares                                    $1,000.00   $  694.70      1.25%       $5.32
   A Shares                                            1,000.00      694.40      1.50         6.39
   Advisor Shares                                      1,000.00      694.40      1.50         6.39
   R Shares                                            1,000.00      692.50      1.75         7.45
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                    $1,000.00   $1,018.85      1.25%       $6.34
   A Shares                                            1,000.00    1,017.60      1.50         7.61
   Advisor Shares                                      1,000.00    1,017.60      1.50         7.61
   R Shares                                            1,000.00    1,016.34      1.75         8.87

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/366 (to reflect the one-half year period).

                      This page intentionally left blank.

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

Additional information regarding the Trustees is included in the Funds' Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                 TERM OF
                                                  OFFICE
                                                   AND                                  NUMBER OF SERIES          OTHER
                             POSITION(S)          LENGTH               PRINCIPAL         IN FUND COMPLEX      DIRECTORSHIPS
NAME, AGE                   HELD WITH THE        OF TIME             OCCUPATION(S)         OVERSEEN BY           HELD BY
AND ADDRESS                    TRUSTS             SERVED          DURING PAST 5 YEARS    BOARD MEMBER(a)      BOARD MEMBER
--------------------------  -------------  ------------------  -----------------------  ----------------  ---------------------
TRUSTEES##
Peter S. Knight*, 57           Trustee         Indefinite      Director, Schroder              10         Medicis; PAR
875 Third Avenue, 22nd Fl.   (All Trusts)  Since 1993 (SCF(D)  Credit Renaissance                         Pharmaceuticals;
New York, NY 10022                              and SST)       Fund, LP; Director,                        Entremed; Generation
                                           Since 2003 (SGST)   Schroder UK Long/Short                     Investment Management
                                                               Fund Ltd.; President,                      Global Equity Fund
                                                               Generation Investment                      LLP.
                                                               Management U.S.
                                                               Formerly, Director,
                                                               Schroder Japanese
                                                               Long/Short Fund;
                                                               Director, Schroder
                                                               Alternative Strategies
                                                               Fund; Managing
                                                               Director, MetWest
                                                               Financial (financial
                                                               services); President,
                                                               Sage Venture Partners
                                                               (investing); and
                                                               Partner, Wunder,
                                                               Knight, Forcsey &
                                                               DeVierno (law firm).

Catherine A. Mazza+, 48      Trustee and       Indefinite      Senior Vice President,          10         None
875 Third Avenue, 22nd Fl.     Chairman    Since 2003 (SGST)   Schroder Investment
New York, NY 10022           (All Trusts)  Since 2006 (SCF(D)  Management North
                                                and SST)       American Inc.
                                                               ("Schroders");
                                                               President and Director,
                                                               Schroder Fund Advisors
                                                               Inc. Formerly,
                                                               President and Chief
                                                               Executive Officer of
                                                               Schroder Capital Funds
                                                               (Delaware) and Schroder
                                                               Series Trust.

William L. Means*, 72          Trustee         Indefinite      Retired.                        10         None
875 Third Avenue, 22nd Fl.   (All Trusts)  Since 1997 (SCF(D)
New York, NY 10022                              and SST)
                                           Since 2006 (SGST)

James D. Vaughn*, 63           Trustee      Indefinite Since   Retired. Formerly,              10         AMG National Trust
875 Third Avenue, 22nd Fl.   (All Trusts)         2003         Managing Partner,                          Bank.
New York, NY 10022                                             Deloitte & Touche USA,
                                                               LLP -- Denver
                                                               (accounting).

----------
* Also serves as a member of the Audit Committees for each Trust on which they serve.

+ Trustee deemed to be an "interested person" of the Trusts as defined in the Investment Company Act are referred to as an "Interested Trustee." Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

## Effective November 1, 2006, Messrs. David N. Dinkins, John I. Howell, Clarence F. Michalis and Herman C. Schwab became Trustees Emeriti of certain of the Trusts.

(a) The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.


                                       86 & 87

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

                                                  TERM OF
                                                   OFFICE
                                                    AND
                              POSITION(S)          LENGTH               PRINCIPAL
NAME, AGE                    HELD WITH THE        OF TIME             OCCUPATION(S)
AND ADDRESS                     TRUSTS             SERVED          DURING PAST 5 YEARS
--------------------------  ---------------  ------------------  -----------------------
OFFICERS

Mark A. Hemenetz, 52         President and       Indefinite      Chief Operating Officer
875 Third Avenue, 22nd Fl.     Principal         Since 2004      Americas, Schroder;
New York, NY 10022             Executive                         Chairman and Director,
                                Officer                          Schroder Fund Advisors
                                                                 Inc. Formerly,
                                                                 Executive Vice
                                                                 President and Director
                                                                 of Investment
                                                                 Management, Bank of New
                                                                 York.

Alan M. Mandel, 51           Treasurer and       Indefinite      Head of Fund
875 Third Avenue, 22nd Fl.     Principal         Since 1998      Administration,
New York, NY 10022           Financial and    (SST and SCF(D);   Schroders; Director,
                               Accounting     Since 2003 (SGST)  Schroder Fund Advisors,
                                Officer                          Inc.

Stephen M. DeTore, 57            Chief           Indefinite      Chief Compliance
875 Third Avenue, 22nd Fl.     Compliance        Since 2005      Officer, Schroders;
New York, NY 10022              Officer                          Senior Vice President
                                                                 and Director, Schroder
                                                                 Fund Advisors Inc.
                                                                 Formerly, Deputy
                                                                 General Counsel,
                                                                 Gabelli Asset
                                                                 Management, Inc.;
                                                                 Associate General
                                                                 Counsel, Gabelli Asset
                                                                 Management, Inc.;
                                                                 Assistant Director,
                                                                 Office of Examination
                                                                 Support, U.S.
                                                                 Securities and Exchange
                                                                 Commission.

William Sauer, 45                 Vice           Indefinite      Head of Investor
875 Third Avenue,              President         Since 2008      Services, Schroders.
New York, NY 10022                                               Formerly, Vice
                                                                 President, The Bank of
                                                                 New York

Carin F. Muhlbaum, 46             Vice           Indefinite      General Counsel and
875 Third Avenue, 22nd Fl.     President       Vice President    Chief Administrative
New York, NY 10022                               since 1998      Officer, Schroders;
                                              (SST and (SCF(D);  Senior Vice President,
                                               Vice President    Director, Secretary and
                                              since 2003 (SGST)  General Counsel,
                                                                 Schroder Fund Advisors
                                                                 Inc.

Abby Ingber, 45               Chief Legal        Indefinite      Deputy General Counsel,
875 Third Avenue, 22nd Fl.    Officer and        Chief Legal     Schroders. Formerly,
New York, NY 10022          Secretary/Clerk  Officer since 2006  Senior Counsel,
                                               Secretary/Clerk   TIAA-CREF.
                                                 since 2007

Angel Lanier, 47               Assistant         Indefinite      Legal Assistant,
875 Third Avenue, 22nd Fl.     Secretary         Since 2005      Schroders; Assistant
New York, NY 10022                                               Vice President,
                                                                 Schroder Fund Advisors
                                                                 Inc. Formerly,
                                                                 Associate, Schroders.


                                           88 & 89

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2008, each Fund has designated the following items with regard to distributions paid during the year.

                                                                            QUALIFYING
                                                                                FOR
                                                                             CORPORATE
                         LONG TERM                                           DIVIDENDS                U.S.               QUALIFYING
                         (15% RATE)    ORDINARY       TAX-                     REC.     QUALIFYING GOVERNMENT QUALIFYING SHORT-TERM
                        CAPITAL GAIN    INCOME       EXEMPT      TOTAL      DEDUCTIONS   DIVIDEND   INTEREST   INTEREST   CAPITAL
FUND                    DISTRIBUTION DISTRIBUTIONS  INTEREST  DISTRIBUTIONS     (1)     INCOME (2)     (3)    INCOME (4)  GAIN (5)
----                    ------------ ------------- ---------- ------------- ---------- ----------- ---------- ---------- ----------
Schroder International
   Alpha Fund (a) .....     0.00%       100.00%       0.00%      100.00%       0.00%      89.72%      0.00%      2.94%       0.00%
Schroder International
   Diversified Value
   Fund (b) ...........    15.73%        84.27%       0.00%      100.00%       0.00%      15.55%      0.00%      1.24%     100.00%
Schroder Emerging
   Market Equity Fund
   (c) ................    34.51%        65.49%       0.00%      100.00%       0.00%      10.68%      0.00%      0.26%     100.00%
Schroder U.S.
   Opportunities
   Fund ...............    81.79%        18.21%       0.00%      100.00%      34.75%      35.00%      0.00%      0.00%     100.00%
Schroder U.S. Small and
   Mid Cap
   Opportunities
   Fund ...............    55.33%        44.67%       0.00%      100.00%      18.35%      18.39%      0.00%     11.47%     100.00%
Schroder North American
   Equity Fund ........    73.02%        26.98%       0.00%      100.00%      66.08%      69.08%      0.00%      1.64%     100.00%
Schroder Total Return
   Fixed Income
   Fund ...............     1.14%        98.86%       0.00%      100.00%       0.00%       0.00%     19.00%    100.00%     100.00%
Schroder Multi-Asset
   Growth Portfolio ...     0.00%         0.00%       0.00%        0.00%       0.00%       0.00%      0.00%      0.00%       0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008, the total amount of foreign source income is $1,274,154. The total amount of foreign tax to be paid is $87,315. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008, the total amount of foreign source income is $676,749. The total amount of foreign tax to be paid is $64,993. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008, the total amount of foreign source income is $638,365. The total amount of foreign tax to be paid is $58,091. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.
                                       90

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED) (CONCLUDED)

On December 12, 2008 the Funds made the following per share distributions to the shareholders of record as of December 11, 2008:

                                                    NET
                                                INVESTMENT
                                                  INCOME
                                                ----------
Schroder International Alpha Fund
   Investor Shares ..........................    $0.7310
   Advisor Shares ...........................     0.5480
Schroder International Diversified Value Fund
   Investor Shares ..........................     0.2723
   Advisor Shares ...........................     0.2517
Schroder Emerging Market Equity Fund
   Investor Shares ..........................     0.0064
   Advisor Shares ...........................         --
Schroder North American Equity Fund
   Investor Share ...........................     0.2406
   Advisor Shares ...........................     0.2108
Schroder Multi-Asset Growth Portfolio
   Investor Shares ..........................     0.3646
   A Shares .................................     0.3353
   Advisor Shares ...........................     0.3430
   R Shares .................................     0.3214

NOTES

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

-    Applications or forms completed by you; and

- Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

- We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

- We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.


If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

           This Privacy Policy applies to the Schroder Mutual Funds,
              Schroder Fund Advisors Inc. and Schroder Investment
                         Management North America Inc.

(SCHRODERS LOGO)

INVESTMENT ADVISOR          Schroder Investment Management North America Inc.
                            875 Third Avenue, 22nd Floor
                            New York, NY 10022

TRUSTEES                    Catherine A. Mazza (CHAIRMAN)
                            David N. Dinkins*
                            John I. Howell*
                            Peter S. Knight
                            William L. Means
                            Clarence F. Michalis*
                            Hermann C. Schwab*
                            James D. Vaughn
                            *     TRUSTEE EMERITUS

DISTRIBUTOR                 Schroder Fund Advisors Inc.
                            875 Third Avenue, 22nd Floor
                            New York, NY 10022

TRANSFER & SHAREHOLDER      Boston Financial Data Services, Inc.
   SERVICING AGENT

CUSTODIAN                   JPMorgan Chase Bank

COUNSEL                     Ropes & Gray LLP

INDEPENDENT REGISTERED      PricewaterhouseCoopers LLP
   PUBLIC ACCOUNTING FIRM

                            The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                            SCHRODER CAPITAL FUNDS (DELAWARE)
                            SCHRODER SERIES TRUST
                            SCHRODER GLOBAL SERIES TRUST
                            P.O. BOX 8507
                            BOSTON, MA 02266
                            (800) 464-3108

                            50935

(SCHRODERS LOGO)

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $27,580                 N/A         $0                $26,270                 N/A         $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     $0                $0                $0                $0                $0                $308,032 (4)
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax        $3,550 (2)        $0                $148,000 (3)      $3,400 (2)        $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Performance verification services rendered to Schroder Investment Management North America Inc. to ensure conformity with CFA Institute performance standards.
   (2)   Tax return preparation fees.
   (3)   Tax compliance services provided to service affiliates of the Funds.
   (4) Performance verification services, FRAG 21 reporting and other miscellaneous consulting services rendered to Schroder Investment Management North America Inc.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

         ---------------------------- ----------------- ----------------
                                            2008             2007
         ---------------------------- ----------------- ----------------
         Audit-Related Fees                 n/a               n/a

         ---------------------------- ----------------- ----------------
         Tax Fees                            0%               0%

         ---------------------------- ----------------- ----------------
         All Other Fees                     n/a               n/a

         ---------------------------- ----------------- ----------------

(f)   Not applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $151,550 and $311,432 for 2008 and 2007, respectively.

(h)   Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2008 through October 31, 2008 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Schroder Global Series Trust


By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 9, 2009



By (Signature and Title)*                  /s/ Alan M. Mandel
                                           -------------------------------------
                                           Alan M. Mandel,
                                           Treasurer and Chief Financial Officer
Date January 9, 2009

* Print the name and title of each signing officer under his or her signature.